UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22121

PIMCO Income Opportunity Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Semiannual Report

December 31, 2021

PCM Fund, Inc. | PCM | NYSE

PIMCO Global StocksPLUS® & Income Fund | PGP | NYSE

PIMCO Strategic Income Fund, Inc. | RCS | NYSE

PIMCO Dynamic Income Fund | PDI | NYSE

PIMCO Dynamic Income Opportunities Fund | PDO | NYSE

(1)	Consolidated Schedule of Investments

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted to us. Following this letter is the PIMCO Closed-End Funds Semiannual Report, which covers the six-month reporting period ended December 31, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) was 6.7%. Growth then moderated to 2.3% during the third quarter of the year. Finally, the Commerce Department’s initial estimate for fourth quarter annualized GDP growth — released after the reporting period ended — was 6.9%.

In the U.S., while the Federal Reserve Board (the “Fed”) maintained the federal funds rate at an all-time low of a range between 0.00% and 0.25%, it took a step toward tightening its monetary policy. At its meeting in early November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. At its meeting in mid-December, the Fed further reduced the monthly pace of its purchases. At the current pace, the U.S. central bank will conclude its asset purchases in mid-March 2022, and could raise interest rates during its March 2022 meeting.

Economies outside the U.S. also continued to be impacted by COVID-19. In its October 2021 World Economic Outlook, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies contracted by -6.3%, -9.8% and -4.6%, respectively, in 2020.

The Bank of England (the “BoE”) also tightened its monetary policy, while several other developed country central banks maintained their accommodative stances. In December 2021, the BoE surprised the market and raised rates for the first time since COVID-19 began. The BoE cited underlying inflation pressures and expects inflation to remain high in the coming months. In contrast, the European Central Bank (the “ECB”) diverged from the Fed and the BoE, as President Christine Lagarde said, “It is very unlikely that we will raise interest rates in the year 2022.” The eurozone economy is still below its pre-pandemic level and the Omicron variant is threatening growth in the region. Elsewhere, the Bank of Japan (the “BoJ”) pared back its emergency pandemic funding in late 2021, but maintained its loose monetary policy. The BoJ appears likely to remain accommodative in the near future given the headwinds facing its economy.

Both short- and long-term U.S. Treasury yields moved higher during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets, returned 0.16%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment-grade credit bonds, returned 0.10%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 1.36%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -0.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -5.56%.

Amid periods of volatility, global equities posted mixed results. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.67%, fueled by strong investor demand and growth in the economy. Global equities, as

2	PIMCO CLOSED-END FUNDS

represented by the MSCI World Index, gained 7.76%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -0.52%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.82% and European equities, as represented by the MSCI Europe Index (in EUR), gained 8.48%.

Commodity prices were volatile and generated positive results. When the reporting period began, Brent crude oil was approximately $75 a barrel. Brent crude oil ended the reporting period at roughly $78 a barrel. We believe that a driver of the uptick in oil price was stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, COVID-19 variants, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 4.12%, 2.16% and 3.45% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	3

Important Information About the Funds

The Board approved the reorganization (the “Reorganization”) of PIMCO Income Opportunity Fund and PIMCO Dynamic Credit and Mortgage Income Fund (each an “Acquired Fund”) with and into PIMCO Dynamic Income Fund (the “Acquiring Fund”).

At a Joint Special Meeting of Shareholders of the Acquiring Fund and Acquired Funds, held on August 6, 2021, shareholders of the Acquiring Fund and PIMCO Income Opportunity Fund approved the proposals necessary for the Acquired Funds to reorganize with and into the Acquiring Fund. No action was needed from shareholders of PIMCO Dynamic Credit and Mortgage Income Fund. Pursuant to the Reorganization, shareholders of the Acquired Funds became shareholders of the Acquiring Fund. The Reorganization was completed upon the close of business on December 10, 2021. The transaction was structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the “Code”). In the Reorganization, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of each of the Acquired Funds in exchange for newly-issued common shares of the Acquiring Fund (“Merger Shares”). Shareholders of the Acquired Funds received Merger Shares (and cash in lieu of fractional Merger Shares, if any), equal to the aggregate net asset value of their holdings of each Acquired Fund, as applicable. The exchange was based on the net asset value per common share (“NAV”) of the Acquiring Fund and each of the Acquired Funds as of the close of business on December 10, 2021.

Effective as of December 13, 2021, the annual management fee rate paid by the Acquiring Fund to PIMCO was reduced from 1.15% to 1.10% of the Acquiring Fund’s average daily total managed assets (the “Fee Reduction”). The Fee Reduction went into effect upon the consummation of the Reorganization. Please see Note 16 — Reorganization in the Notes to Financial Statements for additional information about the Reorganization.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of a Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby a Fund agrees to make regular payments starting at the time a Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). A Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, a Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when a Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or a Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a

4	PIMCO CLOSED-END FUNDS

corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so.

Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

PIMCO Global StocksPLUS® & Income Fund’s (“PGP”) monthly distributions are expected to include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives (including swaps that are paired) may attempt to capitalize on differences between short-term and long-term interest rates as part of PGP’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short term interest rate and to receive a longterm fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate. PGP’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent. In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards. PGP currently has significant capital loss carryforwards, some of which will expire at particular dates, and to the extent that the Fund’s capital losses exceed capital gains, the Fund cannot use its capital loss carryforwards to offset capital gains.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. In addition, because the fees received by PIMCO are based on the total managed assets or the daily NAV of a Fund (including any assets attributable to certain types of leverage outstanding), as applicable, PIMCO has a financial incentive for the Funds to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ common shareholders, on the other hand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	5

Important Information About the Funds	(Cont.)

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including (1) the likelihood of greater volatility of NAV and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.

Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities.

In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Loans, and debt instruments collateralized by loans, acquired by certain Funds may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Certain Funds may invest, either directly or indirectly through its wholly-owned and controlled subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”).

6	PIMCO CLOSED-END FUNDS

Any such Alt Lending ABS may be backed by consumer, residential or other loans. When acquiring and/or originating loans, or purchasing Alt Lending ABS, certain Funds are not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by these Funds or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. The Funds’ investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instruments.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	7

Important Information About the Funds	(Cont.)

bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed-income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Certain Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the parent Fund may hold directly. References herein to a Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of a Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, a Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”) and are not subject to all of the investor protections of the Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of certain Funds and/or their Subsidiaries to operate as described in this report and could adversely affect the Funds.

Certain Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., a Fund or its Subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by a Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If a Fund or its Subsidiary is required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, a Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that a Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations,

8	PIMCO CLOSED-END FUNDS

potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, call risk, collateralized loan obligations risk, confidential information access risk, contingent convertible securities risk, convertible securities risk, counterparty risk, “covenant-lite” obligations risk, credit default swaps risk, credit risk, currency risk, cybersecurity risk debt securities risk, including issuer risk, interest rate risk, prepayment risk, reinvestment risk and duration and maturity risk, derivatives risk, distressed and defaulted securities risk, emerging markets risk, equity securities and related market risk, focused investment risk, foreign (non-U.S.) investment risk, high yield securities risk, inflation/deflation risk, inflation-indexed security risk, leverage risk, liquidity risk, loans and other indebtedness; loan participations and assignments risk; management risk, market discount risk, market disruptions risk, market risk, mortgage-related and other asset-backed instruments risk, operational risk, other investment companies risk, private placements risk, privately issued mortgagerelated securities risk, platform risk, portfolio turnover risk, potential conflicts of interest involving allocation of investment opportunities, preferred securities risk, privacy and data security risk, regulatory changes risk, regulatory risk — LIBOR, regulatory risk — commodity pool operator, repurchase agreements risk, segregation and coverage risk, senior debt risk, smaller company risk, sovereign debt risk, structured investments risk, subprime risk, subsidiary risk, synthetic convertible securities risk, tax risk, U.S. Government securities risk, valuation risk, recent and restricted securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	9

Important Information About the Funds	(Cont.)

(as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS® & Income Fund	05/31/05	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified
PIMCO Dynamic Income Opportunities Fund	01/29/21	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees/Directors1 are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered

10	PIMCO CLOSED-END FUNDS

[1]	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements.

These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	11

PCM Fund, Inc.

Symbol on NYSE - PCM

Allocation Breakdown as of December 31, 2021†§

Asset-Backed Securities	25.7%

Corporate Bonds & Notes	22.1%

Loan Participations and Assignments	19.5%

Non-Agency Mortgage-Backed Securities	19.1%

Common Stocks	2.9%

Preferred Securities	2.5%

Short-Term Instruments	2.3%

U.S. Government Agencies	2.2%

Real Estate Investment Trusts	2.0%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2021)(1)

Market Price	$10.72

NAV	$9.44

Premium/(Discount) to NAV	13.56%

Market Price Distribution Rate(2)	8.96%

NAV Distribution Rate(2)	10.17%

Total Effective Leverage(3)	44.07%

Average Annual Total Return(1) for the period ended December 31, 2021

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	(5.58)%	9.09%	11.21%	10.39%	9.07%
NAV	4.32%	10.05%	9.99%	10.82%	9.18%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to mortgage credit contributed to absolute performance, as the sector posted positive performance.

»	Exposure to corporate special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as the positions posted positive returns.

»	Interest rate exposure focused on the intermediate portion of the curve detracted from absolute performance, as interest rates rose.

»	There were no other material detractors for this Fund.

12	PIMCO CLOSED-END FUNDS

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE - PGP

Allocation Breakdown as of December 31, 2021†§

Corporate Bonds & Notes	31.7%

U.S. Government Agencies	20.1%

Loan Participations and Assignments	13.9%

Short-Term Instruments	10.1%

Non-Agency Mortgage-Backed Securities	8.1%

Asset-Backed Securities	5.5%

Preferred Securities	4.7%

Sovereign Issues	1.6%

Municipal Bonds & Notes	1.4%

Other	2.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2021)(1)

Market Price	$10.83

NAV	$10.60

Premium/(Discount) to NAV	2.17%

Market Price Distribution Rate(2)	7.65%

NAV Distribution Rate(2)	7.81%

Total Effective Leverage(3)	35.89%

Average Annual Total Return(1) for the period ended December 31, 2021

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	1.46%	16.78%	5.08%	5.32%	8.12%
NAV	5.60%	19.32%	14.39%	15.90%	12.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS® & Income Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute performance, as the sector posted positive performance.

»	Exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute performance, as the sector posted positive performance.

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive performance.

»	Interest rate exposure focused on the intermediate portion of the curve detracted from absolute performance, as interest rates rose.

»	Exposure to emerging market debt detracted from absolute performance, as the sector posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	13

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Allocation Breakdown as of December 31, 2021†§

U.S. Government Agencies	44.2%

Corporate Bonds & Notes	25.9%

Non-Agency Mortgage-Backed Securities	8.3%

Loan Participations and Assignments	7.9%

Preferred Securities	3.0%

Short-Term Instruments	2.8%

Asset-Backed Securities	2.5%

Sovereign Issues	2.5%

Common Stocks	1.5%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2021)(1)

Market Price	$6.79

NAV	$6.19

Premium/(Discount) to NAV	9.69%

Market Price Distribution Rate(2)	9.01%

NAV Distribution Rate(2)	9.89%

Total Effective Leverage(3)	43.34%

Average Annual Total Return(1) for the period ended December 31, 2021

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	(6.73)%	6.94%	4.15%	5.26%	8.07%
NAV	(0.88)%	2.88%	6.80%	8.52%	8.26%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

The performance information shown for the Fund includes historical performance information for the periods prior to February 8, 2002, during which the Fund had a different investment manager. As of February 8, 2002, PIMCO became the Fund’s investment manager. The Fund’s performance prior to that time may have been different if the Fund were advised by PIMCO

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the corporate credit sector contributed to absolute performance, as the sector posted positive performance.

»	Exposure to the mortgage credit sector contributed to absolute performance, as the sector posted positive performance.

»	Exposure to corporate special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as the positions posted positive returns.

»	Exposure to the emerging market debt sector detracted from absolute performance, as the sector posted negative returns.

»	Exposure to the mortgage backed securities sector detracted from absolute performance, as the sector posted negative returns.

»	Interest rate exposure focused on the intermediate portion of the curve detracted from absolute performance, as interest rates rose.

14	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Allocation Breakdown as of December 31, 2021†§

Corporate Bonds & Notes	29.6%

Non-Agency Mortgage-Backed Securities	19.4%

Asset-Backed Securities	17.2%

Loan Participations and Assignments	16.7%

Preferred Securities	4.2%

Short-Term Instruments	3.9%

Common Stocks	2.6%

Sovereign Issues	2.2%

U.S. Government Agencies	1.3%

Other	2.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2021)(1)

Market Price	$25.91

NAV	$24.48

Premium/(Discount) to NAV	5.84%

Market Price Distribution Rate(2)	10.21%

NAV Distribution Rate(2)	10.81%

Total Effective Leverage(3)	42.66%

Average Annual Total Return(1) for the period ended December 31, 2021

	6 Month*	1 Year	5 Year	Commencement of Operations (05/30/12)
Market Price	(5.35)%	8.40%	9.21%	13.01%
NAV	2.32%	9.56%	10.08%	13.28%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, and capital appreciation is a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the mortgage credit sector contributed to absolute performance, as the sector saw positive returns.

»	Exposure to the corporate credit sector contributed to absolute performance, as the sector saw positive performance.

»	Exposure to the structured credit sector contributed to absolute performance, as the sector saw positive performance.

»	Exposure to the emerging market debt sector detracted from absolute performance, as the sector saw negative returns.

»	Interest rate exposure focused on the intermediate portion of the curve detracted from absolute performance, as interest rates rose.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	15

PIMCO Dynamic Income Opportunities Fund

Symbol on NYSE - PDO

Allocation Breakdown as of December 31, 2021†§

Corporate Bonds & Notes	30.8%

Non-Agency Mortgage-Backed Securities	24.8%

Loan Participations and Assignments	22.1%

Asset-Backed Securities	8.1%

Short-Term Instruments	3.1%

Sovereign Issues	3.0%

Preferred Securities	2.0%

Municipal Bonds & Notes	1.9%

Real Estate Investment Trusts	1.8%

Convertible Bonds & Notes	1.3%

U.S. Government Agencies	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2021)(1)

Market Price	$19.56

NAV	$19.40

Premium/(Discount) to NAV	0.82%

Market Price Distribution Rate(2)	7.26%

NAV Distribution Rate(2)	7.32%

Total Effective Leverage(3)	44.17%

Average Annual Total Return(1) for the period ended December 31, 2021

	6 Month	Commencement of Operations (01/29/21)
Market Price*	(10.38)%	4.60%
NAV*	0.50%	5.46%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Opportunities Fund’s investment objective is to seek current income as a primary objective and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to mortgage credit contributed to absolute performance, as the sector mostly saw positive returns.

»	Exposure to corporate credit contributed to absolute performance, as the sector mostly saw positive performance.

»	Exposure to structured credit contributed to absolute performance, as the sector saw positive performance.

»	Exposure to emerging market debt detracted from absolute performance, as the sector saw negative returns.

»	Interest rate exposure focused on the intermediate portion of the curve detracted from absolute performance, as interest rates rose.

»	There were no other material detractors for this Fund.

16	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.

07/01/2021 - 12/31/2021+	$9.52	$0.39	$0.01	$0.40	$(0.48)	$0.00	$0.00	$(0.48)

06/30/2021	8.47	0.97	1.04	2.01	(0.96)	0.00	0.00	(0.96)

06/30/2020	10.19	0.86	(1.62)	(0.76)	(0.95)	0.00	(0.01)	(0.96)

06/30/2019	10.23	0.69	0.23	0.92	(0.96)	0.00	0.00	(0.96)

06/30/2018	10.15	0.88	0.18	1.06	(0.98)	0.00	0.00	(0.98)

06/30/2017	9.71	0.98	0.92	1.90	(1.46)	0.00	0.00	(1.46)

PIMCO Global StocksPLUS® & Income Fund

07/01/2021 - 12/31/2021+	$10.44	$0.43	$0.15	$0.58	$(0.41)	$0.00	$0.00	$(0.41)

06/30/2021	7.47	0.95	2.85	3.80	(0.83)	0.00	0.00	(0.83)

06/30/2020	9.89	1.10	(2.42)	(1.32)	(0.85)	0.00	(0.25)	(1.10)

06/30/2019	10.50	1.11	(0.34)	0.77	(1.20)	0.00	(0.18)	(1.38)

06/30/2018	11.18	1.09	(0.16)	0.93	(1.43)	0.00	(0.18)	(1.61)

06/30/2017	9.76	1.15	2.14	3.29	(1.67)	0.00	(0.20)	(1.87)

PIMCO Strategic Income Fund, Inc.

07/01/2021 - 12/31/2021+	$6.55	$0.28	$(0.32)	$(0.04)	$(0.31)	$0.00	$0.00	$(0.31)

06/30/2021	5.94	0.58	0.64	1.22	(0.41)	0.00	(0.20)	(0.61)

06/30/2020	7.12	0.74	(1.20)	(0.46)	(0.49)	0.00	(0.23)	(0.72)

06/30/2019	7.32	0.60	0.03	0.63	(0.61)	0.00	(0.22)	(0.83)

06/30/2018(f)	7.75	0.77	(0.34)	0.43	(0.86)	0.00	0.00	(0.86)

06/30/2017(f)	7.89	0.70	0.08	0.78	(0.80)	0.00	(0.12)	(0.92)

PIMCO Dynamic Income Fund (Consolidated)

07/01/2021 - 12/31/2021+	$25.23	$1.41	$(0.88)	$0.53	$(1.32)	$0.00	$0.00	$(1.32)

06/30/2021	22.59	2.51	2.57	5.08	(2.52)	0.00	(0.13)	(2.65)

06/30/2020	28.29	2.92	(5.80)	(2.88)	(3.07)	0.00	0.00	(3.07)

06/30/2019	28.98	2.73	(0.37)	2.36	(3.15)	0.00	0.00	(3.15)

06/30/2018	28.32	2.95	0.18	3.13	(2.65)	0.00	0.00	(2.65)

06/30/2017	26.56	2.60	3.18	5.78	(4.10)	0.00	0.00	(4.10)

PIMCO Dynamic Income Opportunities Fund (Consolidated)

07/01/2021 - 12/31/2021+	$20.50	$0.86	$(0.74)	$0.12	$(1.08)	$(0.12)	$0.00	$(1.20)

01/29/2021 - 06/30/2021	20.00	0.49	0.47	0.96	(0.47)	0.00	0.00	(0.47)

+	Unaudited
*	Annualized, except for organizational expense, if any.
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)	See Note 2, Distributions - Common Shares, in the Notes to Financial Statements for more information regarding certain prior year values.
(g)	Effective December 13, 2021, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 1.10%.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

				Common Share			Ratios/Supplemental Data
								Ratios to Average Net Assets Applicable to Common Shareholders
Increase resulting from Common Share offering		Offering Cost Charged to Paid in Capital		Net Asset Value End of Year or Period(a)	Market Price End of Year or Period	Total Investment Return(d)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$	N/A	$	N/A	$9.44	$10.72	(5.58)%	$110,693	2.07	%*	2.07	%*	1.59	%*	1.59	%*	8.06	%*	49%

	N/A		N/A	9.52	11.87	38.25	111,154	2.49		2.49		1.60		1.60		10.56		127

	N/A		N/A	8.47	9.42	(8.33)	98,539	3.39		3.39		1.54		1.54		9.09		15

	N/A		N/A	10.19	11.32	8.26	118,181	3.35		3.35		1.41		1.41		6.89		8

	N/A		N/A	10.23	11.45	11.48	118,512	3.06		3.06		1.43		1.43		8.55		9

	N/A		N/A	10.15	11.23	33.80	117,402	3.05		3.05		1.54		1.54		9.81		13

$	N/A	$	N/A	$10.61	$10.83	1.46%	$118,204	1.92	%*	1.92	%*	1.70	%*	1.70	%*	8.04	%*	230%

	N/A		N/A	10.44	11.10	48.12	115,748	2.03		2.03		1.66		1.66		10.35		503

	N/A		N/A	7.47	8.19	(26.51)	82,109	2.78		2.78		1.65		1.65		12.56		395

	N/A		N/A	9.89	12.47	(7.41)	107,562	2.64		2.64		1.53		1.53		11.37		381

	N/A		N/A	10.50	14.98	(8.96)	113,204	2.36		2.36		1.48		1.48		9.84		63

	N/A		N/A	11.18	18.40	5.06	119,538	3.20		3.20		1.88		1.88		11.09		25

$	N/A	$	N/A	$6.20	$6.79	(6.73)%	$276,659	1.26	%*	1.26	%*	0.98	%*	0.98	%*	8.45	%*	349%

	N/A		N/A	6.55	7.61	30.90	290,989	1.36		1.36		0.96		0.96		8.97		774

	N/A		N/A	5.94	6.37	(27.94)	261,163	2.61		2.61		0.98		0.98		11.28		679

	N/A		N/A	7.12	9.71	9.57	309,287	3.20		3.20		0.97		0.97		8.52		655

	N/A		N/A	7.32	9.68	4.59	314,540	1.85		1.85		0.97		0.97		10.12		5

	N/A		N/A	7.75	10.19	17.12	329,673	1.52		1.52		0.97		0.97		8.94		8

	$0.06		$0.00	$24.50	$25.91	(5.35)%	$5,401,430	2.46	%*(g)	2.46	%*(g)	2.01	%*(g)	2.01	%*(g)	11.18	%*	21%

	0.21		0.00	25.23	28.81	29.29	1,781,435	2.78		2.78		2.04		2.04		10.36		38

	0.25		0.00	22.59	24.72	(14.18)	1,375,107	3.72		3.72		1.99		1.99		11.44		21

	0.10		(0.00)	28.29	32.15	12.03	1,603,368	3.96		3.96		1.89		1.89		9.70		12

	0.18		(0.00)	28.98	31.87	15.54	1,575,523	4.07		4.07		2.01		2.01		10.26		9

	0.08		0.00	28.32	30.18	27.07	1,372,674	4.08		4.08		2.14		2.14		9.58		20

$	N/A	$	N/A	$19.42	$19.56	(10.38)%	$2,134,261	2.66	%*	2.66	%*	2.11	%*	2.11	%*	8.32	%*	37%

	0.01		N/A	20.50	23.18	16.70	2,227,301	2.10	*	2.10	*	1.78	*	1.78	*	5.93	*	49

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	19

Statements of Assets and Liabilities	December 31, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Strategic Income Fund, Inc.

Assets:

Investments, at value
Investments in securities*	$194,033	$218,168	$745,282
Financial Derivative Instruments
Exchange-traded or centrally cleared	34	167	247
Over the counter	49	2,780	458
Cash	64	0	0
Deposits with counterparty	2,748	4,530	12,676
Foreign currency, at value	0	633	0
Receivable for investments sold	4,457	4,095	1,818
Receivable for TBA investments sold	0	73,346	506,226
Interest and/or dividends receivable	1,375	1,762	4,995
Other assets	11	0	0
Total Assets	202,771	305,481	1,271,702

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$84,079	$59,833	$200,557
Payable for short sales	0	2,724	2,778
Financial Derivative Instruments
Exchange-traded or centrally cleared	33	1,542	475
Over the counter	244	410	999
Payable for investments purchased	5,027	9,278	24,118
Payable for unfunded loan commitments	1,596	40	118
Payable for TBA investments purchased	0	109,804	760,308
Deposits from counterparty	0	2,619	271
Distributions payable to common shareholders	938	769	2,275
Overdraft due to custodian	0	64	2,882
Accrued management fees	157	177	237
Other liabilities	4	17	25
Total Liabilities	92,078	187,277	995,043

Net Assets Applicable to Common Shareholders	$110,693	$118,204	$276,659

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$12	$0	$0
Paid in capital in excess of par	112,286	134,212	340,145
Distributable earnings (accumulated loss)	(1,605)	(16,008)	(63,486)

Net Assets Applicable to Common Shareholders	$110,693	$118,204	$276,659

Common Shares Outstanding	11,729	11,139	44,609

Net Asset Value Per Common Share(a)	$9.44	$10.61	$6.20

Cost of investments in securities	$187,527	$225,151	$754,803
Cost of foreign currency held	$0	$637	$0
Proceeds received on short sales	$0	$2,732	$2,782
Cost or premiums of financial derivative instruments, net	$676	$(1,379)	$667

* Includes repurchase agreements of:	$0	$0	$4,823

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.001 per share), ($0.00001 per share), ($0.00001 per share), ($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities	December 31, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Assets:

Investments, at value
Investments in securities*	$9,438,660	$3,866,714
Investments in Affiliates	167,876	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	665	159
Over the counter	7,307	3,704
Cash	6,745	1,999
Deposits with counterparty	80,721	61,008
Foreign currency, at value	0	4,544
Receivable for investments sold	122,157	17,090
Receivable for Fund shares sold	9,484	0
Interest and/or dividends receivable	88,825	42,074
Other assets	1,504	0
Total Assets	9,923,944	3,997,292

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,897,752	$1,627,632
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,400	1,113
Over the counter	20,970	4,126
Payable for investments purchased	479,531	181,049
Payable for unfunded loan commitments	78,761	25,827
Payable for TBA investments purchased	0	2,988
Deposits from counterparty	15,554	3,342
Distributions payable to common shareholders	16,109	12,952
Overdraft due to custodian	1,547	0
Accrued management fees	9,298	3,936
Accrued taxes payable	4	0
Other liabilities	588	66
Total Liabilities	4,522,514	1,863,031

Net Assets Applicable to Common Shareholders	$5,401,430	$2,134,261

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$2	$1
Paid in capital in excess of par	5,452,165	2,198,451
Distributable earnings (accumulated loss)	(50,737)	(64,191)

Net Assets Applicable to Common Shareholders	$5,401,430	$2,134,261

Common Shares Outstanding	220,508	109,926

Net Asset Value Per Common Share(a)	$24.50	$19.42

Cost of investments in securities	$9,467,317	$3,923,668
Cost of investments in Affiliates	$99,529	$0
Cost of foreign currency held	$0	$4,516
Cost or premiums of financial derivative instruments, net	$(36,719)	$(7,898)

* Includes repurchase agreements of:	$200,000	$20,100

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	21

Statements of Operations

Six Months Ended December 31, 2021 (Unaudited)
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:

Interest, net of foreign taxes*	$5,457	$5,818	$13,779
Dividends, net of foreign taxes**	269	116	299
Total Income	5,726	5,934	14,078

Expenses:

Management fees	888	993	1,385
Trustee fees and related expenses	7	17	18
Interest expense	268	132	412
Miscellaneous expense	7	3	5
Total Expenses	1,170	1,145	1,820

Net Investment Income (Loss)	4,556	4,789	12,258

Net Realized Gain (Loss):

Investments in securities	2,300	717	3,401
Exchange-traded or centrally cleared financial derivative instruments	494	2,704	(4,057)
Over the counter financial derivative instruments	130	7,369	3,744
Foreign currency	0	110	191

Net Realized Gain (Loss)	2,924	10,900	3,279

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,853)	(3,593)	(18,378)
Exchange-traded or centrally cleared financial derivative instruments	(1,040)	57	2,558
Over the counter financial derivative instruments	46	(5,666)	(2,097)
Foreign currency assets and liabilities	0	58	188

Net Change in Unrealized Appreciation (Depreciation)	(2,847)	(9,144)	(17,729)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,633	$6,545	$(2,192)

* Foreign tax withholdings	$0	$24	$50

** Foreign tax withholdings - Dividends	$2	$2	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Six Months Ended December 31, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Investment Income:

Interest, net of foreign taxes*	$146,235	$119,458
Dividends, net of foreign taxes**	3,663	3,733
Total Income	149,898	123,191

Expenses:

Management fees	22,017	23,519
Trustee fees and related expenses	138	100
Interest expense	4,919	6,136
Miscellaneous expense	22	4
Total Expenses	27,096	29,759

Net Investment Income (Loss)	122,802	93,432

Net Realized Gain (Loss):

Investments in securities	(8,314)	19,896
Exchange-traded or centrally cleared financial derivative instruments	(1,440)	(6,999)
Over the counter financial derivative instruments	16,202	25,119
Short sales	0	(132)
Foreign currency	1,656	(3,787)

Net Realized Gain (Loss)	8,104	34,097

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(115,302)	(100,854)
Investments in Affiliates	68,347	0
Exchange-traded or centrally cleared financial derivative instruments	1,304	(3,529)
Over the counter financial derivative instruments	(15,773)	(12,584)
Foreign currency assets and liabilities	7,572	2,079

Net Change in Unrealized Appreciation (Depreciation)	(53,852)	(114,888)

Net Increase (Decrease) in Net Assets Resulting from Operations	$77,054	$12,641

* Foreign tax withholdings - Interest	$272	$303

** Foreign tax withholdings - Dividends	$23	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	23

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,556	$11,334	$4,789	$10,479
Net realized gain (loss)	2,924	(2,978)	10,900	9,293
Net change in unrealized appreciation (depreciation)	(2,847)	14,896	(9,144)	22,099

Net Increase (Decrease) in Net Assets Resulting from Operations	4,633	23,252	6,545	41,871

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(5,620)	(11,184)	(4,603)	(9,146)
Tax basis return of capital	0	0	0	0

Total Distributions to Common Shareholders(a)	(5,620)	(11,184)	(4,603)	(9,146)

Common Share Transactions*:

Issued as reinvestment of distributions	526	547	514	914

Net increase (decrease) resulting from common share transactions	526	547	514	914

Total increase (decrease) in net assets applicable to common shareholders	(461)	12,615	2,456	33,639

Net Assets Applicable to Common Shareholders:

Beginning of period	111,154	98,539	115,748	82,109
End of period	$110,693	$111,154	$118,204	$115,748

* Common Share Transactions:

Shares issued as reinvestment of distributions	48	53	49	100
Net increase (decrease) in common shares outstanding	48	53	49	100

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Strategic Income Fund, Inc.

Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

$12,258	$25,416
3,279	(17,911)
(17,729)	46,341

(2,192)	53,846

(13,622)	(18,313)
0	(8,736)

(13,622)	(27,049)

1,484	3,029

1,484	3,029

(14,330)	29,826

290,989	261,163
$276,659	$290,989

212	461
212	461

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	25

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Income Fund		PIMCO Dynamic Income Opportunities Fund

(Amounts in thousands†)	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Inception date through June 30, 2021(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$122,802	$167,364	$93,432	$52,235
Net realized gain (loss)	8,104	(93,129)	34,097	6,681
Net change in unrealized appreciation (depreciation)	(53,852)	259,142	(114,888)	46,720

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	77,054	333,377	12,641	105,636

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(95,082)	(167,415)	(131,093)	(51,375)
Tax basis return of capital	0	(8,919)	0	0

Total Distributions to Common Shareholders(b)	(95,082)	(176,334)	(131,093)	(51,375)

Common Share Transactions*:

Net proceeds from at-the-market offering	63,791	120,200	0	0
Net proceeds from equity offering	0	106,476	0	2,166,064
Net proceeds from reorganization	3,562,154	0	0	0
At-the-market offering costs	143	240	0	0
Issued as reinvestment of distributions	11,935	22,369	25,412	6,976

Net increase (decrease) resulting from common share transactions	3,638,023	249,285	25,412	2,173,040

Total increase (decrease) in net assets applicable to common shareholders	3,619,995	406,328	(93,040)	2,227,301

Net Assets Applicable to Common Shareholders:

Beginning of period	1,781,435	1,375,107	2,227,301	0
End of period	$5,401,430	$1,781,435	$2,134,261	$2,227,301

* Common Share Transactions:

Shares sold	2,374	8,848	0	108,303
Shares issued in reorganization	147,079	0	0	0
Shares issued as reinvestment of distributions	458	890	1,274	349
Net increase (decrease) in common shares outstanding	149,911	9,738	1,274	108,652

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was January 29, 2021.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended December 31, 2021 (Unaudited)
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$4,633	$6,545	$(2,192)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(102,677)	(461,155)	(2,637,238)
Proceeds from sales of long-term securities	102,832	452,831	2,640,515
(Purchases) Proceeds from sales of short-term portfolio investments, net	7,658	(5,840)	(17,462)
(Increase) decrease in deposits with counterparty	(1,135)	(1,188)	(3,725)
(Increase) decrease in receivable for investments sold	7,354	(22,691)	(9,252)
(Increase) decrease in interest and/or dividends receivable	(205)	(420)	(860)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(530)	3,202	(1,529)
Proceeds from (Payments on) over the counter financial derivative instruments	87	7,383	3,726
(Increase) decrease in other assets	1	2	2
Increase (decrease) in payable for investments purchased	(7,198)	26,666	48,603
Increase (decrease) in payable for unfunded loan commitments	(832)	(378)	118
Increase (decrease) in deposits from counterparty	(10)	(6,021)	(1,024)
Increase (decrease) in accrued management fees	11	21	7
Proceeds from (Payments on) short sales transactions, net	(7,526)	1,773	(17,979)
Proceeds from (Payments on) foreign currency transactions	0	147	228
Increase (decrease) in other liabilities	(3)	(16)	(3)
Net Realized (Gain) Loss
Investments in securities	(2,300)	(717)	(3,401)
Exchange-traded or centrally cleared financial derivative instruments	(494)	(2,704)	4,057
Over the counter financial derivative instruments	(130)	(7,369)	(3,744)
Foreign currency	0	(110)	(191)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	1,853	3,593	18,378
Exchange-traded or centrally cleared financial derivative instruments	1,040	(57)	(2,558)
Over the counter financial derivative instruments	(46)	5,666	2,097
Foreign currency assets and liabilities	0	(58)	(188)
Net amortization (accretion) on investments	(238)	(162)	3,386

Net Cash Provided by (Used for) Operating Activities	2,145	(1,057)	19,771

Cash Flows Received from (Used for) Financing Activities:

Increase (decrease) in overdraft due to custodian	0	64	2,882
Cash distributions paid*	(5,090)	(4,085)	(12,127)
Proceeds from reverse repurchase agreements	161,590	156,671	796,048
Payments on reverse repurchase agreements	(159,237)	(152,520)	(810,355)

Net Cash Received from (Used for) Financing Activities	(2,737)	130	(23,552)

Net Increase (Decrease) in Cash and Foreign Currency	(592)	(927)	(3,781)

Cash and Foreign Currency:

Beginning of period	656	1,560	3,781
End of period	$64	$633	$0

* Reinvestment of distributions	$526	$514	$1,484

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$193	$109	$372
Non Cash Payment in Kind	$61	$128	$29

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	27

Consolidated Statements of Cash Flows

Six Months Ended December 31, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$77,054	$12,641

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,121,819)	(1,438,321)
Proceeds from sales of long-term securities	968,397	1,685,376
(Purchases) Proceeds from sales of short-term portfolio investments, net	(185,197)	(47,616)
(Increase) decrease in deposits with counterparty	(39,651)	(20,937)
(Increase) decrease in receivable for investments sold	(29,474)	440,250
(Increase) decrease in interest and/or dividends receivable	(64,784)	(3,082)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	825	(10,408)
Proceeds from (Payments on) over the counter financial derivative instruments	17,330	24,902
(Increase) decrease in other assets	(505)	0
Increase (decrease) in payable for investments purchased	312,264	(301,767)
Increase (decrease) in payable for unfunded loan commitments	57,440	12,177
Increase (decrease) in deposits from counterparty	5,029	(22,531)
Increase (decrease) in accrued management fees	6,394	71
Proceeds from (Payments on) short sales transactions, net	0	(132)
Proceeds from (Payments on) foreign currency transactions	1,118	(3,757)
Increase (decrease) in other liabilities	413	(93)
Net Realized (Gain) Loss
Investments in securities	8,314	(19,896)
Exchange-traded or centrally cleared financial derivative instruments	1,440	6,999
Over the counter financial derivative instruments	(16,202)	(25,119)
Short sales	0	132
Foreign currency	(1,656)	3,787
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	115,302	100,854
Investments in Affiliates	(68,347)	0
Exchange-traded or centrally cleared financial derivative instruments	(1,304)	3,529
Over the counter financial derivative instruments	15,773	12,584
Foreign currency assets and liabilities	(7,572)	(2,079)
Net amortization (accretion) on investments	(18,774)	(2,536)
Net (decrease) from Reorganization(a)	(228,260)	0

Net Cash Provided by (Used for) Operating Activities	(196,452)	405,028

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	56,173	0
Net at-the-market offering cost	143	0
Increase (decrease) in overdraft due to custodian	1,547	0
Cash distributions paid*	(82,547)	(105,594)
Proceeds from reverse repurchase agreements	3,219,825	3,635,053
Payments on reverse repurchase agreements	(2,998,005)	(3,941,362)

Net Cash Received from (Used for) Financing Activities	197,136	(411,903)

Net Increase (Decrease) in Cash and Foreign Currency	684	(6,875)

Cash and Foreign Currency:

Beginning of period	6,061	13,418
End of period	$6,745	$6,543

*Reinvestment of distributions	$11,935	$25,412

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$272	$4,259

Non Cash Payment in Kind	$659	$2,499

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

Includes cash, accruals, assets, and liabilities received in connection with Reorganization. Please see Note 16 — Reorganization in the Notes to Financial Statements for additional information about the Reorganization.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO PCM Fund, Inc.	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 175.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 34.3%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~	$800	$830

Altar BidCo, Inc.
4.250% due 11/17/2028	1,112	1,109

AP Core Holdings II, LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~	1,117	1,119

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~	2,627	2,617
3.604% (LIBOR03M + 3.500%) due 07/21/2025 ~	299	300

Carnival Corp.
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~	178	176

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~	1,122	1,126

Clear Channel Outdoor Holdings, Inc.
3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~	1,431	1,413

Dei Sales, Inc.
5.604% (LIBOR03M + 5.500%) due 04/28/2028 «~	1,086	1,086

Emerald TopCo, Inc.
3.629% (LIBOR03M + 3.500%) due 07/24/2026 ~	6	6

Encina Private Credit LLC
TBD% (LIBOR03M + 3.716%) due 11/30/2025 «~µ	2,573	2,573

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~	3,836	3,099

ExGen Texas Power LLC
7.750% (LIBOR03M + 6.750%) due 10/08/2026 «~	1,386	1,390

Forbes Energy Services LLC (7.000% PIK)
7.000% due 06/30/2022 «(d)	630	0

HUB International Ltd.
4.000% (LIBOR03M + 3.250%) due 04/25/2025 ~	1,200	1,201

II-VI, Inc.
TBD% (LIBOR03M + 2.750%) due 12/01/2028 ~	142	142

Lealand Finance Company B.V.
3.104% (LIBOR03M + 3.000%) due 06/28/2024 «~	27	16

Lealand Finance Company B.V. (1.104% Cash and 3.000% PIK)
4.104% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)	192	85

Petco Health & Wellness Co.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~	1,112	1,112

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~	702	688

Redstone Buyer LLC
5.500% (LIBOR03M + 4.750%) due 04/27/2028 ~	1,500	1,439

Rising Tide Holdings, Inc.
5.500% (LIBOR03M + 4.750%) due 06/01/2028 ~	1,095	1,093

Scientific Games International, Inc.
2.854% (LIBOR03M + 2.750%) due 08/14/2024 ~	898	896

Sequa Mezzanine Holdings LLC
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~	834	834

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shutterfly, Inc.
5.750% (LIBOR03M + 5.000%) due 09/25/2026 ~	$15	$15

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	300	318

Softbank Vision Fund
5.000% due 12/21/2025 «	800	800

Syniverse Holdings, Inc.
4.500% due 10/15/2028 «	2,652	2,640
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	2,503	2,489
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~	41	41

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~	1,791	1,720

U.S. Renal Care, Inc.
6.500% (LIBOR03M + 5.500%) due 06/26/2026 ~	1,097	1,078

Uber Technologies, Inc.
3.604% (LIBOR03M + 3.500%) due 04/04/2025 ~	698	699
3.604% (LIBOR03M + 3.500%) due 02/25/2027 ~	299	300

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~	798	803

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	2,298	2,299

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)	813	244

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~	167	168

Total Loan Participations and Assignments (Cost $38,798)		37,964

CORPORATE BONDS & NOTES 38.8%

BANKING & FINANCE 8.2%

CURO Finance LLC
7.500% due 08/01/2028 (k)	900	906

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (k)	76	79

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (k)	200	210
4.500% due 09/01/2026 (k)	200	215
5.750% due 02/01/2027 (k)	900	1,018

Navient Corp.
5.625% due 01/25/2025	51	50
6.125% due 03/25/2024 (k)	102	109

Newmark Group, Inc.
6.125% due 11/15/2023 (k)	20	21

OneMain Finance Corp.
6.125% due 03/15/2024 (k)	24	26

Piper Sandler Cos.
5.200% due 10/15/2023	900	900

Uniti Group LP
6.000% due 01/15/2030 (k)	1,065	1,026
7.875% due 02/15/2025 (k)	2,420	2,529

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 (k)	2,205	2,065

		9,154

INDUSTRIALS 27.0%

American Airlines, Inc.
5.500% due 04/20/2026 (k)	600	625
5.750% due 04/20/2029 (k)	1,300	1,392

Associated Materials LLC
9.000% due 09/01/2025 (k)	770	825

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boeing Co.
5.705% due 05/01/2040 (k)	$193	$248
5.805% due 05/01/2050 (k)	129	175
5.930% due 05/01/2060 (k)	310	431

Broadcom, Inc.
3.137% due 11/15/2035 (k)	100	101
3.187% due 11/15/2036 (k)	100	100

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (k)	200	210

Carnival Corp.
10.500% due 02/01/2026 (k)	100	114

Charter Communications Operating LLC
3.500% due 03/01/2042 (k)	200	194
3.850% due 04/01/2061 (k)	200	189
3.950% due 06/30/2062 (k)	1,000	966
4.400% due 12/01/2061 (k)	400	415
4.800% due 03/01/2050 (k)	41	46

Community Health Systems, Inc.
6.625% due 02/15/2025 (k)	221	229
8.000% due 03/15/2026 (k)	78	82

Coty, Inc.
4.750% due 01/15/2029 (k)	1,100	1,120

CVS Pass-Through Trust
5.880% due 01/10/2028 (k)	828	937

Delta Air Lines, Inc.
7.375% due 01/15/2026 (k)	508	599

DISH DBS Corp.
5.250% due 12/01/2026 (k)	560	570

Envision Healthcare Corp.
8.750% due 10/15/2026 (k)	439	253

Exela Intermediate LLC
11.500% due 07/15/2026	17	12

Fresh Market, Inc.
9.750% due 05/01/2023 (k)	350	360

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (k)	274	276

Hertz Corp.
4.625% due 12/01/2026 (k)	500	504

II-VI, Inc.
5.000% due 12/15/2029	34	35

Kontoor Brands, Inc.
4.125% due 11/15/2029 (k)	1,200	1,202

NCL Corp. Ltd.
10.250% due 02/01/2026 (k)	642	747

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)	9	10

Oracle Corp.
4.100% due 03/25/2061 (j)(k)	100	104

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025	4	4

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (k)	100	106

Ritchie Bros Holdings, Inc.
4.750% due 12/15/2031 (k)	800	837

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (k)	100	106

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (k)	520	524

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)	296	336
5.750% due 09/30/2039 (k)	2,003	2,390

Transocean Pontus Ltd.
6.125% due 08/01/2025	19	18

Transocean, Inc.
7.250% due 11/01/2025	51	39

TripAdvisor, Inc.
7.000% due 07/15/2025 (k)	1,000	1,056

Triumph Group, Inc.
6.250% due 09/15/2024	11	11

U.S. Renal Care, Inc.
10.625% due 07/15/2027	12	12

UAL Pass-Through Trust
6.636% due 01/02/2024 (k)	278	285

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	29

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uber Technologies, Inc.
7.500% due 05/15/2025 (k)	$200	$210

United Airlines, Inc.
4.375% due 04/15/2026 (k)	200	209
4.625% due 04/15/2029 (k)	1,500	1,550

Univision Communications, Inc.
5.125% due 02/15/2025 (k)	438	443

Viking Cruises Ltd.
13.000% due 05/15/2025 (k)	1,000	1,133

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (k)	1,200	1,200

VOC Escrow Ltd.
5.000% due 02/15/2028 (k)	200	198

Windstream Escrow LLC
7.750% due 08/15/2028 (k)	1,609	1,709

Wolverine Escrow LLC
8.500% due 11/15/2024 (k)	1,764	1,638
9.000% due 11/15/2026 (k)	1,406	1,337

Wynn Las Vegas LLC
5.250% due 05/15/2027 (k)	500	512
5.500% due 03/01/2025 (k)	200	206

Wynn Resorts Finance LLC
5.125% due 10/01/2029 (k)	100	102
7.750% due 04/15/2025 (k)	600	630

		29,872

UTILITIES 3.6%

Genesis Energy LP
8.000% due 01/15/2027 (k)	843	870

Pacific Gas & Electric Co.
3.750% due 08/15/2042	2	2
4.000% due 12/01/2046	2	2
4.300% due 03/15/2045 (k)	463	469
4.450% due 04/15/2042	22	23
4.500% due 07/01/2040 (k)	53	55
4.500% due 12/15/2041 (k)	26	26
4.600% due 06/15/2043	9	9
4.750% due 02/15/2044 (k)	1,471	1,529
4.950% due 07/01/2050 (k)	826	901

Southern California Edison Co.
4.875% due 03/01/2049 (k)	40	49

Transocean Poseidon Ltd.
6.875% due 02/01/2027	20	19

		3,954

Total Corporate Bonds & Notes (Cost $41,663)		42,980

CONVERTIBLE BONDS & NOTES 0.6%

BANKING & FINANCE 0.1%

CBL & Associates HoldCo LLC
7.000% due 11/15/2028	59	113

INDUSTRIALS 0.5%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (d)(k)	700	555

Total Convertible Bonds & Notes (Cost $744)		668

MUNICIPAL BONDS & NOTES 1.3%

PUERTO RICO 1.3%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)	1,600	1,424

Total Municipal Bonds & Notes (Cost $1,308)		1,424

U.S. GOVERNMENT AGENCIES 3.9%

Fannie Mae
4.000% due 06/25/2050 (a)(k)	3,975	606
5.853% due 07/25/2029 •	230	253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.000% due 02/25/2046 (b)(h)	$232	$195
0.100% due 02/25/2046 (a)	232	0
0.700% due 11/25/2055 «~(a)(k)	6,139	479
2.010% due 11/25/2045 ~(a)(k)	1,027	109
3.500% due 02/25/2041 (a)(k)	2,299	278
4.000% due 07/25/2050 (a)(k)	7,258	1,241
5.000% due 03/15/2040 (a)(k)	919	51
5.253% due 10/25/2029 •	250	273
6.048% due 05/25/2050 •(a)(k)	2,112	348
7.653% due 12/25/2027 •	445	478

Total U.S. Government Agencies (Cost $4,689)		4,311

NON-AGENCY MORTGAGE-BACKED SECURITIES 33.4%

Adjustable Rate Mortgage Trust
2.734% due 01/25/2036 ^~	63	60

Banc of America Alternative Loan Trust
5.815% due 04/25/2037 ^~	97	97

Banc of America Funding Trust
2.001% due 12/20/2034 ~	242	164
2.522% due 03/20/2036 ~	49	45
5.806% due 03/25/2037 ^~	47	54
7.000% due 10/25/2037 ^	379	313

Banc of America Mortgage Trust
2.625% due 06/20/2031 ~	223	229
2.969% due 06/25/2035 ~	40	39

Bancorp Commercial Mortgage Trust
3.860% due 08/15/2032 •(k)	2,300	2,077

BCAP LLC Trust
0.486% due 07/26/2036 ~	87	79

Bear Stearns ALT-A Trust
0.442% due 04/25/2037 •	460	453
2.000% due 09/25/2034 ~	69	71
2.889% due 11/25/2036 ^~	544	354
3.033% due 05/25/2036 ~	33	28
3.050% due 01/25/2047 ~	23	15
3.174% due 05/25/2036 ^~	148	144
3.398% due 08/25/2036 ^~	200	127
4.057% due 07/25/2035 ^~	113	95

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~	51	51

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	147	141

CD Mortgage Trust
5.688% due 10/15/2048	69	67

Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	173	118

Citigroup Commercial Mortgage Trust
5.512% due 12/10/2049 ~	427	192

Citigroup Mortgage Loan Trust
2.394% due 11/25/2036 ^~	24	24
2.692% due 11/25/2035 ~	1,240	819
6.250% due 11/25/2037 ~	691	428

Citigroup Mortgage Loan Trust, Inc.
2.533% due 10/25/2035 ~	292	203

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.039% due 09/25/2035 ^~	77	68

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~(k)	1,700	1,720

Commercial Mortgage Loan Trust
5.956% due 12/10/2049 ~	195	34

Connecticut Avenue Securities Trust
3.150% due 10/25/2041 •(k)	800	809

Countrywide Alternative Loan Trust
0.652% due 10/25/2037 •	3,719	659
0.662% due 02/25/2037 •	147	129
0.682% due 02/25/2036 ^•	445	439
1.082% due 12/25/2035 •	697	642
5.500% due 03/25/2035	393	239
6.000% due 11/25/2035 ^	163	45
6.000% due 04/25/2036 ^(k)	2,344	1,593

Countrywide Home Loan Mortgage Pass-Through Trust
0.742% due 03/25/2035 •	81	74

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.972% due 03/25/2046 ^•(k)	$374	$260
1.985% due 02/20/2036 ^•	4	4
2.813% due 09/20/2036 ^~	73	70
2.911% due 09/25/2047 ^~	204	197
6.000% due 05/25/2037 ^	194	123

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~	1,497	215

Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	38	41

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	969	686
6.396% due 04/25/2036 þ	172	119
6.500% due 05/25/2036 ^	147	76

DBGS Mortgage Trust
0.194% due 10/15/2036 ~(a)	147,870	787

Extended Stay America Trust
3.810% due 07/15/2038 •(k)	895	899

First Horizon Alternative Mortgage Securities Trust
2.279% due 08/25/2035 ^~	9	1

Freddie Mac
7.550% due 10/25/2041 •	1,100	1,147
7.850% due 11/25/2041 •	1,100	1,162

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(k)	800	786
4.591% due 10/10/2032 ~	100	97

GS Mortgage Securities Trust
0.731% due 08/10/2043 ~(a)	3,534	26
1.723% due 05/10/2045 ~(a)	1,201	1

GSR Mortgage Loan Trust
2.770% due 03/25/2047 ^~(k)	664	513

HarborView Mortgage Loan Trust
0.604% due 01/19/2036 •	468	325

IndyMac INDA Mortgage Loan Trust
3.272% due 06/25/2037 ~	118	103

IndyMac INDX Mortgage Loan Trust
0.902% due 11/25/2034 •	64	63
2.813% due 05/25/2036 ~	101	71

J.P. Morgan Chase Commercial Mortgage Securities Trust
6.500% due 11/15/2038 •(k)	900	900

JP Morgan Alternative Loan Trust
6.500% due 03/25/2036 ^(k)	816	638

JP Morgan Chase Commercial Mortgage Securities Corp.
1.420% due 03/12/2039 ~(a)	3	0

JP Morgan Chase Commercial Mortgage Securities Trust
0.392% due 02/15/2046 ~(a)(k)	55,152	496
5.868% due 01/12/2038 ~(k)	867	876
6.098% due 02/12/2051 ~	53	264

JP Morgan Mortgage Trust
2.314% due 07/25/2035 ~	17	17

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	48	30
5.534% due 02/15/2040 ^~	81	33

Lehman Mortgage Trust
5.937% due 04/25/2036 ^~	119	99
6.000% due 05/25/2037 ^	74	79

MASTR Adjustable Rate Mortgages Trust
2.616% due 11/25/2035 ^~	259	187

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^•	184	155

Merrill Lynch Mortgage Investors Trust
0.522% due 07/25/2030 •	31	30
0.762% due 11/25/2029 •	59	57
2.240% due 02/25/2034 ~	3	4
2.331% due 05/25/2033 ~	3	3
2.597% due 11/25/2035 •	52	52

Morgan Stanley Capital Trust
0.222% due 11/12/2049 ~(a)	4,537	0
4.460% due 11/15/2034 •	400	383

Morgan Stanley Mortgage Loan Trust
2.552% due 01/25/2035 ^~	197	179
6.000% due 08/25/2037 ^	146	84

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Resecuritization Trust
3.160% due 03/26/2037 ~(k)	$2,462	$2,471

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060	130	130

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.172% due 02/25/2035 •(k)	282	289

Regal Trust
1.738% due 09/29/2031 •	13	12

Residential Accredit Loans, Inc. Trust
4.341% due 01/25/2036 ^~	197	176
6.000% due 08/25/2035 ^	158	155
6.000% due 06/25/2036 ^	81	79
6.500% due 09/25/2037 ^	149	147

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	183	93

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	116	114

Structured Adjustable Rate Mortgage Loan Trust
2.908% due 04/25/2036 ^~	185	136
2.911% due 01/25/2036 ^~	209	154
3.284% due 09/25/2036 ^~	42	39

Structured Asset Mortgage Investments Trust
0.522% due 08/25/2036 ^•	512	499

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	110	62

Tharaldson Hotel Portfolio Trust
3.584% due 11/11/2034 •	1,126	1,101

Wachovia Bank Commercial Mortgage Trust
0.933% due 10/15/2041 ~(a)	30	0
5.720% due 10/15/2048 ~(k)	1,367	1,357

WaMu Mortgage Pass-Through Certificates Trust
1.002% due 10/25/2045 •(k)	2,567	2,227
1.083% due 06/25/2044 •(k)	227	226
1.725% due 10/25/2046 •	884	867
1.725% due 11/25/2046 •	490	484
2.991% due 12/25/2036 ^~	182	183

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(k)	777	720

Total Non-Agency Mortgage-Backed Securities (Cost $36,842)		36,997

ASSET-BACKED SECURITIES 45.0%

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ(k)	1,228	1,071

Asset-Backed Securities Corp. Home Equity Loan Trust
1.197% due 02/25/2035 •(k)	1,983	2,002
3.353% due 06/21/2029 •	61	61

Bear Stearns Asset-Backed Securities Trust
0.672% due 04/25/2036 •(k)	1,973	2,783
2.691% due 07/25/2036 ~	166	166
5.500% due 12/25/2035	32	27

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~	1,185	269

Citigroup Mortgage Loan Trust
0.262% due 12/25/2036 •	1,219	816
0.322% due 12/25/2036 •(k)	703	363
0.777% due 11/25/2045 •(k)	790	790
0.802% due 11/25/2046 •(k)	1,100	1,061

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	331	129
9.163% due 03/01/2033 ~	726	690

Countrywide Asset-Backed Certificates
0.252% due 04/25/2047 ^•(k)	211	210
0.302% due 06/25/2037 ^•(k)	581	621
0.362% due 12/25/2036 ^•(k)	834	832
0.582% due 05/25/2036 •(k)	7,991	7,197
1.752% due 06/25/2035 •(k)	4,000	4,019

Countrywide Asset-Backed Certificates Trust
0.372% due 09/25/2046 •	4,047	3,762
1.977% due 10/25/2035 •(k)	2,132	1,945

EMC Mortgage Loan Trust
1.152% due 05/25/2040 •	182	193
1.402% due 02/25/2041 •	184	183

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flagship Credit Auto Trust
0.000% due 06/15/2026 «(h)	$2	$240

Fremont Home Loan Trust
0.462% due 04/25/2036 •(k)	47	47

GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029 ~	39	35

GSAMP Trust
1.902% due 06/25/2035 •(k)	2,200	2,240
2.727% due 12/25/2034 •(k)	2,151	1,899

Home Equity Mortgage Loan Asset-Backed Trust
0.342% due 04/25/2037 •(k)	3,715	2,972

HSI Asset Securitization Corp. Trust
0.212% due 04/25/2037 •(k)	3,127	1,977

Marlette Funding Trust
0.000% due 07/16/2029 «(h)	5	436
0.000% due 03/15/2030 «(h)	8	1,055

MASTR Asset-Backed Securities Trust
0.322% due 08/25/2036 •(k)	2,725	1,384

Morgan Stanley ABS Capital, Inc. Trust
0.882% due 12/25/2034 •	114	114

Morgan Stanley Home Equity Loan Trust
1.167% due 05/25/2035 •(k)	1,913	1,733

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	3,500	1,072

People’s Financial Realty Mortgage Securities Trust
0.232% due 09/25/2036 •	1,424	391

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ(k)	3,539	2,039

Securitized Asset-Backed Receivables LLC Trust
0.747% due 01/25/2035 •	499	493

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 «(h)	1,000	110
0.000% due 05/25/2040 (h)	1,000	135
0.000% due 09/25/2040 «(h)	339	67

Structured Asset Investment Loan Trust
1.827% due 10/25/2034 •(k)	1,986	1,997
4.602% due 10/25/2033 •	68	74

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	125	117

UPS Capital Business Credit
7.664% due 04/15/2026 ^«•(e)	1,856	0

Total Asset-Backed Securities (Cost $49,237)		49,817

	SHARES
COMMON STOCKS 5.1%

COMMUNICATION SERVICES 1.2%

Clear Channel Outdoor Holdings, Inc. (f)	108,013	357

iHeartMedia, Inc. ‘A’ (f)	25,745	542

iHeartMedia, Inc. ‘B’ «(f)	20,009	379

		1,278

ENERGY 0.1%

Axis Energy Services ‘A’ «(j)	3,344	49

Noble Corp. (f)(j)	2,288	57

		106

INDUSTRIALS 1.7%

McDermott International Ltd. (f)	7,216	3

Neiman Marcus Group Ltd. LLC «(j)	13,191	1,930

Noble Corp.	275	7

Voyager Aviation Holdings «	307	0

Westmoreland Mining Holdings LLC «(j)	9,231	0

		1,940

	SHARES	MARKET VALUE (000S)
MATERIALS 1.9%

Associated Materials Group, Inc. «(j)	294,140	$2,053

UTILITIES 0.2%

TexGen Power LLC «	9,914	258

Total Common Stocks (Cost $4,813)		5,635

WARRANTS 1.0%

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	118,000	81

INFORMATION TECHNOLOGY 0.9%

Windstream Holdings LLC - Exp. 09/21/2055 «	43,518	1,078

Total Warrants (Cost $316)		1,159

PREFERRED SECURITIES 4.4%

INDUSTRIALS 4.4%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(i)	53,000	53

Sequa Corp. (15.000% PIK)
15.000% «(d)	3,520	4,193

Voyager Aviation Holdings LLC
9.500% «	1,842	572

Total Preferred Securities (Cost $2,841)		4,818

REAL ESTATE INVESTMENT TRUSTS 3.5%

REAL ESTATE 3.5%

Uniti Group, Inc.	46,851	657

VICI Properties, Inc.	104,988	3,161

Total Real Estate Investment Trusts (Cost $1,834)		3,818

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.0%

U.S. TREASURY BILLS 4.0%
0.061% due 03/24/2022 - 04/07/2022 (c)(g)(h)(k)(n)	$4,443	4,442

Total Short-Term Instruments (Cost $4,442)		4,442

Total Investments in Securities (Cost $187,527)		194,033

Total Investments 175.3% (Cost $187,527)		$194,033

Financial Derivative Instruments (l)(m) (0.2)% (Cost or Premiums, net $676)		(194)

Other Assets and Liabilities, net (75.1)%		(83,146)

Net Assets 100.0%		$110,693

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	31

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$1,868	$2,053	1.85%
Axis Energy Services ‘A’	07/01/2021	49	49	0.04
Neiman Marcus Group Ltd. LLC	09/25/2020	425	1,930	1.74
Noble Corp.	02/05/2021 - 02/08/2021	27	57	0.05
Oracle Corp. 4.100% due 03/25/2061	08/12/2021	110	104	0.09
Westmoreland Mining Holdings LLC	12/08/2014	269	0	0.00

		$2,748	$4,193	3.77%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BCY	0.926%	12/07/2021	06/07/2022		$(630)	$(630)
BNY	0.807	08/16/2021	02/16/2022		(6,706)	(6,727)
BOS	0.853	09/23/2021	03/22/2022		(3,048)	(3,055)
BPS	0.490	08/11/2021	02/11/2022		(417)	(418)
	0.490	08/20/2021	02/22/2022		(827)	(828)
	0.500	08/03/2021	02/03/2022		(1,404)	(1,407)
	0.500	08/10/2021	02/10/2022		(1,175)	(1,177)
	0.520	10/14/2021	04/18/2022		(1,119)	(1,121)
	0.530	11/22/2021	02/24/2022		(970)	(971)
	0.540	11/09/2021	02/09/2022		(444)	(444)
	0.550	12/10/2021	TBD	(2)	(1,190)	(1,190)
	0.810	10/01/2021	04/01/2022		(3,325)	(3,332)
	0.950	12/10/2021	06/10/2022		(753)	(754)
	0.960	12/03/2021	06/03/2022		(1,763)	(1,765)
BRC	0.450	10/01/2021	01/06/2022		(269)	(269)
	0.500	09/03/2021	03/03/2022		(2,064)	(2,068)
	0.500	09/08/2021	03/08/2022		(770)	(772)
	0.500	09/23/2021	03/21/2022		(509)	(510)
	0.500	12/07/2021	01/10/2022		(360)	(360)
	0.550	06/18/2021	03/10/2022		(1,118)	(1,121)
	0.598	09/08/2021	03/08/2022		(2,999)	(3,004)
	0.763	07/08/2021	01/10/2022		(727)	(730)
	0.806	10/07/2021	04/07/2022		(4,032)	(4,039)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
CIB	0.570%	10/12/2021	01/13/2022		$(313)	$(314)
	0.570	10/13/2021	01/18/2022		(158)	(158)
	0.570	10/14/2021	01/13/2022		(1,786)	(1,788)
CSG	0.400	12/13/2021	01/13/2022		(369)	(369)
GSC	0.620	10/12/2021	01/19/2022		(424)	(425)
MZF	0.799	09/14/2021	03/14/2022		(4,643)	(4,654)
	0.799	11/23/2021	03/14/2022		(837)	(838)
RDR	0.270	10/21/2021	01/20/2022		(186)	(186)
RTA	0.849	08/09/2021	02/09/2022		(2,213)	(2,221)
	0.849	08/11/2021	02/09/2022		(1,349)	(1,353)
SOG	0.240	11/19/2021	TBD	(2)	(168)	(168)
	0.450	11/09/2021	02/07/2022		(131)	(131)
	0.450	11/29/2021	03/01/2022		(655)	(656)
	0.500	08/20/2021	02/22/2022		(294)	(294)
	0.500	09/07/2021	03/07/2022		(447)	(448)
	0.500	09/23/2021	03/23/2022		(544)	(544)
	0.500	09/30/2021	03/07/2022		(177)	(178)
	0.500	10/21/2021	04/21/2022		(1,173)	(1,174)
	0.856	08/19/2021	02/18/2022		(747)	(750)
TDM	0.220	08/03/2021	TBD	(2)	(1,154)	(1,155)
	0.220	08/10/2021	TBD	(2)	(97)	(97)
	0.220	09/07/2021	TBD	(2)	(957)	(958)
	0.250	04/16/2021	TBD	(2)	(1,300)	(1,303)
	0.250	08/18/2021	TBD	(2)	(153)	(153)
	0.260	11/09/2021	TBD	(2)	(764)	(764)
	0.300	08/18/2021	TBD	(2)	(140)	(140)
	0.350	08/18/2021	TBD	(2)	(23)	(23)
UBS	0.250	06/25/2021	TBD	(2)	(149)	(149)
	0.350	08/13/2021	TBD	(2)	(418)	(419)
	0.350	08/24/2021	TBD	(2)	(335)	(335)
	0.350	09/03/2021	TBD	(2)	(2,563)	(2,566)
	0.350	09/23/2021	TBD	(2)	(749)	(749)
	0.350	09/30/2021	TBD	(2)	(1,845)	(1,847)
	0.430	10/19/2021	01/18/2022		(517)	(518)
	0.430	11/04/2021	01/05/2022		(1,686)	(1,687)
	0.430	11/26/2021	01/18/2022		(633)	(633)
	0.450	12/27/2021	TBD	(2)	(1,065)	(1,065)
	0.490	11/23/2021	02/22/2022		(2,701)	(2,702)
	0.500	07/14/2021	01/12/2022		(191)	(191)
	0.500	12/03/2021	01/28/2022		(1,838)	(1,839)
	0.510	06/14/2021	01/10/2022		(685)	(687)
	0.510	09/30/2021	01/10/2022		(260)	(261)
	0.774	10/12/2021	01/07/2022		(3,707)	(3,714)
	0.805	10/08/2021	04/08/2022		(6,770)	(6,783)

Total Reverse Repurchase Agreements						$(84,079)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$0	$(630)	$0	$(630)	$900	$270
BNY	0	(6,727)	0	(6,727)	8,502	1,775
BOS	0	(3,055)	0	(3,055)	4,237	1,182
BPS	0	(13,407)	0	(13,407)	16,645	3,238
BRC	0	(12,873)	0	(12,873)	15,577	2,704
CIB	0	(2,260)	0	(2,260)	2,524	264
CSG	0	(369)	0	(369)	452	83
GSC	0	(425)	0	(425)	588	163
MZF	0	(5,492)	0	(5,492)	6,807	1,315
RDR	0	(186)	0	(186)	201	15
RTA	0	(3,574)	0	(3,574)	4,654	1,080
SOG	0	(4,343)	0	(4,343)	5,072	729
TDM	0	(4,593)	0	(4,593)	4,771	178
UBS	0	(26,145)	0	(26,145)	32,360	6,215

Total Borrowings and Other Financing Transactions	$0	$(84,079)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	33

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(7,000)	$(14,669)	$(15,376)	$(37,045)
U.S. Government Agencies	0	(2,685)	0	0	(2,685)
Non-Agency Mortgage-Backed Securities	0	(730)	(7,328)	(6,434)	(14,492)
Asset-Backed Securities	0	(3,714)	(15,274)	(10,869)	(29,857)

Total Borrowings	$0	$(14,129)	$(37,271)	$(32,679)	$(84,079)

Payable for reverse repurchase agreements					$(84,079)

(k)	Securities with an aggregate market value of $103,016 and cash of $280 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(81,586) at a weighted average interest rate of 0.637%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.100%	Annual	01/13/2023	$2,500	$0	$9	$9	$0	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023	15,300	(131)	691	560	0	(1)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023	32,300	606	(67)	539	0	(4)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024	500	1	9	10	0	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026	200	(1)	0	(1)	0	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	3,200	77	(15)	62	1	0
Receive(1)	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027	1,200	0	2	2	0	(1)
Receive(1)	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027	850	0	2	2	0	0
Receive(1)	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027	1,400	0	(3)	(3)	0	(1)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	140	(7)	(1)	(8)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	400	2	(3)	(1)	0	0
Receive(1)	3-Month USD-LIBOR	1.500	Semi-Annual	01/12/2029	908	0	(1)	(1)	0	(1)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	7,800	630	217	847	5	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	4,150	186	(279)	(93)	2	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	627	(15)	44	29	0	0
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031	100	0	1	1	0	0
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	07/20/2031	100	0	1	1	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038	5,200	17	(1,019)	(1,002)	0	(12)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	(6)	(7)	0	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	400	0	8	8	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	(3)	(7)	0	(3)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	400	(2)	10	8	0	(2)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051	1,300	0	82	82	0	(6)
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	04/08/2051	5,500	0	(82)	(82)	26	0

Total Swap Agreements						$1,358	$(403)	$955	$34	$(33)

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$34	$34	$0	$0	$ (33)	$(33)

Cash of $1,494 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	2,439	$(485)	$319	$0	$(166)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		688	(193)	115	0	(78)

							$(678)	$434	$0	$(244)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month USD-LIBOR	1.550%	Semi-Annual	01/20/2027	$	5,500	$0	$15	$15	$0

GLM	Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		5,500	(1)	16	15	0
	Pay	3-Month USD-LIBOR	1.700	Semi-Annual	01/12/2029		3,300	(2)	15	13	0

MYC	Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		3,400	(1)	7	6	0

								$(4)	$53	$49	$0

Total Swap Agreements								$(682)	$487	$49	$(244)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/(Received)	Net Exposure(4)
BOA	$0	$0	$15	$15	$0	$0	$0	$0	$15	$0	$15
GLM	0	0	28	28	0	0	0	0	28	0	28
GST	0	0	0	0	0	0	(244)	(244)	(244)	243	(1)
MYC	0	0	6	6	0	0	0	0	6	0	6

Total Over the Counter	$0	$0	$49	$49	$0	$0	$(244)	$(244)

(n)

Securities with an aggregate market value of $243 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	35

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$34	$34

Over the counter
Swap Agreements	$0	$0	$0	$0	$49	$49

	$0	$0	$0	$0	$83	$83

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$33	$33

Over the counter
Swap Agreements	$0	$244	$0	$0	$0	$244

	$0	$244	$0	$0	$33	$277

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1)	$0	$0	$495	$494

Over the counter
Swap Agreements	$0	$130	$0	$0	$0	$130

	$0	$129	$0	$0	$495	$624

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$(1,042)	$(1,040)

Over the counter
Swap Agreements	$0	$(7)	$0	$0	$53	$46

	$0	$(5)	$0	$0	$(989)	$(994)

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$29,459	$8,505	$37,964
Corporate Bonds & Notes
Banking & Finance	0	9,154	0	9,154
Industrials	0	29,872	0	29,872
Utilities	0	3,954	0	3,954
Convertible Bonds & Notes
Banking & Finance	0	113	0	113
Industrials	0	555	0	555
Municipal Bonds & Notes
Puerto Rico	0	1,424	0	1,424
U.S. Government Agencies	0	3,832	479	4,311
Non-Agency Mortgage-Backed Securities	0	36,997	0	36,997
Asset-Backed Securities	0	47,909	1,908	49,817
Common Stocks
Communication Services	899	0	379	1,278
Energy	57	0	49	106
Industrials	3	7	1,930	1,940
Materials	0	0	2,053	2,053
Utilities	0	0	258	258
Warrants
Industrials	0	0	81	81
Information Technology	0	0	1,078	1,078
Preferred Securities
Industrials	0	53	4,765	4,818

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Real Estate Investment Trusts
Real Estate	$3,818	$0	$0	$3,818
Short-Term Instruments
U.S. Treasury Bills	0	4,442	0	4,442

Total Investments	$4,777	$167,771	$21,485	$194,033

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	34	0	34
Over the counter	0	49	0	49

	$0	$83	$0	$83

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(33)	0	(33)
Over the counter	0	(244)	0	(244)

	$0	$(277)	$0	$(277)

Total Financial Derivative Instruments	$0	$(194)	$0	$(194)

Totals	$4,777	$167,577	$21,485	$193,839

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2021:

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,406	$4,679	$(394)	$(19)	$(581)	$658	$0	$(244)	$8,505	$(19)
U.S. Government Agencies	0	0	0	0	0	0	479	0	479	0
Asset-Backed Securities	2,930	0	0	19	0	(906)	0	(135)	1,908	(879)
Common Stocks
Communication Services	485	0	0	0	0	(106)	0	0	379	(106)
Energy	0	49	0	0	0	0	0	0	49	0
Industrials	1,458	0	0	0	0	472	0	0	1,930	472
Materials(2)	2,083	0	0	0	0	(30)	0	0	2,053	(30)
Utilities	411	0	0	0	0	(153)	0	0	258	(153)
Warrants
Industrials	80	0	0	0	0	1	0	0	81	2
Information Technology	971	0	0	0	0	107	0	0	1,078	107
Preferred Securities
Industrials	4,082	0	(102)	0	0	785	0	0	4,765	785

Totals	$16,906	$4,728	$(496)	$0	$(581)	$828	$479	$(379)	$21,485	$179

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$4,830	Proxy Pricing	Base Price	99.610-100.500	99.930
	1,102	Third Party Vendor	Broker Quote	59.500-100.000	99.407
	2,573	Waterfall Recoverability	Recovery Value	100.000	—

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	37

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)	December 31, 2021	(Unaudited)

Category and Subcategory	Ending Balance at 12/31/2021	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
U.S. Government Agencies	$479	Other Valuation Techniques(3)	—		—	—
Asset-Backed Securities	1,908	Proxy Pricing	Base Price		0.000-12,568.480	10,507.042
Common Stocks
Communication Services	379	Other Valuation Techniques(3)	—		—	—
Energy	49	Other Valuation Techniques(3)	—		—	—
Industrials	1,930	Discounted Cash Flow	Discount Rate		10.750	—
Materials	2,053	Comparable Companies	EBITDA Multiple	X	9.900	—
Utilities	258	Indicative Market Quotation	Broker Quote	$	26.000	—
Warrants
Industrials	81	Other Valuation Techniques(3)	—		—	—
Information Technology	1,078	Comparable Companies	EBITDA Multiple	X	4.375	—
Preferred Securities
Industrials	4,193	Comparable Companies	EBITDA Multiple	X/X	11.700/9.100	—
	572	Discounted Cash Flow/ Comparable Companies	Discount Rate/BV Multiple	%/X	19.850/0.290	—

Total	$21,485

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 184.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 25.7%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$300	$312

Altar BidCo, Inc.
4.250% due 11/17/2028		1,188	1,185

AP Core Holdings II, LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		1,147	1,148

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~		2,462	2,452
3.604% (LIBOR03M + 3.500%) due 07/21/2025 ~		1,596	1,599

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		400	396
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		186	184

Clear Channel Outdoor Holdings, Inc.
3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~		1,103	1,089

Coty, Inc.
2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	923	1,030

Emerald TopCo, Inc.
3.629% (LIBOR03M + 3.500%) due 07/24/2026 ~		$5	5

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		3,384	2,733

Forbes Energy Services LLC (7.000% PIK)
7.000% due 06/30/2022 «(d)		97	0

Gateway Casinos & Entertainment Ltd.
TBD% (LIBOR03M + 8.000%) due 10/15/2027 ~		1,124	1,124
8.750% due 10/22/2027 «	CAD	245	194

HUB International Ltd.
4.000% (LIBOR03M + 3.250%) due 04/25/2025 ~		$1,300	1,301

II-VI, Inc.
TBD% (LIBOR03M + 2.750%) due 12/01/2028 ~		150	150

Intelsat Jackson Holdings S.A.
4.250% due 12/01/2028 «		226	226
5.392% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 ~µ		238	239

Lealand Finance Company B.V.
3.104% (LIBOR03M + 3.000%) due 06/28/2024 «~		7	4

Lealand Finance Company B.V. (1.104% Cash and 3.000% PIK)
4.104% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		63	28

Ortho-Clinical Diagnostics S.A.
3.081% (LIBOR03M + 3.000%) due 06/30/2025 ~		62	63

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~		6	6

Redstone Buyer LLC
5.500% (LIBOR03M + 4.750%) due 04/27/2028 ~		1,500	1,439

Scientific Games International, Inc.
2.854% (LIBOR03M + 2.750%) due 08/14/2024 ~		1,265	1,262

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		400	424

Softbank Vision Fund
5.000% due 12/21/2025 «		900	900

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 ~(d)	EUR	2,194	$2,277

Syniverse Holdings, Inc.
4.500% due 10/15/2028 «		$2,802	2,789
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		2,554	2,539
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		135	134

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		1,094	1,051

TransDigm, Inc.
2.354% (LIBOR03M + 2.250%) due 08/22/2024 ~		397	393
2.354% (LIBOR03M + 2.250%) due 05/30/2025 ~		397	392
2.354% (LIBOR03M + 2.250%) due 12/09/2025 ~		397	392

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		300	302

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		1,165	350

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		236	238

Total Loan Participations and Assignments (Cost $31,493)			30,350

CORPORATE BONDS & NOTES 58.5%

BANKING & FINANCE 12.2%

Ambac Assurance Corp.
5.100% due 12/31/2099 (j)		13	17

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (m)	EUR	300	333
2.625% due 04/28/2025 (m)		739	844
3.625% due 09/24/2024 (m)		600	697
8.000% due 01/22/2030 •(m)		721	686
8.500% due 09/10/2030 •(m)		200	196
10.500% due 07/23/2029 (m)		303	329

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	100	25

Corestate Capital Holding S.A.
3.500% due 04/15/2023 (m)	EUR	600	602

Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(m)		$200	220

Credit Suisse Group AG
5.250% due 02/11/2027 •(j)(k)(m)		600	621
6.250% due 12/18/2024 •(j)(k)(m)		200	214
6.375% due 08/21/2026 •(j)(k)(m)		400	432
7.250% due 09/12/2025 •(j)(k)(m)		200	220

Ford Motor Credit Co. LLC
2.330% due 11/25/2025 (m)	EUR	100	119
2.386% due 02/17/2026 (m)		100	119

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (m)		$73	76

Genworth Holdings, Inc.
4.800% due 02/15/2024 (m)		900	937

Host Hotels & Resorts LP
3.375% due 12/15/2029 (m)		100	102

HSBC Holdings PLC
6.000% due 09/29/2023 •(j)(k)	EUR	200	247

Huarong Finance Co. Ltd.
3.875% due 11/13/2029		$200	195

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026 (m)		300	323
5.750% due 02/01/2027 (m)		200	226

Newmark Group, Inc.
6.125% due 11/15/2023		18	19

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		1,100	1,454

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale S.A.
7.375% due 10/04/2023 •(j)(k)(m)		$200	$215

Uniti Group LP
6.000% due 01/15/2030 (m)		1,127	1,086
7.875% due 02/15/2025 (m)		1,320	1,379

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		2,706	2,534

			14,467

INDUSTRIALS 40.9%

Air Canada
3.875% due 08/15/2026 (m)		900	919

Altice Financing S.A.
5.750% due 08/15/2029 (m)		1,100	1,091

American Airlines, Inc.
5.500% due 04/20/2026 (m)		1,800	1,875
5.750% due 04/20/2029 (m)		700	750

Associated Materials LLC
9.000% due 09/01/2025 (m)		262	281

BCP Modular Services Finance PLC
6.125% due 11/30/2028 (m)	GBP	840	1,136

Boeing Co.
5.705% due 05/01/2040 (m)		$181	233
5.805% due 05/01/2050 (m)		173	235
5.930% due 05/01/2060 (m)		239	333

Bombardier, Inc.
7.500% due 12/01/2024 (m)		576	601
7.500% due 03/15/2025 (m)		1,071	1,092
7.875% due 04/15/2027 (m)		450	467

Broadcom, Inc.
3.187% due 11/15/2036		2	2
4.150% due 11/15/2030 (m)		47	52

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (m)		300	315

CGG S.A.
7.750% due 04/01/2027	EUR	132	150
8.750% due 04/01/2027 (m)		$1,887	1,866

Charter Communications Operating LLC
3.850% due 04/01/2061 (m)		100	95
3.950% due 06/30/2062 (m)		200	193
4.800% due 03/01/2050		36	40

Community Health Systems, Inc.
6.625% due 02/15/2025 (m)		800	829
8.000% due 03/15/2026 (m)		481	506

Delta Air Lines, Inc.
7.375% due 01/15/2026 (m)		508	599

DISH DBS Corp.
5.250% due 12/01/2026 (m)		600	611

Dufry One BV
2.000% due 02/15/2027 (m)	EUR	1,049	1,111

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)		$382	220

Exela Intermediate LLC
11.500% due 07/15/2026		17	12

Fresh Market, Inc.
9.750% due 05/01/2023 (m)		1,200	1,236

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (m)		283	285

Guara Norte SARL
5.198% due 06/15/2034 (m)		377	371

HCA, Inc.
7.500% due 11/15/2095 (m)		300	439

II-VI, Inc.
5.000% due 12/15/2029		36	37

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		35	5

Intelsat Jackson Holdings S.A.
1.000% due 12/01/2029 «(c)		2,525	2,522
5.500% due 08/01/2023 ^(e)		1,079	490
8.500% due 10/15/2024 ^(e)		1,487	683
9.750% due 07/15/2025 ^(e)		1,026	472

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	39

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(e)		$54	$0

Jaguar Land Rover Automotive PLC
6.875% due 11/15/2026 (m)	EUR	200	259

Kontoor Brands, Inc.
4.125% due 11/15/2029 (m)		$1,300	1,302

Mileage Plus Holdings LLC
6.500% due 06/20/2027 (m)		200	214

NCL Corp. Ltd.
10.250% due 02/01/2026 (m)		585	681
12.250% due 05/15/2024 (m)		113	134

Nielsen Finance LLC
5.625% due 10/01/2028 (m)		1,000	1,034

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (m)		1,200	1,343

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		10	12

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2022 (h)(j)		322	3

Oi Movel S.A.
8.750% due 07/30/2026 (m)		1,158	1,196

Oracle Corp.
4.100% due 03/25/2061 (l)(m)		100	104

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025 (m)		22	23

Petroleos Mexicanos
6.700% due 02/16/2032		381	386
6.750% due 09/21/2047 (m)		2,127	1,892
6.950% due 01/28/2060		50	45
7.690% due 01/23/2050		20	19

Rolls-Royce PLC
3.625% due 10/14/2025 (m)		500	508
5.750% due 10/15/2027 (m)	GBP	200	302

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (m)		$100	106

Sabre GLBL, Inc.
7.375% due 09/01/2025 (m)		1,000	1,046

Sands China Ltd.
5.400% due 08/08/2028 (m)		362	390

Schenck Process Holding GmbH
6.875% due 06/15/2023 (m)	EUR	100	114

Syngenta Finance NV
5.676% due 04/24/2048 (m)		$953	1,176

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		162	183
5.750% due 09/30/2039 (m)		1,771	2,113

Transocean Pontus Ltd.
6.125% due 08/01/2025 (m)		19	18

Transocean, Inc.
7.250% due 11/01/2025		36	28
7.500% due 01/15/2026		6	4
8.000% due 02/01/2027		13	9

TripAdvisor, Inc.
7.000% due 07/15/2025 (m)		1,000	1,056

Triumph Group, Inc.
6.250% due 09/15/2024		11	11
8.875% due 06/01/2024 (m)		804	878

U.S. Renal Care, Inc.
10.625% due 07/15/2027		10	10

Uber Technologies, Inc.
4.500% due 08/15/2029 (m)		100	102

United Airlines, Inc.
4.375% due 04/15/2026 (m)		900	940
4.625% due 04/15/2029 (m)		600	620

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		2	2

Vale Overseas Ltd.
6.250% due 08/10/2026 (m)		25	29
6.875% due 11/21/2036 (m)		38	51
6.875% due 11/10/2039 (m)		6	8

Vale S.A.
2.762% due 12/29/2049 «~(j)	BRL	20,000	1,787

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viking Cruises Ltd.
13.000% due 05/15/2025 (m)		$1,149	$1,302

Windstream Escrow LLC
7.750% due 08/15/2028 (m)		720	765

Wolverine Escrow LLC
8.500% due 11/15/2024 (m)		1,522	1,413
9.000% due 11/15/2026 (m)		1,840	1,750

Wynn Las Vegas LLC
5.250% due 05/15/2027 (m)		300	307

Wynn Macau Ltd.
5.500% due 01/15/2026 (m)		600	565

			48,394

UTILITIES 5.4%

AT&T, Inc.
3.850% due 06/01/2060 (m)		96	101

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)(m)		742	407

Genesis Energy LP
8.000% due 01/15/2027 (m)		857	884

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		496	274

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(m)		309	305

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		749	150

Pacific Gas & Electric Co.
3.950% due 12/01/2047 (m)		100	96
4.300% due 03/15/2045 (m)		827	838
4.450% due 04/15/2042 (m)		34	35
4.500% due 07/01/2040 (m)		600	626
4.750% due 02/15/2044 (m)		1,391	1,446
4.950% due 07/01/2050 (m)		182	198

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)		881	949

Transocean Poseidon Ltd.
6.875% due 02/01/2027		20	19

			6,328

Total Corporate Bonds & Notes (Cost $69,292)			69,189

CONVERTIBLE BONDS & NOTES 1.7%

BANKING & FINANCE 0.1%

CBL & Associates HoldCo LLC
7.000% due 11/15/2028		39	74

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	100	101

			175

INDUSTRIALS 1.6%

DISH Network Corp.
3.375% due 08/15/2026 (m)		$600	569

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023		1,000	1,278

			1,847

Total Convertible Bonds & Notes (Cost $1,745)			2,022

MUNICIPAL BONDS & NOTES 2.7%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		12	14

PUERTO RICO 1.8%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		2,400	2,136

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	$8,800	$980

Total Municipal Bonds & Notes (Cost $2,667)		3,130

U.S. GOVERNMENT AGENCIES 37.2%

Fannie Mae
3.000% due 04/25/2050 (a)(m)	13,482	1,926
5.853% due 07/25/2029 •	220	242
5.898% due 11/25/2049 •(a)	129	24
5.948% due 03/25/2037 •(a)	169	29
6.048% due 11/25/2039 •(a)	151	25
6.198% due 01/25/2038 •(a)	219	36
6.278% due 03/25/2037 •(a)	186	31
6.298% due 12/25/2037 •(a)	216	30
6.308% due 06/25/2037 •(a)	87	12
6.348% due 04/25/2037 •(a)(m)	472	86
6.498% due 11/25/2035 •(a)	47	5
6.698% due 11/25/2036 •(a)(m)	870	173
7.000% due 12/25/2023	17	17
7.098% due 02/25/2037 •(a)	166	34
7.500% due 06/01/2032	22	22
7.800% due 06/25/2026 ~	1	1
8.402% due 06/25/2044 •(m)	224	241
8.698% due 12/25/2042 ~	38	43
14.057% due 08/25/2022 •	5	6

Freddie Mac
0.000% due 02/25/2046 (b)(h)	235	198
0.100% due 02/25/2046 (a)	235	0
0.700% due 11/25/2055 «~(a)	5,581	436
5.253% due 10/25/2029 •	250	273
6.048% due 05/25/2050 •(a)(m)	1,456	240
6.330% due 03/15/2037 •(a)(m)	373	65
6.460% due 09/15/2036 •(a)	207	34
6.470% due 09/15/2036 •(a)(m)	441	80
7.000% due 08/15/2023	1	1

Ginnie Mae
5.996% due 12/20/2048 •(a)(m)	1,279	196

Ginnie Mae, TBA
3.500% due 02/01/2052	800	832
4.500% due 02/01/2052	1,800	1,901

Uniform Mortgage-Backed Security
3.500% due 03/01/2048 - 04/01/2048	491	519

Uniform Mortgage-Backed Security, TBA
2.500% due 03/01/2052	450	457
3.500% due 03/01/2052	32,000	33,595
4.500% due 01/01/2052	2,000	2,143

Total U.S. Government Agencies (Cost $43,732)		43,953

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.0%

Banc of America Funding Trust
2.001% due 12/20/2034 ~	242	164
2.371% due 03/20/2036 ~	129	126
5.846% due 01/25/2037 ^~	113	115

Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	1	1

Bear Stearns Adjustable Rate Mortgage Trust
3.004% due 07/25/2036 ^~	90	88

Bear Stearns ALT-A Trust
2.785% due 11/25/2035 ^~	76	66
2.868% due 09/25/2035 ^~	72	55
3.126% due 04/25/2035 ~	94	89

Bear Stearns Commercial Mortgage Securities Trust
5.241% due 02/11/2041 ~	160	159

Bear Stearns Structured Products, Inc. Trust
2.511% due 12/26/2046 ^~	186	168
2.697% due 01/26/2036 ^~	373	314

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	147	141

CD Mortgage Trust
5.688% due 10/15/2048	74	72

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.402% due 08/25/2035 •	$43	$43
0.782% due 10/25/2034 •	3	3

Citigroup Commercial Mortgage Trust
5.512% due 12/10/2049 ~	577	260

Citigroup Mortgage Loan Trust
2.425% due 03/25/2037 ^~	57	58
2.692% due 11/25/2035 ~	1,181	780

Commercial Mortgage Loan Trust
5.956% due 12/10/2049 ~	391	68

Connecticut Avenue Securities Trust
3.150% due 10/25/2041 •(m)	900	911

Countrywide Alternative Loan Trust
0.452% due 05/25/2036 ^•	1,251	340
0.582% due 12/25/2046 ^•	69	48
0.762% due 10/25/2035 •	501	401
2.696% due 10/25/2035 ^~	87	82
3.130% due 02/25/2037 ^~	85	85
5.500% due 08/25/2034	204	210
5.500% due 02/25/2036 ^	14	11
6.250% due 09/25/2034	33	34
6.500% due 08/25/2036 ^	1,019	518
7.048% due 07/25/2036 •(a)	828	220
19.520% due 07/25/2035 •	491	555

Countrywide Home Loan Mortgage Pass-Through Trust
0.582% due 03/25/2036 •	115	108
0.882% due 02/25/2035 •	58	54
2.165% due 10/20/2035 ~	32	31
2.627% due 10/20/2035 ^~	46	47
2.972% due 10/20/2035 ^~	81	80
3.008% due 08/25/2034 ~	23	23
3.306% due 03/25/2037 ^~	247	226
5.500% due 08/25/2035 ^	12	9

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	127	118

DBUBS Mortgage Trust
4.652% due 11/10/2046	369	129

Extended Stay America Trust
3.810% due 07/15/2038 •(m)	995	998

First Horizon Alternative Mortgage Securities Trust
2.652% due 11/25/2036 ^~	182	148

First Horizon Mortgage Pass-Through Trust
2.918% due 01/25/2037 ^~	243	188

Freddie Mac
7.550% due 10/25/2041 •(m)	1,200	1,251

GSR Mortgage Loan Trust
2.903% due 04/25/2035 ~	118	119

HarborView Mortgage Loan Trust
0.704% due 04/19/2034 •	4	4
2.254% due 11/19/2034 ~	82	84
2.548% due 08/19/2036 ^~	4	4
2.598% due 02/25/2036 ^~	15	6

HSI Asset Loan Obligation Trust
2.726% due 01/25/2037 ^~	146	121

IndyMac INDX Mortgage Loan Trust
0.372% due 06/25/2037 ^•	574	763
0.662% due 03/25/2035 •	6	6
2.775% due 06/25/2037 ^~	328	344

JP Morgan Chase Commercial Mortgage Securities Trust
5.868% due 01/12/2038 ~(m)	723	731

JP Morgan Mortgage Trust
2.847% due 04/25/2037 ^~	268	247
5.500% due 01/25/2036 ^	27	17
5.500% due 06/25/2037 ^	3	5

MASTR Adjustable Rate Mortgages Trust
2.616% due 11/25/2035 ^~	368	266
2.932% due 10/25/2034 ~	104	104

Merrill Lynch Alternative Note Asset Trust
0.242% due 01/25/2037 •	675	281

Opteum Mortgage Acceptance Corp. Trust
0.642% due 07/25/2036 •	184	87

RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~(m)	1,055	942

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
3.179% due 12/26/2034 ^~		$77	$75
4.341% due 01/25/2036 ^~		406	362
6.000% due 09/25/2035 ^		276	141
6.000% due 08/25/2036 ^		130	126

Residential Asset Mortgage Products Trust
7.500% due 12/25/2031		9	8

Structured Adjustable Rate Mortgage Loan Trust
1.482% due 05/25/2035 ^•		879	738
2.908% due 04/25/2036 ^~		185	136
2.911% due 01/25/2036 ^~		233	171
2.985% due 09/25/2035 ~		40	31
3.098% due 09/25/2036 ^~		165	144

Structured Asset Mortgage Investments Trust
0.562% due 02/25/2036 •		281	271
0.662% due 02/25/2036 ^•		189	182

SunTrust Adjustable Rate Mortgage Loan Trust
2.380% due 01/25/2037 ^~		42	36

Tharaldson Hotel Portfolio Trust
3.584% due 11/11/2034 •(m)		1,205	1,178

WaMu Mortgage Pass-Through Certificates Trust
2.991% due 12/25/2036 ^~		204	205
3.109% due 07/25/2037 ^~		54	55

Wells Fargo-RBS Commercial Mortgage Trust
0.244% due 12/15/2046 ~(a)		30,000	164

Total Non-Agency Mortgage-Backed Securities (Cost $16,498)			17,749

ASSET-BACKED SECURITIES 10.1%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	165

Apidos CLO
0.000% due 07/22/2026 ~		$500	0

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,000	837

Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^		$521	286
23.155% due 03/25/2036 ^•		1,632	1,354

Belle Haven ABS CDO Ltd.
0.383% due 07/05/2046 •		34,966	67

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	323

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		1,400	1,544

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	805

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	468
0.000% due 01/25/2032 ~		300	198

Carlyle U.S. CLO Ltd.
0.000% due 10/15/2031 ~		$600	382

Carrington Mortgage Loan Trust
0.252% due 08/25/2036 •		49	48

Citigroup Mortgage Loan Trust
0.262% due 01/25/2037 •		137	71

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		372	145

Countrywide Asset-Backed Certificates
1.202% due 09/25/2034 •		36	35

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		1	75

Lehman XS Trust
4.468% due 05/25/2037 ^þ		46	47

Marlette Funding Trust
0.000% due 12/15/2028 «(h)		2	180
0.000% due 04/16/2029 «(h)		2	119
0.000% due 07/16/2029 «(h)		2	210

Morgan Stanley ABS Capital, Inc. Trust
0.162% due 05/25/2037 •		61	55

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	400
0.000% due 10/15/2048 «(h)		2	584

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
0.162% due 11/25/2036 •		$166	$67

South Coast Funding Ltd.
0.454% due 01/06/2041 •		11,698	2,924

Structured Asset Securities Corp. Mortgage Loan Trust
0.552% due 06/25/2035 •		111	112

Symphony CLO Ltd.
4.727% due 07/14/2026 •		400	400

Washington Mutual Asset-Backed Certificates Trust
0.162% due 10/25/2036 •		88	46

Total Asset-Backed Securities (Cost $21,445)			11,947

SOVEREIGN ISSUES 3.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		535	172
1.000% due 07/09/2029		97	36
1.125% due 07/09/2035 þ		573	176
2.000% due 01/09/2038 þ(m)		1,597	614
2.500% due 07/09/2041 þ(m)		905	323
15.500% due 10/17/2026	ARS	8,480	17
34.191% (BADLARPP) due 10/04/2022 ~		132	0

Argentina Treasury Bond BONCER
1.400% due 03/25/2023 (i)		11,522	57

Autonomous City of Buenos Aires
37.958% (BADLARPP + 3.750%) due 02/22/2028 ~		449	2

Egypt Government International Bond
6.375% due 04/11/2031	EUR	600	631

Hellenic Republic Government Bond
2.000% due 04/22/2027		73	89

Provincia de Buenos Aires
37.922% due 04/12/2025 (m)	ARS	71,001	312
37.922% due 04/12/2025		8,630	38

Republic of Greece Government International Bond
3.900% due 01/30/2033	EUR	162	234
4.000% due 01/30/2037		127	202
4.200% due 01/30/2042		159	275

South Africa Government International Bond
5.750% due 09/30/2049 (m)		$200	193

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	89	82

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$4	0
9.250% due 09/15/2027 ^(e)		62	4

Total Sovereign Issues (Cost $4,986)			3,457

		SHARES
COMMON STOCKS 1.7%

COMMUNICATION SERVICES 0.9%

Clear Channel Outdoor Holdings, Inc. (f)		97,913	324

iHeartMedia, Inc. ‘A’ (f)		22,927	482

iHeartMedia, Inc. ‘B’ «(f)		17,837	338

			1,144

ENERGY 0.1%

Axis Energy Services ‘A’ «(l)		514	7

Noble Corp. (f)(l)		3,943	98

Valaris Ltd. (f)		211	8

			113

INDUSTRIALS 0.1%

Neiman Marcus Group Ltd. LLC «(l)		516	75

Noble Corp.		317	8

Sierra Hamilton Holder LLC «(l)		100,456	0

Voyager Aviation Holdings «		377	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	41

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Westmoreland Mining Holdings LLC «(l)	13,224	$0

		83

MATERIALS 0.6%

Associated Materials Group, Inc. «(l)	100,208	700

Total Common Stocks (Cost $2,555)		2,040

WARRANTS 1.2%

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	121,000	83

INFORMATION TECHNOLOGY 1.1%

Windstream Holdings LLC - Exp. 09/21/2055 «	52,536	1,302

Total Warrants (Cost $403)		1,385

PREFERRED SECURITIES 8.6%

BANKING & FINANCE 4.4%

AGFC Capital Trust
1.874% (US0003M + 1.750%) due 01/15/2067 ~(m)	1,000,000	579

	SHARES	MARKET VALUE (000S)

Charles Schwab Corp.
4.000% due 12/01/2030 •(j)	200,000	$202

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	1,400	1,078

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(j)	2,124,000	3,337

		5,196

INDUSTRIALS 4.2%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(j)	28,000	28

Sequa Corp. (15.000% PIK)
15.000% «(d)	3,601	4,290

Voyager Aviation Holdings LLC
9.500% «	2,260	701

		5,019

Total Preferred Securities (Cost $7,942)		10,215

REAL ESTATE INVESTMENT TRUSTS 0.5%

REAL ESTATE 0.5%

Uniti Group, Inc.	44,060	617

Total Real Estate Investment Trusts (Cost $279)		617

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 18.7%

U.S. TREASURY BILLS 12.6%
0.047% due 02/10/2022 - 04/21/2022 (g)(h)(o)(q)	$14,917	$14,915

U.S. TREASURY CASH MANAGEMENT BILLS 6.1%
0.064% due 03/08/2022 - 04/26/2022 (g)(h)(o)	7,200	7,199

Total Short-Term Instruments (Cost $22,114)		22,114

Total Investments in Securities (Cost $225,151)		218,168

Total Investments 184.6% (Cost $225,151)		$218,168

Financial Derivative Instruments (n)(p) 0.8% (Cost or Premiums, net $(1,379))		995

Other Assets and Liabilities, net (85.4)%		(100,959)

Net Assets 100.0%		$118,204

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$637	$700	0.59%
Axis Energy Services ‘A’	07/01/2021	7	8	0.01
Neiman Marcus Group Ltd. LLC	09/25/2020	0	75	0.06
Noble Corp.	02/05/2021 - 02/27/2021	52	98	0.08
Oracle Corp. 4.100% due 03/25/2061	08/02/2021	114	104	0.09
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,454	1.23

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Sierra Hamilton Holder LLC	07/31/2017	$26	$0	0.00%
Westmoreland Mining Holdings LLC	12/08/2014 - 08/05/2016	370	0	0.00

		$2,306	$2,439	2.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	(0.400)%	10/26/2021	01/21/2022		EUR	(850)	$(967)
	0.260	12/06/2021	01/05/2022		$	(168)	(168)
	0.490	08/12/2021	02/15/2022			(1,963)	(1,967)
	0.490	08/20/2021	02/22/2022			(87)	(87)
	0.500	07/20/2021	01/20/2022			(831)	(833)
	0.500	07/21/2021	01/21/2022			(1,013)	(1,016)
	0.500	10/22/2021	01/10/2022			(741)	(742)
	0.520	10/14/2021	04/18/2022			(1,179)	(1,180)
	0.530	11/22/2021	02/24/2022			(975)	(976)
	0.870	12/02/2021	03/02/2022			(1,487)	(1,488)
BRC	(0.500)	10/21/2021	TBD	(2)	EUR	(637)	(724)
	0.500	09/10/2021	03/10/2022		$	(233)	(233)
	0.763	07/08/2021	01/10/2022			(808)	(811)
	0.825	12/02/2021	03/03/2022			(2,242)	(2,243)
CDC	0.230	11/05/2021	TBD	(2)		(341)	(341)
	0.230	11/10/2021	TBD	(2)		(584)	(584)
	0.270	10/20/2021	01/27/2022			(1,944)	(1,946)
	0.350	11/05/2021	TBD	(2)		(1,337)	(1,338)
	0.350	11/26/2021	TBD	(2)		(195)	(195)
	0.350	12/23/2021	TBD	(2)		(388)	(388)
	0.360	08/19/2021	TBD	(2)		(1,562)	(1,564)
	0.490	10/07/2021	04/07/2022			(1,094)	(1,095)
CEW	0.450	07/22/2021	01/21/2022			(976)	(978)
	0.500	07/09/2021	01/05/2022			(380)	(381)
CIB	0.570	10/13/2021	01/18/2022			(2,110)	(2,113)
	0.580	12/01/2021	01/07/2022			(541)	(541)
IND	0.420	08/03/2021	02/03/2022			(1,044)	(1,046)
	0.430	10/12/2021	04/12/2022			(912)	(913)
JML	(3.250)	12/02/2021	TBD	(2)	EUR	(497)	(567)
	(2.500)	10/26/2021	TBD	(2)		(98)	(111)
	(2.500)	12/02/2021	TBD	(2)		(494)	(563)
	(1.500)	12/02/2021	TBD	(2)		(164)	(187)
	(0.550)	12/02/2021	TBD	(2)		(106)	(120)
	(0.500)	12/02/2021	01/10/2022			(202)	(231)
	(0.400)	10/21/2021	TBD	(2)		(554)	(631)
	(0.400)	10/26/2021	TBD	(2)		(261)	(297)
	(0.400)	12/02/2021	01/10/2022			(386)	(439)
	(0.300)	10/14/2021	01/17/2022			(97)	(110)
	(0.250)	12/02/2021	01/10/2022			(88)	(100)
	0.400	10/08/2021	01/13/2022		$	(787)	(787)
	0.400	12/07/2021	01/19/2022			(341)	(341)
	0.500	12/02/2021	01/10/2022		GBP	(922)	(1,249)
	0.600	12/15/2021	01/13/2022		$	(792)	(793)
NOM	0.380	10/04/2021	TBD	(2)		(1,213)	(1,214)
	0.400	08/25/2021	TBD	(2)		(1,448)	(1,450)
	0.450	11/16/2021	01/19/2022			(943)	(943)
	0.450	11/26/2021	01/19/2022			(134)	(134)
	0.750	08/25/2021	TBD	(2)		(547)	(548)
RDR	0.270	09/22/2021	01/20/2022			(199)	(200)
	0.270	09/24/2021	01/20/2022			(113)	(113)
	0.270	09/28/2021	01/20/2022			(1,301)	(1,302)
	0.300	12/01/2021	01/20/2022			(103)	(103)
SOG	0.240	11/19/2021	TBD	(2)		(213)	(213)
	0.350	11/16/2021	TBD	(2)		(1,407)	(1,408)
	0.350	12/23/2021	TBD	(2)		(1,221)	(1,221)
	0.470	11/26/2021	01/13/2022			(386)	(386)
	0.500	07/16/2021	01/14/2022			(490)	(491)
	0.500	07/30/2021	01/14/2022			(66)	(66)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	43

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	0.500%	09/16/2021	03/16/2022		$	(1,258)	$(1,260)
	0.500	09/30/2021	03/07/2022			(1,795)	(1,797)
	0.500	10/19/2021	04/19/2022			(721)	(722)
	0.500	10/20/2021	04/19/2022			(57)	(57)
TDM	0.250	10/27/2021	TBD	(2)		(912)	(912)
UBS	0.280	11/04/2021	TBD	(2)		(203)	(203)
	0.300	10/28/2021	TBD	(2)		(207)	(207)
	0.350	10/05/2021	TBD	(2)		(1,290)	(1,292)
	0.350	10/28/2021	TBD	(2)		(3,038)	(3,040)
	0.350	12/23/2021	12/23/2023			(323)	(323)
	0.400	12/01/2021	TBD	(2)		(343)	(343)
	0.420	10/13/2021	01/14/2022			(1,488)	(1,490)
	0.420	10/14/2021	01/14/2022			(844)	(845)
	0.430	11/04/2021	01/05/2022			(1,965)	(1,967)
	0.450	11/30/2021	01/28/2022			(590)	(590)
	0.490	11/23/2021	02/22/2022			(1,440)	(1,441)
	0.500	07/14/2021	01/12/2022			(167)	(168)

Total Reverse Repurchase Agreements							$(59,833)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.3)%
Uniform Mortgage-Backed Security, TBA	2.000%	02/01/2052	$800	$(798)	$(796)
Uniform Mortgage-Backed Security, TBA	4.500	02/01/2052	1,800	(1,934)	(1,928)

Total Short Sales (2.3)%				$(2,732)	$(2,724)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(9,424)	$0	$(9,424)	$11,343	$1,919
BRC	0	(4,011)	0	(4,011)	4,772	761
CDC	0	(7,451)	0	(7,451)	8,126	675
CEW	0	(1,359)	0	(1,359)	1,615	256
CIB	0	(2,654)	0	(2,654)	2,997	343
IND	0	(1,959)	0	(1,959)	2,222	263
JML	0	(6,526)	0	(6,526)	7,202	676
NOM	0	(4,289)	0	(4,289)	4,529	240
RDR	0	(1,718)	0	(1,718)	1,766	48
SOG	0	(7,621)	0	(7,621)	8,965	1,344
TDM	0	(912)	0	(912)	963	51
UBS	0	(11,909)	0	(11,909)	14,061	2,152

Total Borrowings and Other Financing Transactions	$0	$(59,833)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(18,748)	$(8,643)	$(22,901)	$(50,292)
Convertible Bonds & Notes	0	0	0	(548)	(548)
U.S. Government Agencies	0	(2,654)	0	0	(2,654)
Non-Agency Mortgage-Backed Securities	0	(811)	(3,731)	0	(4,542)
Sovereign Issues	0	(1,129)	(165)	0	(1,294)
Preferred Securities	0	0	0	(503)	(503)

Total Borrowings	$0	$(23,342)	$(12,539)	$(23,952)	$(59,833)

Payable for reverse repurchase agreements					$(59,833)

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

(m)	Securities with an aggregate market value of $68,393 and cash of $192 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(58,221) at a weighted average interest rate of 0.391%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME E-mini S&P 500 January 2021 Futures	$4,450.000	01/21/2022	232	$12	$528	$119

Total Purchased Options					$528	$119

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME E-mini S&P 500 January 2021 Futures	$4,680.000	01/21/2022	232	$12	$(1,035)	$(1,305)

Total Written Options					$(1,035)	$(1,305)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2022	248	$59,005	$1,023	$0	$(169)

Total Futures Contracts				$1,023	$0	$(169)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	3.521%	EUR	1,100	$78	$1	$79	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	3.685		300	18	2	20	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.481		1,100	(214)	191	(23)	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.612		1,300	(102)	63	(39)	1	0

							$(220)	$257	$37	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2052	GBP	1,100	$(19)	$51	$32	$0	$(28)
Receive(5)	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023		$3,500	0	12	12	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	35,800	(12)	(50)	(62)	0	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		1,500	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		1,500	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		19,600	(4)	(136)	(140)	0	0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(211)	158	2	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	(29)	(314)	0	(6)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		$3,000	8	51	59	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		4,400	(73)	(139)	(212)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	45

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	Semi-Annual	12/15/2028		$1,250	$(15)	$12	$(3)	$0	$(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		600	(7)	(8)	(15)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		4,400	(78)	(119)	(197)	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		500	0	(22)	(22)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		400	(15)	34	19	0	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		2,229	(211)	49	(162)	1	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,700	(17)	1,615	1,598	28	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	34,900	35	1,675	1,710	0	(30)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	62	44	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	151	19	3	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		800	(15)	23	8	1	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		8,800	37	(2,080)	(2,043)	8	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(77)	(29)	0	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	(166)	5	0	(1)
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	MXN	21,600	3	(33)	(30)	0	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		14,200	(1)	(19)	(20)	0	0

							$(231)	$642	$411	$45	$(68)

Total Swap Agreements							$(451)	$899	$448	$48	$(68)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$119	$0	$48	$167	$(1,305)		$(169)	$(68)	$(1,542)

(o)

Securities with an aggregate market value of $2,175 and cash of $4,338 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2022	CNY	750		$117	$0	$(1)
	01/2022		$16	MXN	334	0	0
	01/2022		38	RUB	2,819	0	(1)
	02/2022		68	INR	5,149	1	0
	03/2022	MXN	334		$16	0	0
	03/2022		$205	MXN	4,262	0	0
	06/2022	PEN	225		$54	0	(2)
	07/2022		$82	PEN	332	0	(1)
	11/2022		7	ZAR	108	0	0

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	01/2022	CAD	329		$258	$0	$(2)
	01/2022	GBP	1,113		1,474	0	(33)
	01/2022	MXN	334		16	0	0
	01/2022		$2,204	EUR	1,942	7	0
	01/2022		122	GBP	92	2	0
	01/2022		145	IDR	2,095,108	2	0
	01/2022		39	RUB	2,877	0	(1)
	02/2022		120	INR	9,057	2	0
	02/2022		517	NOK	4,505	0	(6)
	05/2022		6	ZAR	103	0	0
	08/2022		17		279	0	(1)
	10/2022		125	PEN	509	0	0
	11/2022		20	ZAR	315	0	(1)

CBK	01/2022	BRL	7,823		$1,402	0	(3)
	01/2022	CLP	8,589		10	0	0
	01/2022	PEN	1,251		307	0	(7)
	01/2022		$1,392	BRL	7,823	12	0
	01/2022		354	PEN	1,441	7	0
	01/2022		67	RUB	4,958	0	(1)
	02/2022		10	CLP	8,589	0	0
	03/2022		174	RUB	13,125	0	(2)
	05/2022		90	PEN	367	2	0
	08/2022	PEN	200		$50	0	0
	12/2022		$298	PEN	1,251	7	0

DUB	02/2022		113	INR	8,587	2	0
	02/2022		180	RUB	13,359	0	(3)

FBF	01/2022	BRL	7,823		$1,375	0	(30)
	01/2022		$1,402	BRL	7,823	3	0
	02/2022		1,366		7,823	29	0

GLM	01/2022		1,228	GBP	921	19	0
	01/2022		44	PEN	181	2	0
	01/2022		292	RUB	21,236	0	(10)
	02/2022		127		9,379	0	(3)
	03/2022		203	MXN	4,223	1	0
	03/2022		49	RUB	3,678	0	0
	11/2022		7	ZAR	114	0	0

HUS	01/2022	GBP	59		$79	0	(1)
	01/2022		$330	IDR	4,795,529	6	0
	02/2022	JPY	10,583		$93	1	0
	02/2022		$192	RUB	13,887	0	(8)
	03/2022		119		8,933	0	(1)

JPM	01/2022	CNY	2,768		$430	0	(4)
	01/2022	PEN	190		46	0	(2)
	01/2022		$28	IDR	404,973	0	0
	02/2022		274	INR	20,739	4	0

MYI	01/2022		76	IDR	1,103,237	1	0

RBC	01/2022	CAD	50		$39	0	0
	02/2022		$137	JPY	15,400	0	(3)

SCX	01/2022	EUR	9,908		$11,169	0	(111)
	01/2022		$11	CLP	8,589	0	(1)
	01/2022		547	CNY	3,499	2	0
	02/2022	EUR	7,966		$9,064	0	(10)
	02/2022	GBP	1,113		1,507	1	0

TOR	03/2022		$641	MXN	13,584	14	0

UAG	01/2022		65	RUB	4,688	0	(2)
	03/2022		148		11,196	0	(1)
	11/2022		16	ZAR	253	0	(1)

Total Forward Foreign Currency Contracts						$127	$(253)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	47

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$	116	$0	$1	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	1,084	$(215)	$141	$0	$(74)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		734	(206)	123	0	(83)

							$(421)	$264	$0	$(157)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	NDDUEAFE Index	688	0.023% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/11/2022	$	5,037	$0	$258	$258	$0

MYI	Receive	NDDUEAFE Index	1,089	0.078% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/01/2022		7,972	0	407	407	0
	Receive	NDDUEAFE Index	5,867	0.057% (1-Month USD-LIBOR less a specified spread)	Maturity	10/12/2022		43,157	0	1,987	1,987	0

									$0	$2,652	$2,652	$0

Total Swap Agreements									$(421)	$2,917	$2,653	$(157)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$1	$0	$1	$2	$(5)	$0	$0	$(5)	$(3)	$0	$(3)
BPS	13	0	0	13	(44)	0	0	(44)	(31)	0	(31)
CBK	28	0	0	28	(13)	0	0	(13)	15	0	15
DUB	2	0	0	2	(3)	0	0	(3)	(1)	0	(1)
FBF	32	0	0	32	(30)	0	0	(30)	2	0	2
GLM	22	0	0	22	(13)	0	0	(13)	9	0	9
GST	0	0	0	0	0	0	(157)	(157)	(157)	375	218
HUS	7	0	0	7	(10)	0	0	(10)	(3)	0	(3)
JPM	4	0	258	262	(6)	0	0	(6)	256	(260)	(4)
MYI	1	0	2,394	2,395	0	0	0	0	2,395	(2,339)	56
RBC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SCX	3	0	0	3	(122)	0	0	(122)	(119)	0	(119)
TOR	14	0	0	14	0	0	0	0	14	0	14
UAG	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)

Total Over the Counter	$127	$0	$2,653	$2,780	$(253)	$0	$(157)	$(410)

(q)

Securities with an aggregate market value of $375 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$119	$0	$0	$119
Swap Agreements	0	3	0	0	45	48

	$0	$3	$119	$0	$45	$167

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$127	$0	$127
Swap Agreements	0	1	2,652	0	0	2,653

	$0	$1	$2,652	$127	$0	$2,780

	$0	$4	$2,771	$127	$45	$2,947

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,305	$0	$0	$1,305
Futures	0	0	169	0	0	169
Swap Agreements	0	0	0	0	68	68

	$0	$0	$1,474	$0	$68	$1,542

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$253	$0	$253
Swap Agreements	0	157	0	0	0	157

	$0	$157	$0	$253	$0	$410

	$0	$157	$1,474	$253	$68	$1,952

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,937)	$0	$0	$(1,937)
Written Options	0	0	(1,345)	0	0	(1,345)
Futures	0	0	6,116	0	0	6,116
Swap Agreements	0	35	0	0	(165)	(130)

	$0	$35	$2,834	$0	$(165)	$2,704

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$866	$0	$866
Purchased Options	0	0	0	0	(1)	(1)
Swap Agreements	0	75	6,429	0	0	6,504

	$0	$75	$6,429	$866	$(1)	$7,369

	$0	$110	$9,263	$866	$(166)	$10,073

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	49

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(195)	$0	$0	$(195)
Written Options	0	0	147	0	0	147
Futures	0	0	267	0	0	267
Swap Agreements	0	105	0	0	(267)	(162)

	$0	$105	$219	$0	$(267)	$57

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(550)	$0	$(550)
Swap Agreements	0	14	(5,130)	0	0	(5,116)

	$0	$14	$(5,130)	$(550)	$0	$(5,666)

	$0	$119	$(4,911)	$(550)	$(267)	$(5,609)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$26,237	$4,113	$30,350
Corporate Bonds & Notes
Banking & Finance	0	13,013	1,454	14,467
Industrials	0	44,085	4,309	48,394
Utilities	0	6,328	0	6,328
Convertible Bonds & Notes
Banking & Finance	0	175	0	175
Industrials	0	1,847	0	1,847
Municipal Bonds & Notes
Illinois	0	14	0	14
Puerto Rico	0	2,136	0	2,136
West Virginia	0	980	0	980
U.S. Government Agencies	0	43,517	436	43,953
Non-Agency Mortgage-Backed Securities	0	17,749	0	17,749
Asset-Backed Securities	0	8,835	3,112	11,947
Sovereign Issues	0	3,457	0	3,457
Common Stocks
Communication Services	806	0	338	1,144
Energy	106	0	7	113
Industrials	0	8	75	83
Materials	0	0	700	700
Warrants
Industrials	0	0	83	83
Information Technology	0	0	1,302	1,302
Preferred Securities
Banking & Finance	0	5,196	0	5,196
Industrials	0	28	4,991	5,019
Real Estate Investment Trusts
Real Estate	617	0	0	617

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Short-Term Instruments
U.S. Treasury Bills	$0	$14,915	$0	$14,915
U.S. Treasury Cash Management Bills	0	7,199	0	7,199

Total Investments	$1,529	$195,719	$20,920	$218,168

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,724)	$0	$(2,724)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	119	48	0	167
Over the counter	0	2,780	0	2,780

	$119	$2,828	$0	$2,947

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,474)	(68)	0	(1,542)
Over the counter	0	(410)	0	(410)

	$(1,474)	$(478)	$0	$(1,952)

Total Financial Derivative Instruments	$(1,355)	$2,350	$0	$995

Totals	$174	$195,345	$20,920	$216,439

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2021:

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,368	$5,290	$(2,235)	$(27)	$(70)	$136	$0	$(349)	$4,113	$(21)
Corporate Bonds & Notes
Banking & Finance	1,405	0	0	0	0	49	0	0	1,454	49
Industrials	0	2,525	(25)	0	0	(3)	1,812	0	4,309	(3)
U.S. Government Agencies	0	0	0	0	0	0	436	0	436	0
Asset-Backed Securities	3,011	0	0	0	0	101	0	0	3,112	101

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2021(1)
Common Stocks
Communication Services	$432	$0	$0	$0	$0	$(94)	$0	$0	$338	$(94)
Energy	0	7	0	0	0	0	0	0	7	0
Industrials	57	0	0	0	0	18	0	0	75	18
Materials(2)	709	0	0	0	0	(9)	0	0	700	(9)
Warrants
Industrials	82	0	0	0	0	1	0	0	83	2
Information Technology	1,172	0	0	0	0	130	0	0	1,302	130
Preferred Securities
Industrials	4,291	0	(104)	0	0	804	0	0	4,991	804

Totals	$12,527	$7,822	$(2,364)	$(27)	$(70)	$1,134	$2,248	$(349)	$20,920	$977

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2021	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,915	Proxy Pricing	Base Price		99.610-100.000	99.722
	198	Third Party Vendor	Broker Quote		59.500-100.125	99.259
Corporate Bonds & Notes
Banking & Finance	1,454	Discounted Cash Flow	Discount Rate		4.560	—
Industrials	1,787	Reference Instrument	Weighted Average	BRL	50.472	—
	2,522	Proxy Pricing	Base Price		100.000	—
U.S. Government Agencies	436	Other Valuation Techniques(3)	—		—	—
Asset-Backed Securities	3,112	Proxy Pricing	Base Price		110.300-40,000.000	14,048.859
Common Stocks
Communication Services	338	Other Valuation Techniques(3)	—		—	—
Energy	7	Other Valuation Techniques(3)	—		—	—
Industrials	75	Discounted Cash Flow	Discount Rate		10.750	—
Materials	700	Comparable Companies	EBITDA Multiple	X	9.900	—
Warrants
Industrials	83	Other Valuation Techniques(3)	—		—	—
Information Technology	1,302	Comparable Companies	EBITDA Multiple	X	4.375	—
Preferred Securities
Industrials	4,289	Comparable Companies	EBITDA Multiple	X/X	11.700/9.100
	702	Discounted Cash Flow/ Comparable Companies	Discount Rate/ BV Multiple	%/X	19.850/0.290	—

Total	$20,920

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	51

Schedule of Investments	PIMCO Strategic Income Fund, Inc.

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 269.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 21.2%

Altar BidCo, Inc.
7.000% due 11/04/2029		$700	$705

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~		100	99

Carnival Corp.
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		465	461

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		8,366	6,757

Forbes Energy Services LLC (7.000% PIK)
7.000% due 06/30/2022 «(d)		80	0

Gateway Casinos & Entertainment Ltd.
TBD% (LIBOR03M + 8.000%) due 10/15/2027 ~		2,700	2,701
8.750% due 10/22/2027 «	CAD	589	466

II-VI, Inc.
3.500% (LIBOR03M + 2.750%) due 12/01/2028 ~		$360	360

Instant Brands Holdings, Inc.
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~		2,825	2,712

Intelsat Jackson Holdings S.A.
4.250% due 12/01/2028 «		650	650
5.392% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 ~µ		710	713
8.000% (PRIME + 4.750%) due 11/27/2023 ~		10	10

Lealand Finance Company B.V.
3.104% (LIBOR03M + 3.000%) due 06/28/2024 «~		28	16

Lealand Finance Company B.V. (1.104% Cash and 3.000% PIK)
4.104% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		184	82

Ortho-Clinical Diagnostics S.A.
3.081% (LIBOR03M + 3.000%) due 06/30/2025 ~		186	186

Promotora de Informaciones S.A.
TBD% (EUR003M + 4.500%) due 11/30/2022 ~	EUR	2,433	2,700

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~		$16	15

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		162	164
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		8,329	8,327

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		3,100	3,286

Softbank Vision Fund
5.000% due 12/21/2025 «		1,900	1,901

Steenbok Lux Finco 2 SARL
TBD% due 12/31/2022	EUR	4,000	4,344

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 ~(d)		4,505	4,673

Steenbok Lux Finco 2 SARL (7.875% PIK)
7.875% (EUR003M) due 12/29/2022 ~(d)		557	638

Syniverse Holdings, Inc.
4.500% due 10/15/2028 «		$6,054	6,027
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		5,808	5,776

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		3,275	3,145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		$1,842	$1,842

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		6	2

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		17	17

Total Loan Participations and Assignments (Cost $58,328)			58,775

CORPORATE BONDS & NOTES 69.7%

BANKING & FINANCE 16.0%

Ally Financial, Inc.
8.000% due 11/01/2031		1	1

American Assets Trust LP
3.375% due 02/01/2031 (o)		600	613

Asteroid Private Merger Sub, Inc.
8.500% due 11/15/2029 (o)		2,400	2,519

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	400	444
2.625% due 04/28/2025 (o)		2,100	2,398
3.625% due 09/24/2024 (o)		1,300	1,511
5.375% due 01/18/2028 •		400	361
8.000% due 01/22/2030 •(o)		1,304	1,241
8.500% due 09/10/2030 •		400	392
10.500% due 07/23/2029 (o)		1,360	1,477

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	98

Bank of Nova Scotia
4.900% due 06/04/2025 •(k)(l)(o)		$1,811	1,945

Barclays PLC
6.375% due 12/15/2025 •(k)(l)	GBP	200	294
7.125% due 06/15/2025 •(k)(l)(o)		900	1,344
7.875% due 03/15/2022 •(k)(l)(o)		$200	203

BNP Paribas S.A.
4.625% due 02/25/2031 •(k)(l)(o)		1,900	1,910

Corestate Capital Holding S.A.
3.500% due 04/15/2023 (o)	EUR	600	602

Country Garden Holdings Co. Ltd.
6.150% due 09/17/2025		$200	195

Credit Suisse Group AG
6.375% due 08/21/2026 •(k)(l)(o)		600	648
7.500% due 07/17/2023 •(k)(l)(o)		200	212

Erste Group Bank AG
4.250% due 10/15/2027 •(k)(l)(o)	EUR	1,000	1,194

Essential Properties LP
2.950% due 07/15/2031 (o)		$100	99

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (o)		2,900	2,901

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (o)		100	103

Future Diamond Ltd.
4.250% due 09/22/2022		200	189

GLP Capital LP
3.250% due 01/15/2032		100	101

Host Hotels & Resorts LP
2.900% due 12/15/2031		100	97

HSBC Holdings PLC
4.600% due 12/17/2030 •(k)(l)		200	200
4.700% due 03/09/2031 •(k)(l)		200	200
5.875% due 09/28/2026 •(k)(l)	GBP	400	585
6.000% due 05/22/2027 •(k)(l)(o)		$600	647

Huarong Finance Co. Ltd.
4.625% due 06/03/2026		200	207
4.750% due 04/27/2027		200	207

ING Groep NV
5.750% due 11/16/2026 •(k)(l)(o)		200	215

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026		100	108
5.750% due 02/01/2027		100	113

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Group PLC
4.600% due 06/28/2031 •(k)(l)(o)		$800	$786
8.000% due 08/10/2025 •(k)(l)(o)		300	349

New Metro Global Ltd.
5.000% due 08/08/2022		200	189

Newmark Group, Inc.
6.125% due 11/15/2023		52	56

Pinnacol Assurance
8.625% due 06/25/2034 «(m)		2,600	3,437

Sabra Health Care LP
3.200% due 12/01/2031 (o)		600	587

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (o)		2,000	2,007

Seazen Group Ltd.
6.450% due 06/11/2022		200	188

Societe Generale S.A.
7.375% due 10/04/2023 •(k)(l)(o)		200	215

Standard Chartered PLC
4.750% due 01/14/2031 •(k)(l)(o)		1,000	993

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	93	160
5.661% due 10/13/2041		98	171
5.744% due 04/13/2040		106	186
5.801% due 10/13/2040 (o)		448	787

UBS Group AG
5.125% due 07/29/2026 •(k)(l)(o)		$200	213

UniCredit SpA
7.830% due 12/04/2023 (o)		2,240	2,499

Uniti Group LP
6.000% due 01/15/2030 (o)		2,738	2,639
7.875% due 02/15/2025 (o)		2,954	3,087

			44,123

INDUSTRIALS 44.7%

AA Bond Co. Ltd.
5.500% due 07/31/2050 (o)	GBP	2,500	3,766

Air Canada Pass-Through Trust
3.600% due 09/15/2028 (o)		$2,013	2,033

Altice Financing S.A.
4.250% due 08/15/2029 (o)	EUR	405	452
5.750% due 08/15/2029 (o)		$945	937

American Airlines Pass-Through Trust
3.000% due 04/15/2030		154	154
3.350% due 04/15/2031 (o)		973	992
3.575% due 07/15/2029		381	388
3.700% due 04/01/2028 (o)		625	636

Associated Materials LLC
9.000% due 09/01/2025 (o)		1,042	1,116

Boeing Co.
5.705% due 05/01/2040 (o)		586	754
5.805% due 05/01/2050 (o)		557	756
5.930% due 05/01/2060 (o)		878	1,222
6.125% due 02/15/2033 (o)		716	908

Bombardier, Inc.
7.125% due 06/15/2026 (o)		1,785	1,854
7.500% due 12/01/2024 (o)		430	449
7.500% due 03/15/2025		6	6
7.875% due 04/15/2027 (o)		1,296	1,346

Broadcom, Inc.
3.137% due 11/15/2035 (o)		200	201
3.187% due 11/15/2036 (o)		1,110	1,110
3.469% due 04/15/2034 (o)		100	105
3.500% due 02/15/2041 (o)		800	822
3.750% due 02/15/2051 (o)		300	314
4.150% due 11/15/2030 (o)		190	211

CDW LLC
2.670% due 12/01/2026 (o)		800	821
3.276% due 12/01/2028 (o)		200	205
3.569% due 12/01/2031 (o)		700	730

Cellnex Finance Co. S.A.
3.875% due 07/07/2041 (o)		1,400	1,341

CGG S.A.
7.750% due 04/01/2027	EUR	416	472

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.750% due 04/01/2027 (o)		$4,612	$4,561

Charter Communications Operating LLC
3.500% due 06/01/2041 (o)		500	488
3.850% due 04/01/2061 (o)		300	284
3.900% due 06/01/2052 (o)		2,900	2,914
4.400% due 12/01/2061 (o)		4,700	4,874
4.800% due 03/01/2050 (o)		105	118

Community Health Systems, Inc.
8.000% due 03/15/2026 (o)		294	309

CVS Pass-Through Trust
7.507% due 01/10/2032 (o)		640	793

Delta Air Lines, Inc.
7.375% due 01/15/2026 (o)		785	925

Energy Transfer LP
5.300% due 04/01/2044 (o)		100	115

Envision Healthcare Corp.
8.750% due 10/15/2026 (o)		2,108	1,214

Exela Intermediate LLC
11.500% due 07/15/2026		48	34

Ferroglobe PLC
9.375% due 12/31/2025 (m)(o)		1,000	1,035
9.375% due 12/31/2025 (m)		400	413

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (o)		706	711

Gazprom PJSC Via Gaz Capital S.A.
8.625% due 04/28/2034 (o)		1,710	2,419

HollyFrontier Corp.
4.500% due 10/01/2030 (o)		4,029	4,345

II-VI, Inc.
5.000% due 12/15/2029		87	89

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)(o)		105	16

Intelsat Jackson Holdings S.A.
1.000% due 12/01/2029 «(c)		7,256	7,249
5.500% due 08/01/2023 ^(e)		1,970	894
8.000% due 02/15/2024 (o)		60	61
8.500% due 10/15/2024 ^(e)(o)		4,184	1,922
9.750% due 07/15/2025 ^(e)(o)		4,167	1,917

Las Vegas Sands Corp.
3.200% due 08/08/2024 (o)		100	102
3.500% due 08/18/2026 (o)		200	203
3.900% due 08/08/2029 (o)		300	302

NCL Corp. Ltd.
10.250% due 02/01/2026 (o)		1,935	2,253

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (o)		5,400	6,046

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		54	60

Oi Movel S.A.
8.750% due 07/30/2026		950	981

Oracle Corp.
3.850% due 04/01/2060 (o)		200	198
4.100% due 03/25/2061 (m)(o)		1,000	1,045

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		11	12

Petroleos Mexicanos
2.750% due 04/21/2027 (o)	EUR	3,538	3,746
5.950% due 01/28/2031 (o)		$1,088	1,059
6.750% due 09/21/2047 (o)		2,996	2,665
6.950% due 01/28/2060 (o)		150	134
7.690% due 01/23/2050		60	58

Prosus NV
1.985% due 07/13/2033 (o)	EUR	500	556
3.061% due 07/13/2031 (o)		$1,100	1,073
3.680% due 01/21/2030 (o)		2,900	2,988

Rolls-Royce PLC
3.625% due 10/14/2025 (o)		200	203
4.625% due 02/16/2026	EUR	200	253

Sands China Ltd.
2.300% due 03/08/2027 (o)		$400	377
2.850% due 03/08/2029 (o)		400	377
3.250% due 08/08/2031 (o)		200	188
3.800% due 01/08/2026 (o)		400	402
4.375% due 06/18/2030 (o)		200	204
5.125% due 08/08/2025 (o)		200	210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.400% due 08/08/2028 (o)		$2,998	$3,232

Santos Finance Ltd.
3.649% due 04/29/2031 (o)		500	510

Schenck Process Holding GmbH
6.875% due 06/15/2023	EUR	200	228

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (o)		$1,360	1,371

Studio City Finance Ltd.
5.000% due 01/15/2029 (o)		400	359

Syngenta Finance NV
5.182% due 04/24/2028 (o)		200	225
5.676% due 04/24/2048 (o)		3,209	3,961

T-Mobile USA, Inc.
3.400% due 10/15/2052 (o)		500	499

Tencent Holdings Ltd.
3.680% due 04/22/2041 (o)		300	312
3.840% due 04/22/2051 (o)		1,200	1,263
3.940% due 04/22/2061 (o)		800	848

Topaz Solar Farms LLC
4.875% due 09/30/2039 (o)		805	912
5.750% due 09/30/2039		2,060	2,458

Transocean Pontus Ltd.
6.125% due 08/01/2025 (o)		54	52

Transocean, Inc.
7.250% due 11/01/2025		120	92
8.000% due 02/01/2027		38	27

Triumph Group, Inc.
6.250% due 09/15/2024		12	12

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027 (o)		102	103

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (o)		4,154	4,220

UAL Pass-Through Trust
6.636% due 01/02/2024 (o)		835	854

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (o)		200	212

United Airlines Pass-Through Trust
4.150% due 02/25/2033		82	90

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		1,969	2,051

Vale Overseas Ltd.
6.875% due 11/21/2036 (o)		26	35
6.875% due 11/10/2039 (o)		25	34

Vale S.A.
2.762% due 12/29/2049 «~(k)	BRL	50,000	4,467

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		$100	113

Windstream Escrow LLC
7.750% due 08/15/2028		50	53

Wolverine Escrow LLC
8.500% due 11/15/2024 (o)		5,978	5,551
9.000% due 11/15/2026 (o)		2,216	2,108

			123,748

UTILITIES 9.0%

AT&T, Inc.
3.850% due 06/01/2060 (o)		625	655

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)		2,318	1,270

FEL Energy SARL
5.750% due 12/01/2040 (o)		1,254	1,259

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (o)		5,600	6,007

NGD Holdings BV
6.750% due 12/31/2026 (o)		1,479	1,357

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(o)		264	260

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (o)(d)		3,220	2,829

Pacific Gas & Electric Co.
3.500% due 08/01/2050 (o)		574	533
3.750% due 08/15/2042 (o)		100	93

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 12/01/2047 (o)		$300	$290
4.000% due 12/01/2046 (o)		200	195
4.200% due 06/01/2041 (o)		200	202
4.300% due 03/15/2045 (o)		950	963
4.450% due 04/15/2042 (o)		220	224
4.500% due 07/01/2040 (o)		708	739
4.550% due 07/01/2030 (o)		1,104	1,195
4.600% due 06/15/2043 (o)		100	103
4.750% due 02/15/2044 (o)		2,296	2,386
4.950% due 07/01/2050 (o)		765	835

Peru LNG SRL
5.375% due 03/22/2030 (o)		2,800	2,426

Rio Oil Finance Trust
9.250% due 07/06/2024 (o)		345	371
9.750% due 01/06/2027 (o)		574	660

Southern California Edison Co.
4.875% due 03/01/2049 (o)		100	122

Transocean Poseidon Ltd.
6.875% due 02/01/2027		60	58

			25,032

Total Corporate Bonds & Notes (Cost $193,251)			192,903

CONVERTIBLE BONDS & NOTES 0.3%

BANKING & FINANCE 0.3%

CBL & Associates HoldCo LLC
7.000% due 11/15/2028		27	53

Corestate Capital Holding S.A.
1.375% due 11/28/2022 (o)	EUR	700	703

Total Convertible Bonds & Notes (Cost $770)			756

MUNICIPAL BONDS & NOTES 2.5%

CALIFORNIA 0.8%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		$100	103
3.487% due 06/01/2036		1,000	1,015
3.850% due 06/01/2050		1,000	1,018

			2,136

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		60	69

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		15	18

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		55	64

			151

PUERTO RICO 0.6%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		1,900	1,691

WEST VIRGINIA 1.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		25,300	2,819

Total Municipal Bonds & Notes (Cost $6,036)			6,797

U.S. GOVERNMENT AGENCIES 119.2%

Fannie Mae
1.116% due 12/25/2042 ~(a)		3,501	108
1.729% due 08/25/2054 ~(a)(o)		6,805	445
2.135% due 09/01/2028 •		2	2
2.320% due 12/01/2028 •		12	12
2.325% due 11/01/2027 •		9	9

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	53

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.400% due 03/01/2032 •	$58	$59
2.500% due 12/25/2027 - 01/25/2051 (a)(o)	1,941	137
3.000% due 06/25/2050 (a)(o)	1,349	195
3.500% due 07/25/2036 (a)(o)	4,216	487
3.500% due 07/25/2042 - 12/25/2049 (a)	516	56
4.000% due 06/25/2050 (a)(o)	804	126
4.250% due 11/25/2024 (o)	91	93
4.500% due 07/25/2040 (o)	423	451
5.000% due 07/25/2037 (a)	696	90
5.000% due 01/25/2038 - 07/25/2038 (o)	3,356	3,760
5.038% due 12/25/2042 ~	20	21
5.199% due 02/25/2042 ~	312	338
5.489% due 10/25/2042 ~	8	9
5.500% due 07/25/2024	2	2
5.500% due 11/25/2032 - 04/25/2035 (o)	3,758	4,196
5.750% due 06/25/2033	14	15
5.807% due 08/25/2043	962	1,067
5.853% due 07/25/2029 •	660	725
5.898% due 10/25/2049 •(a)(o)	7,682	1,668
5.933% due 10/25/2042 ~	232	262
5.948% due 02/25/2049 •(a)	148	18
5.998% due 07/25/2050 •(a)(o)	1,316	199
6.000% due 09/25/2031 (o)	102	113
6.000% due 01/25/2044	686	776
6.500% due 06/25/2023 - 11/01/2047	2,110	2,413
6.500% due 09/25/2031 - 04/01/2037 (o)	497	561
6.648% due 07/25/2041 •(a)(o)	627	69
6.850% due 12/18/2027	5	6
7.000% due 06/18/2027 - 01/01/2047	657	741
7.000% due 02/25/2035 (o)	90	100
7.000% due 09/25/2041 ~	255	275
7.500% due 10/25/2022 - 06/25/2044	639	739
7.500% due 06/19/2041 ~	68	79
7.700% due 03/25/2023	2	2
8.000% due 06/19/2041 ~	530	616
8.500% due 06/18/2027 - 06/25/2030	126	140

Freddie Mac
0.000% due 02/25/2046 (b)(h)	644	541
0.100% due 02/25/2046 (a)	644	0
1.837% due 08/15/2036 ~(a)(o)	1,533	72
1.852% due 05/15/2038 ~(a)(o)	2,964	135
1.910% due 11/15/2038 ~(a)(o)	12,356	739
2.010% due 11/25/2045 ~(a)	5,336	566
2.262% due 12/01/2026 •	2	3
3.000% due 11/25/2050 - 01/25/2051 (a)(o)	11,175	1,362
3.500% due 05/25/2050 (a)(o)	654	98
4.200% due 11/15/2048 •(a)(o)	8,149	655
4.500% due 06/25/2050 (a)(o)	918	123
4.718% due 07/25/2032 ~	76	83
5.000% due 02/15/2024	1	1
5.253% due 10/25/2029 •	650	709
5.500% due 04/01/2039 - 06/15/2041 (o)	2,643	3,015
5.898% due 04/25/2048 - 11/25/2049 •(a)(o)	31,913	6,022
6.000% due 12/15/2028 - 03/15/2035 (o)	1,085	1,225
6.000% due 04/15/2031 - 02/01/2034	41	45
6.048% due 05/25/2050 •(a)(o)	874	144
6.500% due 09/15/2023 - 09/01/2047	1,936	2,277
6.500% due 10/15/2023 - 07/01/2037 (o)	1,881	2,141
6.500% due 09/25/2043 ~	38	46
6.900% due 09/15/2023	36	37
7.000% due 05/15/2023 - 10/25/2043	484	558
7.000% due 01/15/2024 - 09/01/2036 (o)	1,411	1,586

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 05/15/2024 - 03/01/2037 (o)	$683	$747
7.500% due 12/01/2025 - 02/25/2042	117	128
7.653% due 12/25/2027 •	1,582	1,699
8.000% due 08/15/2022 - 04/15/2030	78	86
10.853% due 03/25/2025 •	232	237

Ginnie Mae
5.946% due 08/20/2049 - 09/20/2049 •(a)(o)	68,424	10,964
6.000% due 04/15/2029 - 12/15/2038	39	42
6.000% due 07/15/2037 - 11/15/2038 (o)	701	780
6.096% due 06/20/2047 •(a)(o)	7,065	1,239
6.500% due 11/20/2024 - 10/20/2038	30	31
6.500% due 04/15/2032 - 05/15/2032 (o)	205	226
7.000% due 04/15/2024 - 06/15/2026	16	16
7.500% due 06/15/2023 - 03/15/2029	266	267
7.500% due 04/15/2027 (o)	69	75
8.500% due 05/15/2022 - 02/15/2031	6	7

Ginnie Mae, TBA
3.500% due 02/01/2052	1,500	1,561
4.000% due 01/01/2052 - 03/01/2052	21,700	23,009

Small Business Administration
4.625% due 02/01/2025	30	31
5.510% due 11/01/2027	118	128
5.780% due 08/01/2027	8	9
5.820% due 07/01/2027	11	12

Uniform Mortgage-Backed Security
4.000% due 06/01/2047	8	9
4.000% due 09/01/2047 - 06/01/2048 (o)	7,908	8,467
4.500% due 09/01/2023 - 08/01/2041	77	83
4.500% due 04/01/2041 (o)	80	89
6.000% due 12/01/2032 - 02/01/2033	43	48
6.000% due 12/01/2032 - 06/01/2040 (o)	2,605	3,004
6.500% due 09/01/2028 - 02/01/2038	688	780
6.500% due 10/01/2033 - 12/01/2036 (o)	231	264
8.000% due 12/01/2022 - 06/01/2032	100	105

Uniform Mortgage-Backed Security, TBA
2.500% due 01/01/2052 - 03/01/2052	43,600	44,276
3.000% due 02/01/2052	30,500	31,553
3.500% due 03/01/2052	65,000	68,239
4.000% due 02/01/2052	81,600	86,754

Vendee Mortgage Trust
6.500% due 03/15/2029	58	62
6.750% due 02/15/2026 - 06/15/2026	37	40
7.500% due 09/15/2030	1,090	1,268

Total U.S. Government Agencies (Cost $332,838)		329,698

NON-AGENCY MORTGAGE-BACKED SECURITIES 22.4%

Adjustable Rate Mortgage Trust
2.652% due 07/25/2035 ~	229	230
2.803% due 08/25/2035 ~	248	247

Banc of America Mortgage Trust
2.509% due 02/25/2035 ~	6	7

Bancorp Commercial Mortgage Trust
3.860% due 08/15/2032 •(o)	3,300	2,980

BCAP LLC Trust
0.486% due 07/26/2036 ~	210	191

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
3.398% due 08/25/2036 ^~		$227	$144

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		183	182
5.743% due 12/11/2040 ~		712	679

Citigroup Commercial Mortgage Trust
5.512% due 12/10/2049 ~		1,218	548

Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033		1	1

Commercial Mortgage Loan Trust
5.956% due 12/10/2049 ~		1,144	198

Commercial Mortgage Trust
6.100% due 12/15/2038 •		1,380	1,383

Countrywide Alternative Loan Trust
0.522% due 07/25/2046 ^•		1,119	1,058

Countrywide Home Loan Mortgage Pass-Through Trust
0.742% due 03/25/2035 •		846	778
1.972% due 03/25/2046 ^•		1,073	747
2.720% due 08/25/2034 ~		225	226

Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		379	399
7.500% due 06/25/2035 ^		74	79

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~		2,175	312

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.000% due 02/25/2034		262	271

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 03/25/2036 ^		759	216

Eurosail PLC
1.695% due 09/13/2045 •	GBP	1,582	2,067
2.345% due 09/13/2045 •		1,130	1,485
3.945% due 09/13/2045 •		960	1,368

Freddie Mac
7.550% due 10/25/2041 •		$2,800	2,919
7.850% due 11/25/2041 •		2,800	2,958

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •	EUR	983	1,021

GMAC Mortgage Corp. Loan Trust
2.806% due 08/19/2034 ~		$20	18

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~		2,600	2,550

GSAA Home Equity Trust
6.000% due 04/01/2034		512	552

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043		1,409	1,603
7.500% due 06/19/2027 ~		15	15
8.000% due 09/19/2027 ~		339	335

GSR Mortgage Loan Trust
0.432% due 12/25/2034 •		119	116
6.500% due 01/25/2034		9	9

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	289	305

J.P. Morgan Chase Commercial Mortgage Securities Trust
6.500% due 11/15/2038 •(o)		$2,200	2,200

JP Morgan Mortgage Trust
2.616% due 10/25/2036 ^~		854	793
5.500% due 06/25/2037 ^		33	34

LUXE Commercial Mortgage Trust
2.860% due 10/15/2038 •		2,887	2,889

MASTR Adjustable Rate Mortgages Trust
2.932% due 10/25/2034 ~		414	418

MASTR Alternative Loan Trust
6.250% due 07/25/2036		263	211
6.500% due 03/25/2034		521	537
7.000% due 04/25/2034		21	22

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		2,635	2,381
7.500% due 07/25/2035		1,363	1,274

MFA Trust
3.661% due 01/26/2065 ~		300	301

Morgan Stanley Resecuritization Trust
2.704% due 12/26/2046 ~		7,476	6,911

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		$614	$613
7.500% due 03/25/2034 ^		1,789	1,827
7.500% due 10/25/2034 ^		1,842	1,848

Newgate Funding PLC
0.647% due 12/15/2050 •	EUR	1,480	1,640
0.897% due 12/15/2050 •		1,480	1,610

RBSSP Resecuritization Trust
6.000% due 02/26/2037 ~		$2,509	1,861
6.250% due 12/26/2036 ~		5,246	2,673

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		996	978

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		235	258
8.500% due 11/25/2031		639	462

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,317	1,605

WaMu Mortgage Pass-Through Certificates Trust
2.829% due 05/25/2035 ~		75	79

Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		61	65
7.500% due 04/25/2033		146	150

Total Non-Agency Mortgage-Backed Securities (Cost $61,269)			61,837

ASSET-BACKED SECURITIES 6.8%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.627% due 11/25/2032 ^•		39	1

Bear Stearns Asset-Backed Securities Trust
0.500% due 09/25/2034 •		224	218

Conseco Finance Corp.
6.530% due 02/01/2031 ~		74	70

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		1,447	563

Countrywide Asset-Backed Certificates
0.302% due 06/25/2037 ^•		1,706	1,824
0.362% due 12/25/2036 ^•		2,235	2,231

Countrywide Asset-Backed Certificates Trust
1.742% due 11/25/2034 •		2,297	2,225

Credit-Based Asset Servicing & Securitization LLC
4.759% due 12/25/2037 þ		59	59

ECAF Ltd.
4.947% due 06/15/2040		1,516	1,393

Elmwood CLO Ltd.
0.000% due 04/20/2034 ~		1,213	1,053

Encore Credit Receivables Trust
0.837% due 07/25/2035 •		576	574

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(h)		12	1,519

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~		500	341

Marlette Funding Trust
0.000% due 12/15/2028 «(h)		6	498
0.000% due 04/16/2029 «(h)		10	694
0.000% due 07/16/2029 «(h)		7	609

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		10,400	3,181

Oakwood Mortgage Investors, Inc.
0.340% due 06/15/2032 •		5	4

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		9	6

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		5	1,751

Total Asset-Backed Securities (Cost $32,638)			18,814

SOVEREIGN ISSUES 6.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		647	212
1.000% due 07/09/2029		269	99

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 07/09/2035 þ		$1,131	$351
1.125% due 07/09/2046 þ		115	37
2.000% due 01/09/2038 þ(o)		4,388	1,687
2.500% due 07/09/2041 þ(o)		1,880	671

Argentina Treasury Bond BONCER
1.450% due 08/13/2023	ARS	35,000	297

Egypt Government International Bond
6.375% due 04/11/2031	EUR	1,600	1,684

Ghana Government International Bond
6.375% due 02/11/2027 (o)		$323	273
7.875% due 02/11/2035 (o)		388	305

Panama Government International Bond
4.500% due 04/16/2050 (o)		1,700	1,877

Peru Government International Bond
6.900% due 08/12/2037	PEN	10,700	2,733

Romania Government International Bond
2.000% due 04/14/2033	EUR	7,500	7,799

South Africa Government International Bond
5.750% due 09/30/2049 (o)		$400	386

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		13	1
9.250% due 09/15/2027 ^(e)		171	11

Total Sovereign Issues (Cost $21,318)			18,423

		SHARES
COMMON STOCKS 4.2%

COMMUNICATION SERVICES 1.2%

Clear Channel Outdoor Holdings, Inc. (f)		291,816	966

iHeartMedia, Inc. ‘A’ (f)		68,102	1,433

iHeartMedia, Inc. ‘B’ «(f)		52,880	1,001

			3,400

ENERGY 0.2%

Axis Energy Services ‘A’ «(m)		422	6

Noble Corp. (f)(m)		17,389	432

Valaris Ltd. (f)		1,412	51

			489

INDUSTRIALS 1.8%

Neiman Marcus Group Ltd. LLC «(m)		32,851	4,807

Noble Corp.		1,690	42

Westmoreland Mining Holdings LLC «(m)		70	0

			4,849

MATERIALS 1.0%

Associated Materials Group, Inc. «(m)		397,884	2,777

Total Common Stocks (Cost $7,519)			11,515

WARRANTS 0.2%

INFORMATION TECHNOLOGY 0.2%

Windstream Holdings LLC - Exp. 09/21/2055 «		28,052	695

Total Warrants (Cost $129)			695

PREFERRED SECURITIES 8.0%

BANKING & FINANCE 8.0%

Capital Farm Credit ACA
5.000% due 03/15/2026 •(k)		1,300,000	1,326

Charles Schwab Corp.
4.000% due 12/01/2030 •(k)		100,000	101

		SHARES	MARKET VALUE (000S)

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(k)		1,000,000	$1,073

Nationwide Building Society
10.250% ~		36,440	9,439

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(k)		5,317,100	8,354

Wells Fargo & Co.
3.900% due 03/15/2026 •(k)		1,700,000	1,748

			22,041

INDUSTRIALS 0.0%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(k)		139,000	138

Total Preferred Securities (Cost $19,033)			22,179

REAL ESTATE INVESTMENT TRUSTS 0.8%

REAL ESTATE 0.8%

Uniti Group, Inc.		73,539	1,030

VICI Properties, Inc.		44,227	1,332

Total Real Estate Investment Trusts (Cost $1,133)			2,362

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.4%

REPURCHASE AGREEMENTS (n) 1.7%

			4,823

SHORT-TERM NOTES 1.1%

Federal Home Loan Bank
0.039% due 01/21/2022 (h)(i)		$3,000	3,000

ARGENTINA TREASURY BILLS 0.0%
31.816% due 02/28/2022 (h)(i)(j)	ARS	21,696	108

U.S. TREASURY BILLS 4.6%
0.042% due 01/04/2022 - 04/21/2022 (g)(h)(o)(r)		$12,598	12,597

Total Short-Term Instruments (Cost $20,541)			20,528

Total Investments in Securities (Cost $754,803)			745,282

Total Investments 269.4% (Cost $754,803)			$745,282

Financial Derivative Instruments (p)(q) (0.3)% (Cost or Premiums, net $667)			(769)

Other Assets and Liabilities, net (169.1)%			(467,854)

Net Assets 100.0%			$276,659

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	55

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$2,527	$2,777	1.00%
Axis Energy Services ‘A’	07/01/2021	6	6	0.00
Ferroglobe PLC 9.375% due 12/31/2025	11/05/2019 - 10/04/2021	1,350	1,448	0.52
Neiman Marcus Group Ltd. LLC	09/25/2020	1,058	4,807	1.74
Noble Corp.	02/05/2021 - 02/27/2021	219	432	0.16
Oracle Corp. 4.100% due 03/25/2061	06/17/2021 - 10/05/2021	1,112	1,045	0.38
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,600	3,437	1.24
Westmoreland Mining Holdings LLC	03/26/2019	0	0	0.00

		$8,872	$13,952	5.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.030%	12/31/2021	01/03/2022	$3,600	U.S. Treasury Notes 2.500% due 05/15/2024	$(3,674)	$3,600	$3,600
FICC	0.000	12/31/2021	01/03/2022	1,223	U.S. Treasury Notes 1.125% due 08/31/2028	(1,247)	1,223	1,223

Total Repurchase Agreements						$(4,921)	$4,823	$4,823

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	0.926%	12/07/2021	06/07/2022			$(1,540)	$(1,541)
BOM	0.520	10/13/2021	01/11/2022			(4,470)	(4,475)
BOS	0.120	12/13/2021	01/13/2022			(10,030)	(10,031)
BPS	(3.250)	08/19/2021	TBD	(3)	EUR	(563)	(635)
	(0.350)	10/27/2021	01/19/2022			(2,938)	(3,343)
	(0.350)	11/16/2021	02/11/2022			(970)	(1,104)
	(0.300)	11/15/2021	02/09/2022			(351)	(399)

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Borrowing Rate	Settlement Date	Maturity Date		Amount Borrowed		Payable for Reverse Repurchase Agreements
	0.190%	12/08/2021	01/10/2022			$(8,946)	$(8,947)
	0.260	12/06/2021	01/05/2022			(4,805)	(4,806)
	0.300	11/10/2021	01/12/2022			(8,558)	(8,562)
	0.300	11/15/2021	01/14/2022			(16,586)	(16,593)
	0.300	12/06/2021	01/06/2022			(1,690)	(1,691)
	0.350	07/20/2021	01/20/2022			(1,500)	(1,502)
	0.350	11/05/2021	TBD	(3)	GBP	(941)	(1,274)
	0.350	12/01/2021	01/05/2022			$(1,727)	(1,727)
	0.480	12/06/2021	01/06/2022			(3,031)	(3,032)
	0.490	08/27/2021	02/28/2022			(3,017)	(3,022)
	0.490	09/03/2021	03/03/2022			(1,165)	(1,167)
	0.500	07/09/2021	01/05/2022			(2,543)	(2,549)
	0.500	07/14/2021	01/12/2022			(1,173)	(1,176)
	0.500	07/20/2021	01/20/2022			(8,260)	(8,280)
	0.500	08/03/2021	02/03/2022			(474)	(475)
	0.500	10/20/2021	02/03/2022			(815)	(816)
	0.500	11/26/2021	02/03/2022			(1,882)	(1,883)
	0.500	12/01/2021	01/05/2022			(3,476)	(3,478)
	0.510	09/03/2021	03/03/2022			(378)	(379)
	0.520	09/23/2021	03/21/2022			(4,411)	(4,418)
	0.530	10/07/2021	05/12/2022			(744)	(745)
	0.530	11/22/2021	02/24/2022			(987)	(988)
	0.550	09/03/2021	03/03/2022			(844)	(845)
	0.570	11/22/2021	02/24/2022			(639)	(639)
	0.570	12/08/2021	01/10/2022			(12,516)	(12,522)
BRC	(0.320)	11/05/2021	TBD	(3)	EUR	(1,178)	(1,341)
	0.450	10/05/2021	01/06/2022			$(2,545)	(2,548)
	0.450	11/15/2021	02/09/2022		GBP	(2,528)	(3,424)
	0.500	07/19/2021	01/19/2022			$(1,209)	(1,211)
	0.500	07/26/2021	01/26/2022			(283)	(284)
	0.500	09/24/2021	03/21/2022			(1,553)	(1,555)
	0.550	12/27/2021	03/10/2022			(1,460)	(1,460)
CEW	(0.300)	11/15/2021	02/09/2022		EUR	(455)	(518)
	0.450	07/22/2021	01/21/2022			$(970)	(972)
	0.600	09/14/2021	03/14/2022			(2,378)	(2,382)
CIB	0.120	12/13/2021	01/13/2022			(6,319)	(6,320)
	0.140	11/15/2021	01/11/2022			(259)	(259)
	0.570	10/12/2021	01/13/2022			(1,541)	(1,543)
	0.570	10/13/2021	01/18/2022			(2,044)	(2,046)
	0.570	10/14/2021	01/13/2022			(3,961)	(3,966)
FBF	(2.500)	10/26/2021	TBD	(3)	EUR	(890)	(1,009)
	(0.500)	11/18/2021	TBD	(3)		$(976)	(975)
IND	0.300	08/16/2021	03/09/2022			(95)	(95)
	0.300	10/21/2021	03/09/2022			(1,291)	(1,292)
	0.400	12/21/2021	03/17/2022			(549)	(549)
JML	(0.450)	11/16/2021	TBD	(3)	EUR	(825)	(939)
	(0.400)	11/05/2021	TBD	(3)		(1,888)	(2,148)
	(0.350)	11/16/2021	02/11/2022			(482)	(549)
	0.400	10/08/2021	01/13/2022			$(1,975)	(1,976)
	0.400	12/15/2021	01/13/2022			(261)	(261)
NOM	0.080	10/27/2021	TBD	(3)		(1,799)	(1,800)
	0.250	11/08/2021	TBD	(3)		(166)	(166)
	0.250	12/23/2021	11/05/2023			(2,083)	(2,082)
RDR	0.270	10/01/2021	01/20/2022			(1,376)	(1,377)
	0.300	11/08/2021	02/08/2022			(1,573)	(1,574)
	0.300	11/22/2021	01/20/2022			(12,767)	(12,772)
SCX	0.340	11/15/2021	02/09/2022		GBP	(535)	(725)
SOG	0.240	11/16/2021	TBD	(3)		$(202)	(202)
	0.350	11/16/2021	TBD	(3)		(5,457)	(5,459)
	0.470	10/12/2021	01/13/2022			(682)	(682)
	0.500	08/20/2021	02/22/2022			(746)	(747)
	0.500	10/01/2021	04/01/2022			(6,643)	(6,652)
	0.550	10/26/2021	04/27/2022			(496)	(496)
TDM	0.220	08/03/2021	TBD	(3)		(329)	(329)
	0.220	08/04/2021	TBD	(3)		(497)	(497)
	0.220	08/18/2021	TBD	(3)		(3,147)	(3,150)
	0.220	09/01/2021	TBD	(3)		(964)	(965)
	0.220	09/30/2021	TBD	(3)		(107)	(107)
	0.250	09/14/2021	TBD	(3)		(214)	(214)
UBS	0.420	10/14/2021	01/14/2022			(1,639)	(1,641)
	0.430	11/04/2021	01/05/2022			(6,249)	(6,254)

Total Reverse Repurchase Agreements							$(200,557)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	57

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.0)%
Uniform Mortgage-Backed Security, TBA	2.000%	02/01/2037	$300	$(306)	$(307)
Uniform Mortgage-Backed Security, TBA	2.000	02/01/2052	1,950	(1,944)	(1,940)
Uniform Mortgage-Backed Security, TBA	2.500	01/01/2052	40,740	0	0
Uniform Mortgage-Backed Security, TBA	4.000	01/01/2052	5,000	0	0
Uniform Mortgage-Backed Security, TBA	4.000	03/01/2052	500	(532)	(531)

Total Short Sales (1.0)%				$(2,782)	$(2,778)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(1,541)	$0	$(1,541)	$2,200	$659
BOM	0	(4,475)	0	(4,475)	5,766	1,291
BOS	0	(10,031)	0	(10,031)	10,343	312
BPS	3,600	(96,997)	0	(93,397)	104,954	11,557
BRC	0	(11,823)	0	(11,823)	13,418	1,595
CEW	0	(3,872)	0	(3,872)	4,650	778
CIB	0	(14,134)	0	(14,134)	15,633	1,499
FBF	0	(1,984)	0	(1,984)	2,215	231
FICC	1,223	0	0	1,223	(1,247)	(24)
IND	0	(1,936)	0	(1,936)	2,112	176
JML	0	(5,873)	0	(5,873)	6,801	928
NOM	0	(4,048)	0	(4,048)	5,420	1,372
RDR	0	(15,723)	0	(15,723)	16,397	674
SCX	0	(725)	0	(725)	787	62
SOG	0	(14,238)	0	(14,238)	17,106	2,868
TDM	0	(5,262)	0	(5,262)	5,255	(7)
UBS	0	(7,895)	0	(7,895)	9,030	1,135

Total Borrowings and Other Financing Transactions	$4,823	$(200,557)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(84,194)	$(27,764)	$(29,386)	$(141,344)
Convertible Bonds & Notes	0	0	(549)	0	(549)
U.S. Government Agencies	0	(50,109)	0	0	(50,109)
Non-Agency Mortgage-Backed Securities	0	0	(2,382)	(1,541)	(3,923)
Sovereign Issues	0	(2,521)	(311)	(1,800)	(4,632)

Total Borrowings	$0	$(136,824)	$(31,006)	$(32,727)	$(200,557)

Payable for reverse repurchase agreements					$(200,557)

(o)	Securities with an aggregate market value of $224,992 and cash of $1,023 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(217,751) at a weighted average interest rate of 0.326%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2026	0.974%	$	2,300	$(42)	$45	$3	$0	$(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.481	EUR	3,500	(381)	308	(73)	5	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.612		300	(27)	18	(9)	0	0

							$(450)	$371	$(79)	$5	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
iTraxx Asia Ex-Japan 36 5-Year Index	1.000%	Quarterly	12/20/2026	$4,400	$17	$29	$46	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2052	GBP	3,500	$(61)	$164	$103	$0	$(89)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		2,600	(17)	91	74	0	(67)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	$	900	11	0	11	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	96,800	(34)	(135)	(169)	0	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		4,100	0	(6)	(6)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		4,200	0	(6)	(6)	0	0
Pay	1-Year BRL-CDI	7.655	Maturity	01/02/2024		79,200	0	(568)	(568)	0	(4)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	11,200	624	(262)	362	5	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		3,800	(534)	(211)	(745)	0	(13)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$	101,000	49	208	257	1	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		3,400	(76)	62	(14)	0	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		85,300	(4)	685	681	17	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		32,500	(1,241)	(328)	(1,569)	3	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		14,000	46	(189)	(143)	2	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		8,400	399	(622)	(223)	1	0
Receive(5)	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		3,200	0	4	4	0	(1)
Receive(5)	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		2,130	0	4	4	0	(1)
Receive(5)	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		3,500	0	(8)	(8)	0	(2)
Receive(5)	3-Month USD-LIBOR	1.420	Semi-Annual	02/24/2027		1,000	0	(1)	(1)	0	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		75,556	(4,247)	(207)	(4,454)	42	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		3,800	0	(11)	(11)	0	(3)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		11,363	0	10	10	0	(8)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		66,541	1,190	(1,025)	165	40	0
Receive(5)	3-Month USD-LIBOR	1.500	Semi-Annual	01/12/2029		2,365	0	(3)	(3)	0	(1)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		65,000	5,159	1,903	7,062	40	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		4,500	(68)	65	(3)	2	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		4,805	28	195	223	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		19,500	(299)	(41)	(340)	0	(12)
Receive(5)	3-Month USD-LIBOR	1.350	Semi-Annual	02/03/2032		95,700	(718)	2,867	2,149	0	(65)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		4,400	(32)	(268)	(300)	0	(20)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		4,100	(9)	(29)	(38)	0	(18)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		1,400	(5)	(48)	(53)	0	(6)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		17,500	36	2,390	2,426	0	(68)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		9,000	909	127	1,036	0	(35)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051		3,500	0	220	220	0	(16)
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	04/08/2051		14,600	0	(216)	(216)	70	0
Pay	3-Month ZAR-JIBAR	5.873	Quarterly	05/12/2026	ZAR	149,000	(3)	(76)	(79)	15	0
Pay	6-Month CZK-PRIBOR	1.800	Annual	05/17/2026	CZK	146,800	0	(519)	(519)	0	(23)
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024	EUR	15,100	2	(249)	(247)	3	0
Pay	6-Month HUF-BBR	2.121	Annual	05/17/2026	HUF	2,037,400	0	(577)	(577)	0	(20)
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	MXN	59,400	7	(90)	(83)	0	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		39,200	(1)	(55)	(56)	0	0

							$1,111	$3,245	$4,356	$241	$(474)

Total Swap Agreements							$678	$3,645	$4,323	$247	$(475)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	59

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$247	$247	$0	$0	$(475)	$(475)

Cash of $11,653 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2022	CZK	1,631		$76	$1	$0
	01/2022		$22,784	EUR	20,129	133	0
	02/2022	EUR	20,000		$22,652	0	(131)
	03/2022	MXN	2,567		123	0	(1)
	06/2022	PEN	705		169	0	(6)
	07/2022		$205	PEN	825	0	(1)

BPS	01/2022	CAD	682		$535	0	(4)
	01/2022	EUR	3,306		3,733	0	(31)
	01/2022	GBP	13,372		17,706	0	(393)
	01/2022		$328	EUR	290	2	0
	01/2022		478	GBP	360	9	0
	02/2022	HUF	44,282		$135	0	(1)
	05/2022	ZAR	673		43	1	0
	08/2022		668		42	1	0
	11/2022		961		60	2	0

BRC	11/2022		697		43	1	0

CBK	01/2022	BRL	4,474		802	0	(2)
	01/2022	EUR	1,111		1,260	0	(5)
	01/2022	PEN	3,716		911	0	(20)
	01/2022		$796	BRL	4,474	7	0
	01/2022		4,530	EUR	4,003	28	0
	01/2022		912	PEN	3,716	19	0
	03/2022	PEN	11,415		$2,756	0	(93)
	04/2022		562		140	0	0
	05/2022		$175	PEN	715	3	0
	08/2022	PEN	669		$165	0	0
	12/2022		$886	PEN	3,716	21	0

DUB	01/2022	CZK	5,966		$272	0	(1)
	02/2022	HUF	150,847		471	7	0

FBF	01/2022	BRL	4,474		786	0	(17)
	01/2022		$802	BRL	4,474	1	0
	02/2022		781		4,474	17	0

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	01/2022		$5,729	EUR	5,060	$32	$0
	01/2022		105	PEN	435	4	0
	02/2022	EUR	5,060		$5,732	0	(32)
	02/2022	HUF	42,434		130	0	0

HUS	01/2022	CAD	85		67	0	(1)
	01/2022	CZK	4,224		192	0	(1)
	01/2022		$380	GBP	285	6	0

RBC	01/2022	CAD	90		$70	0	(1)

RYL	01/2022		$641	GBP	486	17	0
	08/2022		114	ZAR	1,884	1	0

SCX	01/2022	EUR	23,000		$25,927	0	(258)
	02/2022	GBP	13,372		18,110	12	0
	11/2022	PEN	140		34	0	0

TOR	01/2022	MXN	740		36	0	0

Total Forward Foreign Currency Contracts						$325	$(999)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month USD-LIBOR	1.550%	Semi-Annual	01/20/2027	$14,200	$0	$40	$40	$0

GLM	Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027	14,000	(3)	41	38	0
	Pay	3-Month USD-LIBOR	1.650	Semi-Annual	02/24/2027	3,400	0	6	6	0
	Pay	3-Month USD-LIBOR	1.700	Semi-Annual	01/12/2029	8,600	(6)	39	33	0

MYC	Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027	8,500	(2)	18	16	0

Total Swap Agreements							$(11)	$144	$133	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$134	$0	$40	$174	$(139)	$0	$0	$(139)	$35	$0	$35
BPS	15	0	0	15	(429)	0	0	(429)	(414)	342	(72)
BRC	1	0	0	1	0	0	0	0	1	0	1
CBK	78	0	0	78	(120)	0	0	(120)	(42)	0	(42)
DUB	7	0	0	7	(1)	0	0	(1)	6	0	6
FBF	18	0	0	18	(17)	0	0	(17)	1	0	1
GLM	36	0	77	113	(32)	0	0	(32)	81	0	81
HUS	6	0	0	6	(2)	0	0	(2)	4	0	4
MYC	0	0	16	16	0	0	0	0	16	0	16
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RYL	18	0	0	18	0	0	0	0	18	0	18
SCX	12	0	0	12	(258)	0	0	(258)	(246)	0	(246)
TOR	0	0	0	0	0	0	0	0	0	(10)	(10)

Total Over the Counter	$325	$0	$133	$458	$(999)	$0	$0	$(999)

(r)

Securities with an aggregate market value of $342 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2021.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	61

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$241	$247

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$325	$0	$325
Swap Agreements	0	0	0	0	133	133

	$0	$0	$0	$325	$133	$458

	$0	$6	$0	$325	$374	$705

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$474	$475

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$999	$0	$999

	$0	$1	$0	$999	$474	$1,474

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$951	$951
Swap Agreements	0	40	0	0	(5,048)	(5,008)

	$0	$40	$0	$0	$(4,097)	$(4,057)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,472	$0	$3,472
Purchased Options	0	0	0	0	(1)	(1)
Swap Agreements	0	0	0	0	273	273

	$0	$0	$0	$3,472	$272	$3,744

	$0	$40	$0	$3,472	$(3,825)	$(313)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(458)	$(458)
Swap Agreements	0	195	0	0	2,821	3,016

	$0	$195	$0	$0	$2,363	$2,558

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,032)	$0	$(2,032)
Purchased Options	0	0	0	0	1	1
Swap Agreements	0	0	0	0	(66)	(66)

	$0	$0	$0	$(2,032)	$(65)	$(2,097)

	$0	$195	$0	$(2,032)	$2,298	$461

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$47,003	$11,772	$58,775
Corporate Bonds & Notes
Banking & Finance	0	40,686	3,437	44,123
Industrials	0	112,032	11,716	123,748
Utilities	0	25,032	0	25,032
Convertible Bonds & Notes
Banking & Finance	0	756	0	756
Municipal Bonds & Notes
California	0	2,136	0	2,136
Illinois	0	151	0	151
Puerto Rico	0	1,691	0	1,691
West Virginia	0	2,819	0	2,819
U.S. Government Agencies	0	329,698	0	329,698
Non-Agency Mortgage-Backed Securities	0	61,837	0	61,837
Asset-Backed Securities	0	13,743	5,071	18,814
Sovereign Issues	0	18,423	0	18,423
Common Stocks
Communication Services	2,399	0	1,001	3,400
Energy	483	0	6	489
Industrials	0	42	4,807	4,849
Materials	0	0	2,777	2,777
Warrants
Information Technology	0	0	695	695
Preferred Securities
Banking & Finance	0	22,041	0	22,041
Industrials	0	138	0	138
Real Estate Investment Trusts
Real Estate	2,362	0	0	2,362

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Short-Term Instruments
Repurchase Agreements	$0	$4,823	$0	$4,823
Short-Term Notes	0	3,000	0	3,000
Argentina Treasury Bills	0	108	0	108
U.S. Treasury Bills	0	12,597	0	12,597

Total Investments	$5,244	$698,756	$41,282	$745,282

Short Sales, at Value - Liabilities 21.
U.S. Government Agencies	$0	$(2,778)	$0	$(2,778)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	247	0	247
Over the counter	0	458	0	458

	$0	$705	$0	$705

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(475)	0	(475)
Over the counter	0	(999)	0	(999)

	$0	$(1,474)	$0	$(1,474)

Total Financial Derivative Instruments	$0	$(769)	$0	$(769)

Totals	$5,244	$695,209	$41,282	$741,735

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2021:

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,996	$9,072	$(159)	$2	$(73)	$(64)	$0	$(2)	$11,772	$(144)
Corporate Bonds & Notes
Banking & Finance	3,320	0	0	0	0	117	0	0	3,437	117
Industrials	0	7,256	(64)	0	0	(7)	4,531	0	11,716	(7)
Asset-Backed Securities	5,781	0	0	0	0	(710)	0	0	5,071	(710)
Common Stocks
Communication Services	1,282	0	0	0	0	(281)	0	0	1,001	(281)
Energy	0	6	0	0	0	0	0	0	6	0
Industrials	3,630	0	0	0	0	1,177	0	0	4,807	1,177
Materials(2)	2,817	0	0	0	0	(40)	0	0	2,777	(40)
Warrants
Information Technology	626	0	0	0	0	69	0	0	695	69

Totals	$20,452	$16,334	$(223)	$2	$(73)	$261	$4,531	$(2)	$41,282	$181

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	63

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)	December 31, 2021	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2021	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$8,578	Proxy Pricing	Base Price		99.610-100.000	99.726
	3,194	Third Party Vendor	Broker Quote		59.500-100.125	96.415
Corporate Bonds & Notes
Banking & Finance	3,437	Discounted Cash Flow	Discount Rate		4.560	—
Industrials	4,467	Reference Instrument	Weighted Average	BRL	50.472	—
	7,249	Proxy Pricing	Base Price		100.000	—
Asset-Backed Securities	5,071	Proxy Pricing	Base Price		7,069.430-38,911.497	20,115.465
Common Stocks
Communication Services	1,001	Other Valuation Techniques(3)	—		—	—
Energy	6	Other Valuation Techniques(3)	—		—	—
Industrials	4,807	Discounted Cash Flow	Discount Rate		10.750	—
Materials	2,777	Comparable Companies	EBITDA Multiple	X	9.900	—
Warrants
Information Technology	695	Comparable Companies	EBITDA Multiple	X	4.375	—

Total	$41,282

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 174.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 29.8%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$9,397	$9,755

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		6,000	6,005

Albion Financing 3 SARL
5.750% (LIBOR03M + 5.250%) due 08/17/2026 ~		1,700	1,707

AP Core Holdings II, LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		9,875	9,893

BWAY Holding Co.
3.354% (LIBOR03M + 3.250%) due 04/03/2024 ~		9,922	9,807

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~		7,622	7,592
3.604% (LIBOR03M + 3.500%) due 07/21/2025 ~		199	200

Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	22,734	25,806
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$8,469	8,395

Casino Guichard Perrachon S.A.
3.419% (EUR003M + 4.000%) due 08/31/2025 ~	EUR	3,200	3,636

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~		$11,749	11,795

Clear Channel Outdoor Holdings, Inc.
3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~		9,727	9,605

Cobham Ultra SeniorCo SARL
3.750% due 11/16/2028	EUR	1,400	1,585
4.250% due 11/16/2028		$2,400	2,403

Coty, Inc.
2.353% (LIBOR03M + 2.250%) due 04/07/2025 ~		32,506	32,085

Cromwell EREIT Lux Finco SARL
0.942% (EUR003M + 1.500%) due 11/21/2024 «~	EUR	2,000	2,243

Dei Sales, Inc.
5.604% (LIBOR03M + 5.500%) due 04/28/2028 «~		$4,839	4,839

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~		3,910	3,920

Emerald TopCo, Inc.
3.629% (LIBOR03M + 3.500%) due 07/24/2026 ~		693	691

Encina Private Credit LLC
TBD% (LIBOR03M + 3.716%) due 11/30/2025 «~µ		9,276	9,276

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		162,357	131,144

Excel Fitness Holdings, Inc.
6.250% (LIBOR03M + 5.250%) due 10/07/2025 ~		1,691	1,685

ExGen Texas Power LLC
7.750% (LIBOR03M + 6.750%) due 10/08/2026 «~		63,003	63,189

Fintrax International Holdings
5.250% (EUR003M + 5.250%) due 12/18/2026 ~	EUR	2,200	2,505

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 «~		$8,898	8,676

Forbes Energy Services LLC (7.000% PIK)
7.000% due 06/30/2022 «(d)		3,225	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Forest City Enterprises LP
3.601% (LIBOR03M + 3.500%) due 12/08/2025 ~		$84	$83

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		14,039	14,053

Gateway Casinos & Entertainment Ltd.
TBD% (LIBOR03M + 8.000%) due 10/15/2027 ~		90,421	90,478
8.750% due 10/22/2027 «	CAD	19,727	15,615

Gibson Brands, Inc.
5.750% (LIBOR03M + 5.000%) due 08/11/2028 «~		$3,400	3,374

GIP Blue Holding LP
5.000% (LIBOR03M + 4.500%) due 09/29/2028 «~		21,700	21,673

Grinding Media, Inc.
4.750% (LIBOR03M + 4.000%) due 10/12/2028 ~		1,895	1,896

II-VI, Inc.
TBD% (LIBOR03M + 2.750%) due 12/01/2028 ~		2,248	2,248

Instant Brands Holdings, Inc.
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~		4,198	4,030

Intelsat Jackson Holdings S.A.
4.250% due 12/01/2028 «		11,575	11,566
5.392% (LIBOR03M + 4.750%) due 10/13/2022 ~µ		13,841	13,893
8.000% (PRIME + 4.750%) due 11/27/2023 ~		1,920	1,922
8.750% (PRIME + 5.500%) due 01/02/2024 ~		34	34

KKR Apple Bidco, LLC
6.250% (LIBOR03M + 5.750%) due 09/21/2029 ~		1,225	1,244

Kronos Acquisition Holdings, Inc.
7.000% due 12/22/2026 «		8,300	8,217

Lealand Finance Company B.V.
3.104% (LIBOR03M + 3.000%) due 06/28/2024 «~		385	229

Lealand Finance Company B.V. (1.104% Cash and 3.000% PIK)
4.104% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		5,553	2,480

LifeMiles Ltd.
6.250% (LIBOR03M + 5.250%) due 08/30/2026 ~		17,847	17,819

Mattress Firm, Inc.
5.000% (LIBOR03M + 4.250%) due 09/25/2028 ~		1,900	1,890

Mavenir Systems, Inc.
5.250% (LIBOR03M + 4.750%) due 08/18/2028 ~		4,000	4,012

MPH Acquisition Holdings LLC
4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		10,000	9,803

Otterham Property Finance DAC
TBD% (EUR003M + 3.000%) due 09/03/2026 «~(l)	EUR	5,949	6,676

Preylock Reitman Santa Cruz LLC
TBD% - 6.500% (LIBOR03M + 5.500%) due 11/09/2022 «~(l)		$3,700	36,599

Project Anfora Senior
TBD% (EUR003M + 2.750%) due 10/01/2026 «~(l)	EUR	36,830	40,975

Project Quasar Pledgco SLU
TBD% (EUR003M + 3.250%) due 09/06/2025 «~(l)		33,438	31,978

Promotora de Informaciones S.A.
TBD% (EUR003M + 4.500%) due 11/30/2022 ~		45,722	50,737
TBD% due 11/30/2022		1,000	1,110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~		$2,454	$2,405
4.750% (LIBOR03M + 4.250%) due 02/12/2027 ~		1,496	1,496

Quantum Bidco Ltd.
6.000% due 01/29/2028 «	GBP	1,500	2,007
6.079% due 01/29/2028 «		15,000	20,075

Redstone Buyer LLC
8.500% (LIBOR03M + 7.750%) due 04/27/2029 ~		$2,000	1,860

RegionalCare Hospital Partners Holdings, Inc.
3.852% (LIBOR03M + 3.750%) due 11/16/2025 ~		260	260

Republic of Cote d’lvoire
5.000% (EUR003M + 5.000%) due 03/19/2027 «~	EUR	1,000	1,138

Rising Tide Holdings, Inc.
5.500% (LIBOR03M + 4.750%) due 06/01/2028 ~		$17,114	17,093

Royal Caribbean Cruises Ltd.
1.494% due 10/12/2022 µ		31,250	30,286

Sasol Ltd.
0.603% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		35,194	34,039

Scientific Games International, Inc.
2.854% (LIBOR03M + 2.750%) due 08/14/2024 ~		1,588	1,584

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		15,373	15,498
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		76,240	76,216

Sierra Hamilton LLC
TBD% due 09/12/2023 «		6	6

Sigma Bidco B.V.
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	690	764
3.750% (WIBOR03M + 3.500%) due 03/31/2025 ~	PLN	85,527	19,741

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		$1,400	1,484

Softbank Vision Fund
5.000% due 12/21/2025 «		39,100	39,112

Southwestern Energy Co.
3.000% due 06/22/2027		1,200	1,204

Spirit AeroSystems Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 01/15/2025 ~		2,479	2,486

Steenbok Lux Finco 2 SARL
TBD% due 12/31/2022	EUR	24,176	24,978

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 ~(d)		100,567	104,333

Steenbok Lux Finco 2 SARL (7.875% PIK)
7.875% (EUR003M) due 12/29/2022 ~(d)		13,800	15,809

Sunseeker International Ltd.
TBD% (LIBOR03M + 5.500%) due 10/31/2028 «~µ		$25,100	25,100

Sunshine Luxembourg VII SARL
4.500% (LIBOR03M + 3.750%) due 10/01/2026 ~		1	1

Surgery Center Holdings, Inc.
4.500% (LIBOR03M + 3.750%) due 08/31/2026 ~		794	795

Syniverse Holdings, Inc.
4.500% due 10/15/2028 «		129,530	128,944
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		105,375	104,782
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		18,877	18,775

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		73,612	70,694

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	65

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telemar Norte Leste S.A.
2.336% (LIBOR03M + 1.750%) due 02/26/2035 «~		$51,145	$20,202

TK Elevator Midco GmbH
3.625% (EUR003M + 3.625%) due 07/29/2027 ~	EUR	4,700	5,337

U.S. Foods, Inc.
2.841% due 11/17/2028		$1,400	1,401

U.S. Renal Care, Inc.
5.104% (LIBOR03M + 5.000%) due 06/26/2026 ~		2,494	2,432
6.500% (LIBOR03M + 5.500%) due 06/26/2026 ~		10,075	9,898

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		6,650	6,687

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		6,810	6,813

Veritas U.S., Inc.
6.000% (LIBOR03M + 5.000%) due 09/01/2025 ~		4,719	4,724

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~		3,791	3,786

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		20,589	6,177

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		14,386	14,457

Total Loan Participations and Assignments (Cost $1,626,704)			1,607,950

CORPORATE BONDS & NOTES 52.7%

BANKING & FINANCE 11.5%

ADLER Real Estate AG
1.875% due 04/27/2023	EUR	200	215
3.000% due 04/27/2026		200	210

Ally Financial, Inc.
8.000% due 11/01/2031 (n)		$478	658

Ambac Assurance Corp.
5.100% due 12/31/2099 (j)(n)		185	250

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (n)		4,700	4,554

Asteroid Private Merger Sub, Inc.
8.500% due 11/15/2029		5,100	5,353

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (n)	EUR	20,232	22,473
2.625% due 04/28/2025 (n)		27,530	31,442
3.625% due 09/24/2024 (n)		35,346	41,075
5.375% due 01/18/2028 •(n)		13,989	12,612
8.000% due 01/22/2030 •(n)		13,920	13,244
8.500% due 09/10/2030 •(n)		4,762	4,670
10.500% due 07/23/2029 (n)		17,716	19,246

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	6,500	1,594

Barclays PLC
6.125% due 12/15/2025 •(j)(k)(n)		$1,400	1,517
6.375% due 12/15/2025 •(j)(k)(n)	GBP	1,250	1,836
7.125% due 06/15/2025 •(j)(k)(n)		6,200	9,257
7.250% due 03/15/2023 •(j)(k)(n)		2,055	2,914
7.750% due 09/15/2023 •(j)(k)(n)		$4,800	5,163
7.875% due 09/15/2022 •(j)(k)(n)	GBP	1,970	2,782
8.000% due 06/15/2024 •(j)(k)(n)		$2,400	2,659

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027 (n)		400	368
4.450% due 08/17/2026 (n)		300	279
5.250% due 05/13/2026		200	190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Claveau Re Ltd.
17.278% (T-BILL 3MO + 17.250%) due 07/08/2028 ~(n)		$8,500	$8,540

Corestate Capital Holding S.A.
3.500% due 04/15/2023	EUR	200	201

Cosaint Re Pte Ltd.
9.273% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$600	618

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		200	171
3.125% due 10/22/2025		200	177
3.875% due 10/22/2030 (n)		800	698
4.800% due 08/06/2030		200	182
6.150% due 09/17/2025		1,000	977
8.000% due 01/27/2024		200	202

Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(n)		300	329

Credit Suisse Group AG
5.250% due 02/11/2027 •(j)(k)(n)		200	207
7.250% due 09/12/2025 •(j)(k)(n)		960	1,055
7.500% due 07/17/2023 •(j)(k)(n)		3,200	3,390

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025 (n)		75	75

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024 (n)		58	57

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (n)		13,400	13,405

FloodSmart Re Ltd.
13.028% (T-BILL 3MO + 13.000%) due 03/01/2024 ~(n)		6,084	6,160
16.778% (T-BILL 3MO + 16.750%) due 03/01/2024 ~(n)		1,737	1,750

Ford Motor Credit Co. LLC
2.330% due 11/25/2025 (n)	EUR	500	594
2.386% due 02/17/2026 (n)		600	716

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		$3,286	3,400

Huarong Finance Co. Ltd.
3.375% due 02/24/2030 (n)		800	771
3.625% due 09/30/2030 (n)		900	868
3.875% due 11/13/2029 (n)		1,200	1,173
4.250% due 11/07/2027		200	203
4.500% due 05/29/2029 (n)		1,300	1,323
4.750% due 04/27/2027 (n)		1,200	1,241
4.950% due 11/07/2047 (n)		800	773

Jefferson Capital Holdings LLC
6.000% due 08/15/2026 (n)		18,685	18,938

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (n)		7,100	7,465
4.500% due 09/01/2026 (n)		200	215
4.500% due 01/15/2028 (n)		300	325
5.750% due 02/01/2027 (n)		1,100	1,244

National Health Investors, Inc.
3.000% due 02/01/2031		200	193

Natwest Group PLC
6.000% due 12/29/2025 •(j)(k)(n)		2,800	3,071
8.000% due 08/10/2025 •(j)(k)(n)		10,802	12,555

Newmark Group, Inc.
6.125% due 11/15/2023 (n)		66	71

PennyMac Financial Services, Inc.
5.750% due 09/15/2031 (n)		1,482	1,499

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		36,300	47,984

PRA Group, Inc.
7.375% due 09/01/2025 (n)		4,300	4,573

Preferred Term Securities Ltd.
0.583% (US0003M + 0.380%) due 09/23/2035 ~		106	105

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (n)		600	602

Seazen Group Ltd.
4.450% due 07/13/2025		200	168
6.000% due 08/12/2024		200	170
6.150% due 04/15/2023		200	187

Sunac China Holdings Ltd.
7.000% due 07/09/2025 (n)		600	384

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tesco Property Finance PLC
6.052% due 10/13/2039 (n)	GBP	4,326	$7,542

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (h)(n)		$32,800	10,697

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (n)	GBP	1,106	1,670
7.395% due 03/28/2024		5,358	7,630

Uniti Group LP
6.000% due 01/15/2030 (n)		$51,751	49,875
6.500% due 02/15/2029 (n)		9,015	8,998
7.875% due 02/15/2025 (n)		76,481	79,919

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 (n)		122,450	114,645

XP, Inc.
3.250% due 07/01/2026 (n)		10,100	9,697

			624,239

INDUSTRIALS 33.1%

Air Canada
3.875% due 08/15/2026 (n)		3,800	3,881
4.625% due 08/15/2029	CAD	700	553

Air Canada Pass-Through Trust
5.250% due 10/01/2030 (n)		$874	954

Altice Financing S.A.
4.250% due 08/15/2029 (n)	EUR	3,695	4,126
5.750% due 08/15/2029 (n)		$19,867	19,698

Altice France S.A.
4.250% due 10/15/2029 (n)	EUR	2,100	2,382
5.500% due 10/15/2029 (n)		$5,100	5,032

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (n)		648	662
3.375% due 11/01/2028 (n)		68	67
3.700% due 04/01/2028 (n)		813	826

American Airlines, Inc.
5.500% due 04/20/2026 (n)		4,000	4,166
5.750% due 04/20/2029 (n)		300	321

Arches Buyer, Inc.
4.250% due 06/01/2028 (n)		5,000	5,006

Associated Materials LLC
9.000% due 09/01/2025 (n)		29,873	31,995

BCP Modular Services Finance PLC
6.125% due 11/30/2028 (n)	GBP	2,560	3,463

Boeing Co.
5.705% due 05/01/2040 (n)		$7,234	9,305
5.805% due 05/01/2050 (n)		6,065	8,228
5.930% due 05/01/2060 (n)		8,393	11,679

Bombardier, Inc.
7.125% due 06/15/2026 (n)		30,988	32,187
7.500% due 12/01/2024 (n)		17,648	18,410
7.500% due 03/15/2025 (n)		29,390	29,977
7.875% due 04/15/2027 (n)		23,201	24,090

British Airways Pass-Through Trust
4.250% due 05/15/2034 (n)		57	61

Buffalo Thunder Development Authority
0.000% due 11/15/2029 «(l)		2,483	2
11.000% due 12/09/2022 ^(e)		5,598	2,855

Carnival Corp.
4.000% due 08/01/2028 (n)		4,493	4,468
10.500% due 02/01/2026 (n)		200	229

CGG S.A.
7.750% due 04/01/2027 (n)	EUR	38,535	43,686
8.750% due 04/01/2027 (n)		$56,461	55,834

Charter Communications Operating LLC
3.950% due 06/30/2062 (n)		100	97

Cia de Minas Buenaventura SAA
5.500% due 07/23/2026 (n)		400	391

Community Health Systems, Inc.
6.625% due 02/15/2025 (n)		10,100	10,465
8.000% due 03/15/2026 (n)		4,179	4,398

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(d)(e)		570	159

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(e)		200	0

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coty, Inc.
3.875% due 04/15/2026 (n)	EUR	9,600	$11,186
4.000% due 04/15/2023 (n)		300	344
4.750% due 01/15/2029 (n)		$3,900	3,969
5.000% due 04/15/2026 (n)		8,100	8,355

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		1,931	2,392

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		5,488	6,467

Deluxe Corp.
8.000% due 06/01/2029 (n)		23,650	24,748

DIRECTV Holdings LLC
5.875% due 08/15/2027 (n)		1,800	1,845

DISH DBS Corp.
5.250% due 12/01/2026 (n)		13,540	13,779
5.750% due 12/01/2028 (n)		21,710	21,968

Dufry One BV
2.000% due 02/15/2027 (n)	EUR	6,156	6,523
2.500% due 10/15/2024		100	112
3.625% due 04/15/2026	CHF	3,000	3,287

Endure Digital, Inc.
6.000% due 02/15/2029 (n)		$8,500	7,917

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		24,896	14,343

Exela Intermediate LLC
11.500% due 07/15/2026		697	495

Fair Isaac Corp.
4.000% due 06/15/2028 (n)		4,800	4,942

Ferroglobe PLC
9.375% due 12/31/2025 (l)(n)		3,100	3,206

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		6,456	6,544
6.875% due 03/01/2026 (n)		3,270	3,401

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		33,556	34,561

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (n)		13,262	13,351

Full House Resorts, Inc.
8.250% due 02/15/2028 (n)		7,199	7,569

Garda World Security Corp.
6.000% due 06/01/2029 (n)		1,400	1,339

Gazprom PJSC Via Gaz Capital S.A.
7.288% due 08/16/2037 (n)		300	400
8.625% due 04/28/2034 (n)		1,081	1,529

Grifols Escrow Issuer S.A.
3.875% due 10/15/2028 (n)	EUR	8,000	9,164

Guara Norte SARL
5.198% due 06/15/2034 (n)		$10,027	9,866

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026 (n)		1,200	1,257

Hertz Corp.
5.000% due 12/01/2029 (n)		2,900	2,908

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027 (n)		600	616

II-VI, Inc.
5.000% due 12/15/2029 (n)		543	556

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		2,038	313

Intelsat Jackson Holdings S.A.
1.000% due 12/01/2029 «(c)		129,139	129,012
5.500% due 08/01/2023 ^(e)(n)		66,494	30,182
8.000% due 02/15/2024 (n)		1,763	1,793
8.500% due 10/15/2024 ^(e)(n)		73,169	33,612
9.750% due 07/15/2025 ^(e)(n)		44,018	20,255

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(e)(n)		11,040	97

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (d)(n)		1,900	1,924

Jaguar Land Rover Automotive PLC
4.500% due 01/15/2026 (n)	EUR	4,300	5,097
6.875% due 11/15/2026 (n)		2,400	3,104

Kleopatra Holdings S.C.A.
6.500% due 09/01/2026 (n)		200	210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Las Vegas Sands Corp.
3.200% due 08/08/2024 (n)		$100	$102

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025 (n)		100	104

Match Group Holdings LLC
3.625% due 10/01/2031 (n)		3,400	3,307

Mclaren Finance PLC
7.500% due 08/01/2026 (n)		4,750	4,813

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (n)		2,400	2,332
5.750% due 07/21/2028 (n)		37,128	37,385

MGM China Holdings Ltd.
4.750% due 02/01/2027 (n)		1,400	1,388
5.250% due 06/18/2025 (n)		1,400	1,391
5.375% due 05/15/2024 (n)		200	200
5.875% due 05/15/2026 (n)		1,500	1,505

Midas OpCo Holdings LLC
5.625% due 08/15/2029 (n)		900	923

Mohegan Gaming & Entertainment
8.000% due 02/01/2026 (n)		3,000	3,154

Molina Healthcare, Inc.
3.875% due 05/15/2032 (n)		2,000	2,016

MPH Acquisition Holdings LLC
5.500% due 09/01/2028 (n)		10,535	10,696

NCL Corp. Ltd.
10.250% due 02/01/2026 (n)		29,357	34,176
12.250% due 05/15/2024 (n)		4,241	5,030

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (n)		2,400	2,687

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		447	497

Norfolk Southern Corp.
4.100% due 05/15/2121		100	114

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2022 (h)(j)		5,220	50

Oi Movel S.A.
8.750% due 07/30/2026		7,421	7,662

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029 (n)	EUR	2,200	2,429

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028 (n)		$1,302	1,402
7.375% due 06/01/2025 (n)		785	829

Petroleos Mexicanos
5.950% due 01/28/2031 (n)		14,145	13,773
6.625% due 06/15/2035 (n)		13,250	12,753
6.700% due 02/16/2032 (n)		69,051	69,878
6.750% due 09/21/2047 (n)		25,820	22,966
6.950% due 01/28/2060 (n)		1,000	894
7.690% due 01/23/2050 (n)		18,477	17,867

Petrorio Luxembourg SARL
6.125% due 06/09/2026 (n)		12,785	12,839

Prosus NV
2.031% due 08/03/2032 (n)	EUR	500	565
3.832% due 02/08/2051 (n)		$25,600	23,938
4.027% due 08/03/2050 (n)		7,800	7,510

QVC, Inc.
5.950% due 03/15/2043 (n)		4,390	4,380

Rolls-Royce PLC
1.625% due 05/09/2028 (n)	EUR	1,300	1,417
3.375% due 06/18/2026 (n)	GBP	200	272
3.625% due 10/14/2025 (n)		$1,000	1,016
4.625% due 02/16/2026 (n)	EUR	1,800	2,275
5.750% due 10/15/2027 (n)	GBP	4,200	6,335
5.750% due 10/15/2027 (n)		$2,100	2,325

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (n)		500	529
10.875% due 06/01/2023 (n)		1,400	1,531
11.500% due 06/01/2025 (n)		1,650	1,850

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031 (n)	GBP	200	359

Sabre GLBL, Inc.
7.375% due 09/01/2025 (n)		$4,300	4,499

Sands China Ltd.
4.375% due 06/18/2030 (n)		400	409
5.400% due 08/08/2028 (n)		1,758	1,895

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Schenck Process Holding GmbH
6.875% due 06/15/2023 (n)	EUR	6,970	$7,960

Seagate HDD Cayman
4.091% due 06/01/2029 (n)		$2,700	2,799
4.125% due 01/15/2031 (n)		200	208

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025 (n)		100	107

Southwestern Energy Co.
4.750% due 02/01/2032 (n)		700	739

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (n)		13,764	13,873
4.600% due 06/15/2028 (n)		1,400	1,406

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029 (n)		330	341

Standard Industries, Inc.
4.375% due 07/15/2030		5,000	5,111

Strathcona Resources Ltd.
6.875% due 08/01/2026 (n)		3,530	3,473

Studio City Finance Ltd.
5.000% due 01/15/2029 (n)		2,000	1,794
6.000% due 07/15/2025 (n)		3,200	3,115
6.500% due 01/15/2028 (n)		3,000	2,884

Tasty Bondco S.A.
6.250% due 05/15/2026 (n)	EUR	1,200	1,268

Times Square Hotel Trust
8.528% due 08/01/2026 (n)		$2,675	2,849

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		17,121	19,389
5.750% due 09/30/2039 (n)		92,694	110,619

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		886	867

Transocean, Inc.
7.250% due 11/01/2025 (n)		764	589
7.500% due 01/15/2026 (n)		389	290
8.000% due 02/01/2027 (n)		884	637

Triumph Group, Inc.
6.250% due 09/15/2024 (n)		568	572

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (n)		21,168	21,507

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (n)		2,200	2,334

United Airlines Pass-Through Trust
3.500% due 09/01/2031 (n)		859	897

United Airlines, Inc.
4.375% due 04/15/2026 (n)		1,300	1,357
4.625% due 04/15/2029 (n)		600	620

United Group BV
4.875% due 07/01/2024 (n)	EUR	300	346

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		$2,497	2,525
9.500% due 05/01/2025 (n)		300	321

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)(n)		3,573	3,723
8.250% due 04/30/2028 (d)		59	61

Vale Overseas Ltd.
3.750% due 07/08/2030 (n)		300	311
6.875% due 11/21/2036 (n)		668	889
6.875% due 11/10/2039 (n)		269	362

Vale S.A.
2.762% due 12/29/2049 «~(j)	BRL	827,370	73,918

Veritas U.S., Inc.
7.500% due 09/01/2025 (n)		$21,985	22,783

Victors Merger Corp.
6.375% due 05/15/2029 (n)		10,100	9,508

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		47,633	53,975

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (n)		12,300	12,302

VOC Escrow Ltd.
5.000% due 02/15/2028 (n)		7,600	7,535

Windstream Escrow LLC
7.750% due 08/15/2028 (n)		66,630	70,760

Wolverine Escrow LLC
8.500% due 11/15/2024 (n)		90,499	84,032
9.000% due 11/15/2026 (n)		65,719	62,506

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	67

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Las Vegas LLC
5.250% due 05/15/2027 (n)		$15,100	$15,454
5.500% due 03/01/2025 (n)		7,400	7,632

Wynn Macau Ltd.
4.875% due 10/01/2024 (n)		600	565
5.125% due 12/15/2029 (n)		4,100	3,731
5.500% due 01/15/2026 (n)		2,000	1,882
5.500% due 10/01/2027 (n)		2,300	2,141
5.625% due 08/26/2028 (n)		7,700	7,142

Wynn Resorts Finance LLC
7.750% due 04/15/2025 (n)		300	315

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,701	2,989

			1,785,771

UTILITIES 8.1%

AT&T, Inc.
3.500% due 02/01/2061 (n)		2,300	2,269
3.850% due 06/01/2060 (n)		1,779	1,864

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)(n)		45,970	25,192

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023 (n)		53,680	55,249

FEL Energy SARL
5.750% due 12/01/2040 (n)		17,077	17,137

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (n)		200	204

Genesis Energy LP
6.500% due 10/01/2025 (n)		4,700	4,646
8.000% due 01/15/2027 (n)		4,300	4,436

NGD Holdings BV
6.750% due 12/31/2026 (n)		6,185	5,674

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)(n)		4,908	2,718

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		9,937	9,800

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		23,912	4,782

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (d)(n)		39,214	34,454

Pacific Gas & Electric Co.
3.450% due 07/01/2025 (n)		1,168	1,212
3.500% due 08/01/2050 (n)		1,200	1,115
3.750% due 08/15/2042 (n)		2,842	2,657
3.950% due 12/01/2047 (n)		700	676
4.000% due 12/01/2046		57	56
4.250% due 03/15/2046 (n)		2,332	2,334
4.300% due 03/15/2045 (n)		1,115	1,130
4.450% due 04/15/2042 (n)		5,473	5,575
4.500% due 07/01/2040 (n)		22,912	23,906
4.500% due 12/15/2041 (n)		1,802	1,802
4.550% due 07/01/2030 (n)		17,261	18,680
4.600% due 06/15/2043 (n)		1,221	1,261
4.750% due 02/15/2044 (n)		57,224	59,474
4.950% due 07/01/2050 (n)		23,854	26,040

Peru LNG SRL
5.375% due 03/22/2030 (n)		40,751	35,313

Petrobras Global Finance BV
6.250% due 12/14/2026 (n)	GBP	2,484	3,665
6.625% due 01/16/2034 (n)		11,917	17,863
6.750% due 06/03/2050 (n)		$23,373	24,487
6.850% due 06/05/2115 (n)		20,767	20,652

Rio Oil Finance Trust
8.200% due 04/06/2028 (n)		306	348
9.250% due 07/06/2024 (n)		12,978	13,976
9.750% due 01/06/2027 (n)		4,959	5,701

Southern California Edison Co.
4.875% due 03/01/2049		11	13

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)		1,040	1,006

			437,367

Total Corporate Bonds & Notes (Cost $2,878,115)			2,847,377

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 1.1%

BANKING & FINANCE 0.3%

CBL & Associates HoldCo LLC
7.000% due 11/15/2028		$234	$448

Corestate Capital Holding S.A.
1.375% due 11/28/2022 (n)	EUR	9,900	9,947

PennyMac Corp.
5.500% due 03/15/2026 (n)		$7,700	7,546

			17,941

INDUSTRIALS 0.8%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (d)		33,700	26,707

Vnet Group Inc
0.000% due 02/01/2026 (h)		21,000	16,905

			43,612

Total Convertible Bonds & Notes (Cost $69,043)			61,553

MUNICIPAL BONDS & NOTES 1.6%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		165	188

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		560	643

			831

PUERTO RICO 0.8%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		35,600	31,684

CPR Custodial Receipt, Puerto Rico Revenue Bonds, Series 2021
1.000% due 01/01/2045 ^(e)		13,000	12,545

			44,229

VIRGINIA 0.0%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		95	100

WEST VIRGINIA 0.8%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		355,485	39,614

Total Municipal Bonds & Notes (Cost $73,023)			84,774

U.S. GOVERNMENT AGENCIES 2.3%

Fannie Mae
1.017% due 08/25/2043 ~(a)		24,751	853
1.762% due 10/25/2060 ~(a)(n)		29,570	1,554
3.000% due 01/25/2042 (a)(n)		237	9
3.500% due 08/25/2032 - 06/25/2050 (a)(n)		22,491	3,335
4.000% due 06/25/2050 (a)(n)		13,362	2,039
4.500% due 04/25/2042 (a)(n)		922	104
5.000% due 01/25/2048 - 06/25/2050 (a)(n)		6,641	1,258
5.818% due 07/25/2041 •(a)(n)		2,602	406
5.853% due 07/25/2029 •(n)		9,180	10,089
5.898% due 08/25/2038 •(a)		450	65
5.948% due 08/25/2049 •(a)		234	40
5.948% due 07/25/2059 •(a)(n)		8,863	1,654
5.968% due 10/25/2040 •(a)(n)		3,163	358
6.048% due 02/25/2043 •(a)(n)		1,914	286
6.248% due 12/25/2037 •(a)		85	14
6.418% due 09/25/2037 •(a)(n)		436	72
6.498% due 03/25/2040 •(a)(n)		2,685	302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.538% due 12/25/2036 •(a)(n)		$1,738	$333
6.548% due 11/25/2036 •(a)		58	8
6.618% due 06/25/2037 •(a)		251	36
6.878% due 03/25/2038 •(a)(n)		1,051	192
6.898% due 02/25/2038 •(a)(n)		617	122
6.998% due 06/25/2023 •(a)(n)		201	8
8.862% due 10/25/2042 •(n)		1,436	1,529
12.146% due 01/25/2041 •(n)		4,736	6,023

Freddie Mac
0.000% due 02/25/2046 (b)(h)(n)		9,824	8,252
0.100% due 02/25/2046 (a)		9,826	3
0.700% due 11/25/2055 «~(a)(n)		268,391	20,949
2.010% due 11/25/2045 ~(a)(n)		75,137	7,972
3.000% due 06/25/2050 (a)(n)		13,405	1,942
3.500% due 07/25/2050 (a)(n)		29,267	5,299
4.000% due 03/15/2027 (a)		219	15
4.000% due 07/25/2050 (a)(n)		24,269	4,149
4.200% due 11/15/2048 •(a)(n)		55,006	4,420
4.500% due 06/25/2050 (a)(n)		3,030	406
5.000% due 05/25/2048 (a)(n)		9,752	1,318
5.253% due 10/25/2029 •(n)		8,600	9,381
5.840% due 04/15/2039 •(a)(n)		1,523	323
5.998% due 06/25/2050 •(a)(n)		1,478	238
6.040% due 01/15/2047 •(a)		347	65
6.048% due 05/25/2050 •(a)(n)		10,122	1,669
6.090% due 09/15/2042 •(a)(n)		773	116
6.190% due 05/15/2037 •(a)(n)		1,113	193
6.250% due 01/25/2051 •(a)(n)		10,658	2,348
6.300% due 05/15/2037 •(a)		104	15
6.360% due 07/15/2036 •(a)(n)		1,374	236
6.390% due 12/15/2034 •(a)		6	0
6.470% due 09/15/2036 •(a)(n)		454	83
6.490% due 05/15/2041 •(a)(n)		870	176
6.590% due 04/15/2036 •(a)(n)		392	52
7.670% due 09/15/2036 •(a)(n)		784	169
9.102% due 03/25/2029 •		6,859	7,369
10.603% due 10/25/2028 •		1,484	1,709
10.853% due 03/25/2025 •		6,170	6,320
14.252% due 09/15/2041 •(n)		602	832

Ginnie Mae
2.500% due 09/20/2036 (a)(n)		61,815	5,078
3.500% due 06/20/2042 (a)(n)		272	28
5.996% due 12/20/2048 •(a)(n)		4,365	668
6.016% due 08/20/2042 •(a)(n)		1,732	313
6.146% due 12/20/2040 •(a)(n)		1,429	150
6.593% due 08/16/2039 •(a)(n)		496	14

Total U.S. Government Agencies (Cost $124,915)			122,959

NON-AGENCY MORTGAGE-BACKED SECURITIES 34.4%

245 Park Avenue Trust
3.657% due 06/05/2037 ~(n)		2,500	2,410

280 Park Avenue Mortgage Trust
2.937% due 09/15/2034 •		2,500	2,476

Adjustable Rate Mortgage Trust
0.362% due 03/25/2036 •(n)		3,725	2,645
0.402% due 03/25/2037 •		961	1,076
3.305% due 03/25/2037 ~		1,756	1,698
5.130% due 11/25/2037 ^~		982	877

Alba PLC
0.358% due 12/15/2038 •(n)	GBP	5,932	7,564

American Home Mortgage Assets Trust
0.642% due 11/25/2035 •		$774	770
0.672% due 08/25/2037 ^•(n)		10,503	10,179

American Home Mortgage Investment Trust
0.642% due 03/25/2037 •		2,778	1,250
0.702% due 09/25/2045 •		3,336	3,089
1.002% due 02/25/2044 •(n)		9,739	9,397
6.600% due 01/25/2037 þ		4,709	1,486

Anthracite Ltd.
5.678% due 06/20/2041		2,149	129

ASG Resecuritization Trust
2.587% due 01/28/2037 ~(n)		10,610	9,036
6.000% due 06/28/2037 ~(n)		28,524	19,360

Ashford Hospitality Trust
3.210% due 04/15/2035 •(n)		6,800	6,577

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Austin Fairmont Hotel Trust
2.910% due 09/15/2032 •		$5,000	$4,858

Avon Finance PLC
0.000% due 09/20/2048 (b)(h)	GBP	28,441	33,574
0.000% due 09/20/2048 ~		10	39,754
3.048% due 09/20/2048 •		20,316	26,920
3.298% due 09/20/2048 •		8,126	10,556

BAMLL Commercial Mortgage Securities Trust
2.260% due 03/15/2037 •(n)		$7,579	7,293
2.360% due 03/15/2037 •(n)		6,728	6,384

Banc of America Alternative Loan Trust
0.462% due 06/25/2037 •		361	275
6.000% due 06/25/2037		129	127
6.000% due 06/25/2046		61	61
6.000% due 07/25/2046 ^		873	848
6.538% due 06/25/2037 ^•(a)		388	69

Banc of America Funding Corp.
0.426% due 05/26/2036 ~(n)		6,053	5,527

Banc of America Funding Trust
0.000% due 06/26/2035 ~(n)		2,448	2,359
0.000% due 11/26/2036 ~		27,634	8,012
0.512% due 08/25/2047 ^~		2,779	2,399
0.522% due 04/25/2037 ^•(n)		1,212	1,170
0.524% due 04/20/2047 ^•(n)		6,090	6,037
0.763% due 02/20/2035 •		4,300	4,447
2.001% due 12/20/2034 ~		525	356
2.105% due 12/20/2036 ~		36	37
2.649% due 04/20/2035 ^~		1,486	1,437
2.663% due 09/20/2046 ^~		1,128	1,120
2.680% due 01/25/2035 ~		147	153
2.981% due 03/20/2036 ^~		1,091	1,083
3.022% due 09/20/2047 ^~		197	175
3.063% due 10/20/2046 ^~		391	345
3.146% due 01/20/2047 ^~		101	99
3.245% due 09/20/2037 ~		442	352
5.188% due 08/26/2036 ~(n)		744	586
6.000% due 10/25/2037 ^(n)		3,991	3,169
6.619% due 07/26/2036 ~		9,574	4,238

Banc of America Mortgage Trust
2.122% due 10/20/2046 ^~		133	93
3.025% due 01/25/2036 ~		178	176
5.750% due 10/25/2036 ^		754	732
5.750% due 05/25/2037 ^		717	662
6.000% due 10/25/2036 ^		92	90

Bancorp Commercial Mortgage Trust
3.860% due 08/15/2032 •(n)		7,270	6,564

Barclays Commercial Mortgage Securities Trust
4.760% due 02/15/2033 •(n)		7,589	7,624

Bayview Commercial Asset Trust
0.322% due 03/25/2037 •		196	190

BCAP LLC Trust
0.333% due 02/26/2037 ~		10,784	9,795
0.452% due 05/26/2036 •		4,660	4,024
0.592% due 05/26/2035 •		6,488	5,864
0.784% due 02/26/2047 •(n)		13,603	11,817
1.903% due 07/26/2045 ~(n)		4,433	4,367
2.562% due 07/26/2035 ~		888	774
2.613% due 05/26/2037 ~(n)		1,879	1,885
2.706% due 11/26/2035 ~(n)		2,999	2,878
2.922% due 02/26/2036 ~		3,864	2,994
3.028% due 06/26/2036 ~		2,601	2,355
3.069% due 04/26/2037 ~(n)		7,331	6,572
3.098% due 07/26/2036 ~		474	448
3.144% due 03/26/2037 ~		913	799
3.255% due 03/27/2037 ~		5,801	5,109
5.500% due 12/26/2035 ~		11,362	8,572
6.000% due 06/26/2037 ~		2,257	2,251
6.000% due 08/26/2037 ~		2,449	2,476
6.000% due 10/26/2037 ~		2,243	2,058
7.936% due 01/26/2036 ~		18,119	6,406

Bear Stearns Adjustable Rate Mortgage Trust
2.106% due 09/25/2034 ~		42	40
2.166% due 09/25/2034 ~		18	17
2.811% due 10/25/2036 ^~		197	194
2.937% due 08/25/2047 ^~		190	178
3.222% due 02/25/2036 ^~		384	381
3.274% due 06/25/2047 ^~(n)		1,828	1,827

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
0.422% due 06/25/2046 ^•	$1,448	$1,418
0.442% due 08/25/2036 ^•(n)	17,580	16,471
0.502% due 02/25/2034 •(n)	3,087	3,016
0.602% due 01/25/2036 ^•	4,941	5,962
1.227% due 01/25/2035 •	982	1,057
1.227% due 03/25/2035 •	5,806	6,947
2.000% due 09/25/2034 ~	207	212
2.704% due 11/25/2035 ~	35	28
2.723% due 04/25/2035 ~	179	167
2.735% due 05/25/2035 ~	183	184
2.807% due 03/25/2036 ~	1,472	982
2.871% due 08/25/2046 ^~	2,856	2,255
2.881% due 04/25/2037 ~(n)	4,852	4,133
2.895% due 11/25/2035 ^~(n)	11,850	8,878
2.939% due 09/25/2035 ^~(n)	9,039	4,965
3.027% due 07/25/2036 ~(n)	57,811	38,461
3.158% due 12/25/2046 ^~	3,845	2,614
3.174% due 05/25/2036 ^~	406	395
3.241% due 11/25/2036 ^~	1,834	1,224
3.398% due 08/25/2036 ^~	307	194
4.057% due 07/25/2035 ^~	241	203

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	951	955

Beast Mortgage Trust
3.700% due 03/15/2036 •(n)	5,000	4,996

Beneria Cowen & Pritzer Collateral Funding Corp.
3.748% due 06/15/2038 •(n)	11,100	11,011

BX Commercial Mortgage Trust
2.347% due 10/15/2036 •(n)	1,010	982
3.030% due 05/15/2030 •	5,500	5,438
3.260% due 07/15/2034 •(n)	16,973	17,010

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	447	429

CD Mortgage Trust
5.688% due 10/15/2048 (n)	1,606	1,563

Chase Mortgage Finance Trust
2.795% due 01/25/2036 ^~(n)	4,351	4,027
2.965% due 03/25/2037 ^~(n)	1,222	1,235
6.000% due 03/25/2037 ^	561	382

Citigroup Commercial Mortgage Trust
5.512% due 12/10/2049 ~	10,805	4,862

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029	155	158

Citigroup Mortgage Loan Trust
2.125% due 08/25/2037 ~	1,876	1,179
2.219% due 03/25/2037 ^~(n)	2,153	1,915
2.425% due 03/25/2037 ^~	189	190
2.460% due 04/25/2037 ^~	447	402
2.490% due 03/25/2036 ^•	144	144
2.570% due 08/25/2034 ~(n)	6,115	6,048
2.751% due 07/25/2036 ^~	1,991	1,344
2.777% due 02/25/2036 ~	7,083	6,827
3.017% due 10/25/2035 ^~(n)	1,510	1,542
3.153% due 09/25/2037 ^~(n)	2,733	2,720
3.334% due 03/25/2037 ^~	792	797
5.500% due 12/25/2035	2,186	1,513
6.000% due 07/25/2036 (n)	4,614	3,346
6.500% due 09/25/2036	1,011	794

Citigroup Mortgage Loan Trust, Inc.
5.500% due 11/25/2035 ^	294	289

Colony Mortgage Capital Ltd.
3.527% due 11/15/2038 •(n)	14,200	13,903

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~	6,007	6,076

Commercial Mortgage Loan Trust
5.956% due 12/10/2049 ~(n)	6,904	1,196

Commercial Mortgage Trust
4.250% due 12/15/2038 •(n)	10,004	10,029
5.100% due 12/15/2038 •	5,000	5,012
6.012% due 07/10/2038 ~(n)	4,688	3,946
6.100% due 12/15/2038 •	3,360	3,368

Connecticut Avenue Securities Trust
2.800% due 12/25/2041 •	2,600	2,604
5.550% due 12/25/2041 •	1,200	1,209
6.050% due 10/25/2041 •	3,600	3,695

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Resecuritization Trust
7.000% due 01/25/2037 ^	$5,254	$1,658

Countrywide Alternative Loan Trust
0.294% due 03/20/2047 •	516	447
0.352% due 06/25/2037 •(n)	7,289	5,712
0.352% due 06/25/2037 ^•	641	565
0.452% due 05/25/2036 ^•	1,251	340
0.452% due 08/25/2036 ^•	901	443
0.462% due 05/25/2036 •(n)	9,893	9,638
0.482% due 09/25/2046 ^•(n)	6,787	6,462
0.522% due 08/25/2047 ^•	951	904
0.542% due 05/25/2047 •	6,023	3,722
0.562% due 03/25/2036 •(n)	9,616	9,882
0.622% due 07/25/2036 •	5,632	5,045
0.703% due 11/20/2035 •	117	113
0.782% due 09/25/2035 •	2,681	1,746
0.782% due 10/25/2046 ^•	111	83
0.801% due 12/25/2035 ~(a)	8,748	313
0.802% due 10/25/2035 ^•	562	394
0.932% due 11/25/2046 •	2,893	2,643
1.392% due 07/20/2035 ^•	7,249	6,228
1.562% due 11/25/2035 •(n)	9,648	9,517
1.714% due 12/25/2035 ~(a)	3,834	229
2.683% due 06/25/2037 ^~	101	91
2.825% due 05/25/2036 ~(n)	3,325	3,128
5.500% due 07/25/2035 ^	810	590
5.500% due 10/25/2035 ^	137	123
5.500% due 11/25/2035 ^	353	275
5.500% due 11/25/2035	1,595	1,253
5.500% due 12/25/2035 ^	789	557
5.500% due 01/25/2036 ^	76	76
5.500% due 02/25/2036 ^	983	768
5.500% due 02/25/2036	957	859
5.500% due 05/25/2036	3,134	3,032
5.500% due 05/25/2036 ^	1,017	984
5.500% due 04/25/2037 ^(n)	1,724	1,217
5.750% due 01/25/2036	149	110
5.750% due 05/25/2036 ^	157	94
5.750% due 01/25/2037 ^(n)	8,575	6,355
5.750% due 04/25/2037 ^(n)	1,217	1,210
6.000% due 03/25/2035 ^	299	196
6.000% due 11/25/2035 ^	325	90
6.000% due 04/25/2036	512	326
6.000% due 04/25/2036 ^	198	139
6.000% due 08/25/2036 ^	262	204
6.000% due 11/25/2036 ^	239	183
6.000% due 12/25/2036	158	95
6.000% due 01/25/2037 ^	1,725	1,606
6.000% due 02/25/2037 ^	2,259	1,239
6.000% due 03/25/2037 ^	11,347	6,554
6.000% due 04/25/2037 ^	9,595	5,907
6.000% due 09/25/2037 (n)	8,002	4,112
6.250% due 12/25/2036 ^•	558	360
6.500% due 09/25/2032 ^	154	154
6.500% due 06/25/2036 ^	334	241
6.500% due 11/25/2036	8,332	3,572
7.048% due 07/25/2036 •(a)	7,676	2,043
19.520% due 07/25/2035 •	73	82
38.389% due 05/25/2037 ^•	714	1,185

Countrywide Home Loan Mortgage Pass-Through Trust
0.702% due 03/25/2035 •	147	119
0.782% due 03/25/2036 •	565	364
1.972% due 03/25/2046 ^•(n)	28,315	19,702
2.484% due 11/25/2035 ^~	882	846
2.595% due 06/20/2035 ~	20	20
2.668% due 08/20/2035 ^~	37	37
2.675% due 09/20/2036 ~	2,815	2,687
2.716% due 11/20/2035 ~(n)	7,127	6,626
2.733% due 05/20/2036 ^~	1,098	922
3.008% due 08/25/2034 ^~	6	6
3.146% due 06/25/2047 ^~(n)	1,644	1,720
3.306% due 03/25/2037 ^~	757	693
3.434% due 09/25/2047 ^~	385	364
5.000% due 11/25/2035 ^	24	17
5.500% due 12/25/2034	61	63
5.500% due 08/25/2035 ^	33	23
5.500% due 11/25/2035 ^	29	21
6.000% due 07/25/2037 ^	160	112
6.000% due 08/25/2037 ^	1	1
6.000% due 08/25/2037	3,385	2,250

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	69

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Commercial Mortgage Trust
5.627% due 01/15/2049 ~(n)		$10,300	$12,317

Credit Suisse First Boston Mortgage Securities Corp.
5.100% due 08/15/2038 ~		958	769
6.000% due 01/25/2036 ^		250	200
7.500% due 05/25/2032 (n)		854	902

Credit Suisse Mortgage Capital Certificates
1.694% due 11/25/2037 •		8,244	7,979
1.694% due 11/27/2037 •		8,379	7,381
2.136% due 06/25/2036 ~		4,754	4,765
2.437% due 12/29/2037 ~		3,333	2,509
2.720% due 02/27/2047 ~		36,228	18,429
2.892% due 04/26/2035 ~		9,292	9,183
2.956% due 10/26/2036 ~		11,875	11,739
3.043% due 05/27/2036 ~(n)		2,922	2,294
3.092% due 09/26/2047 ~(n)		18,748	11,363
3.109% due 07/26/2037 ~(n)		6,498	6,023
3.174% due 05/26/2036 ~		5,438	4,657
3.281% due 04/28/2037 ~(n)		2,675	2,701
5.750% due 05/26/2037		14,481	12,317
7.000% due 08/26/2036		14,482	4,505
7.000% due 08/27/2036		3,052	1,719

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.702% due 07/25/2036 ^•		417	68
6.000% due 07/25/2036		1,939	1,373
6.396% due 04/25/2036 þ		5,539	3,815
6.500% due 05/25/2036 ^		2,882	1,463

Credit Suisse Mortgage Capital Trust
3.010% due 07/15/2038 •(n)		15,850	15,864
4.010% due 07/15/2038 •(n)		13,700	13,725
6.500% due 07/26/2036 ^		11,358	4,109

DBGS Mortgage Trust
3.260% due 10/15/2036 •(n)		26,404	26,378

DBUBS Mortgage Trust
4.652% due 11/10/2046 (n)		10,123	3,543

Debussy DTC PLC
8.250% due 07/12/2025	GBP	15,000	6,852

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.402% due 04/25/2037 •		$4,613	3,280

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.252% due 02/25/2047 •		360	261
5.500% due 12/25/2035 ^		414	412

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.250% due 07/25/2036 ^~		45	45

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		72	74

DOLP Trust
3.704% due 05/10/2041 ~		20,000	18,432

Downey Savings & Loan Association Mortgage Loan Trust
0.284% due 04/19/2047 ^•		221	257

Dssv SARL
3.000% due 10/15/2024 «•	EUR	11,764	13,246

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	6	5,688
0.255% due 03/13/2045 •	EUR	7,067	7,174
1.345% (BP0003M + 1.250%) due 06/13/2045 ~(n)	GBP	17,617	22,806
1.695% due 09/13/2045 •(n)		15,554	20,321
1.845% (BP0003M + 1.750%) due 06/13/2045 ~(n)		11,115	14,018
2.345% due 09/13/2045 •(n)		11,113	14,604
3.595% (BP0003M + 3.500%) due 06/13/2045 ~(n)		3,952	5,369
3.945% due 09/13/2045 •(n)		9,266	13,196

Extended Stay America Trust
3.810% due 07/15/2038 •(n)		$45,662	45,829

Finsbury Square PLC
5.549% due 06/16/2070 •	GBP	1,000	1,402

First Horizon Alternative Mortgage Securities Trust
2.279% due 08/25/2035 ^~		$443	69
2.442% due 05/25/2036 ^~		614	578
2.652% due 11/25/2036 ^~		547	444
2.695% due 02/25/2036 ~		39	33
6.250% due 11/25/2036 ^		62	32
6.998% due 11/25/2036 •(a)		819	220

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Mortgage Pass-Through Trust
2.830% due 05/25/2037 ^~		$2,660	$1,484
2.918% due 01/25/2037 ^~		273	211
3.289% due 07/25/2037 ^~		15	11
5.500% due 08/25/2037 ^		242	139

Freddie Mac
3.400% due 09/25/2041 •(n)		6,000	5,982
4.800% due 01/25/2051 •		2,300	2,340
4.850% due 10/25/2050 •(n)		2,500	2,653
6.300% due 09/25/2041 •		6,400	6,340
7.050% due 12/25/2041 •		500	508
7.550% due 10/25/2041 •		4,900	5,109

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •(n)	EUR	24,856	25,830

GMAC Mortgage Corp. Loan Trust
3.559% due 07/19/2035 ~		$25	25

GreenPoint Mortgage Funding Trust
0.282% due 01/25/2037 •		620	604
0.302% due 12/25/2046 ^•(n)		3,102	3,028

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(n)		39,357	38,586

GS Mortgage Securities Trust
0.731% due 08/10/2043 ~(a)		2,006	15

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 (b)(h)		163	162
0.000% due 07/25/2059 ~(a)		159,130	766
0.090% due 07/25/2059 ~(a)		144,025	430
3.807% due 07/25/2059 ~		20,073	19,147

GSC Capital Corp. Mortgage Trust
0.462% due 05/25/2036 ^•		1,530	1,497

GSR Mortgage Loan Trust
0.552% due 07/25/2037 ^•		242	55
2.434% due 11/25/2035 ~		132	90
2.660% due 12/25/2034 ~		10	11
2.873% due 01/25/2036 ^~		387	399
6.000% due 09/25/2034		261	276
6.500% due 08/25/2036 ^•		627	308

HarborView Mortgage Loan Trust
0.484% due 02/19/2046 •		889	819
0.524% due 11/19/2036 •		1,330	1,260
0.584% due 03/19/2036 ^•(n)		8,281	8,273
0.604% due 01/19/2036 •		5,098	3,543
0.664% due 06/19/2034 •		105	103
0.744% due 01/19/2035 •		136	126
1.079% due 06/20/2035 •(n)		5,411	5,368
1.454% due 06/20/2035 •		1,249	1,193
2.075% due 06/19/2045 ^•		1,005	572
3.255% due 08/19/2036 ^~		78	75

HomeBanc Mortgage Trust
0.602% due 03/25/2035 •		119	108
2.508% due 04/25/2037 ^~(n)		3,396	3,384

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		3,018	2,847

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •(n)	EUR	19,319	20,419

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •(n)		890	940

Impac CMB Trust
0.622% due 11/25/2035 ^•		$142	135
0.822% due 10/25/2034 •		93	91

Impac Secured Assets Trust
0.212% due 05/25/2037 ^•		3	3

IndyMac IMSC Mortgage Loan Trust
2.889% due 06/25/2037 ^~		3,156	2,534

IndyMac INDA Mortgage Loan Trust
2.825% due 03/25/2037 ~		20	19
2.979% due 12/25/2036 ^~		512	483

IndyMac INDX Mortgage Loan Trust
0.312% due 11/25/2036 •		129	131
0.352% due 02/25/2037 •(n)		2,530	2,012
0.502% due 11/25/2046 •(n)		3,974	4,009
0.562% due 04/25/2035 •		52	49
0.702% due 07/25/2036 •		375	298
0.902% due 08/25/2034 •		133	127
0.962% due 09/25/2034 •		226	217
2.639% due 06/25/2037 ^~		164	154

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.811% due 11/25/2035 ^~(n)		$2,681	$2,635
2.975% due 06/25/2036 ~		704	708
2.979% due 05/25/2037 ^~		2,005	1,887
3.059% due 11/25/2036 ^~		651	646
3.100% due 02/25/2035 ~		222	221

J.P. Morgan Chase Commercial Mortgage Securities Trust
3.625% due 11/15/2038 •		11,300	11,229
5.370% due 11/15/2038 •		19,700	19,708

Jackson Park Trust
3.242% due 10/14/2039 ~		3,900	3,574

Jefferies Resecuritization Trust
6.000% due 12/26/2036 ~		3,587	1,454

JP Morgan Alternative Loan Trust
0.502% due 06/25/2037 •(n)		24,286	12,097
0.593% due 06/27/2037 •		5,977	4,637
2.559% due 11/25/2036 ^~(n)		186	184
2.695% due 05/25/2036 ^~		656	481
5.500% due 11/25/2036 ^~		8	5
6.000% due 12/25/2035 ^		646	575
6.460% due 12/25/2036 ^þ		3,725	3,724
9.574% due 06/27/2037 ~		13,381	8,086

JP Morgan Chase Commercial Mortgage Securities Trust
0.863% due 06/15/2045 ~(a)		14,289	34
1.610% due 12/15/2036 •(n)		2,500	2,434
6.372% due 06/12/2041 ~(n)		8,084	7,869

JP Morgan Mortgage Trust
2.538% due 10/25/2036 ~		412	339
2.622% due 07/25/2035 ~		30	30
3.037% due 05/25/2036 ^~		232	209
3.226% due 10/25/2036 ^~		16	14
3.231% due 06/25/2037 ^~(n)		2,080	1,860
6.000% due 08/25/2037 ^		366	259

JP Morgan Resecuritization Trust
2.282% due 03/21/2037 ~		892	849
6.000% due 09/26/2036 ~		1,438	1,216
6.500% due 04/26/2036 ~		4,201	1,963

Lansdowne Mortgage Securities PLC
0.000% due 06/15/2045 •	EUR	800	737
0.000% due 09/16/2048 •(n)		7,744	8,127

Lavender Trust
6.000% due 11/26/2036 (n)		$7,951	8,028
6.250% due 10/26/2036 (n)		3,779	2,624

LB-UBS Commercial Mortgage Trust
0.157% due 02/15/2040 ~(a)		3,344	0

Lehman Mortgage Trust
5.937% due 04/25/2036 ^~		206	172
6.000% due 08/25/2036 ^		564	555
6.000% due 09/25/2036 ^		431	351
6.000% due 05/25/2037 ^		259	277
6.000% due 01/25/2038 ^		599	587
6.500% due 09/25/2037 ^		3,164	1,573
7.250% due 09/25/2037 ^(n)		31,191	12,252

Lehman XS Trust
0.662% due 07/25/2037 •(n)		22,485	16,937
1.002% due 08/25/2047 ^•		285	262
1.102% due 07/25/2047 •		3,420	3,096

LoanCore Issuer Ltd.
3.214% due 07/15/2035 •(n)		2,705	2,700

LUXE Commercial Mortgage Trust
3.360% due 10/15/2038 •(n)		5,211	5,218

MASTR Adjustable Rate Mortgages Trust
0.502% due 05/25/2047 •(n)		11,914	14,712
0.782% due 05/25/2047 ^•		4,133	5,184
0.822% due 01/25/2047 ^•		184	413
2.932% due 10/25/2034 ~		331	334

MASTR Alternative Loan Trust
0.452% due 03/25/2036 •		20,060	1,404
0.502% due 03/25/2036 ^•		26,515	1,906

Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^(n)		2,606	2,513

Merrill Lynch Mortgage Investors Trust
2.704% due 05/25/2036 ~		2,795	2,811
2.711% due 03/25/2036 ^~		7,450	4,731

MFA Trust
4.039% due 04/25/2065 ~(n)		14,456	14,572

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
3.744% due 12/15/2036 •(n)		$18,590	$18,579
4.305% due 12/15/2023 •		18,000	17,934
5.204% due 12/15/2023 •		19,500	19,404

Morgan Stanley Mortgage Loan Trust
0.412% due 01/25/2035 •		376	414
0.442% due 05/25/2036 •		152	44
2.332% due 07/25/2035 ^~		716	670
2.552% due 01/25/2035 ^~		197	179
3.318% due 05/25/2036 ^~		1,958	1,277
5.750% due 12/25/2035 ^		204	186
5.962% due 06/25/2036 ^~		1,886	780
6.000% due 08/25/2037 ^		146	84

Morgan Stanley Re-REMIC Trust
0.648% due 02/26/2037 •		2,605	2,520
1.109% due 03/26/2037 þ(n)		1,607	1,643
2.622% due 07/26/2035 ~(n)		9,213	9,305
2.669% due 09/26/2035 ~(n)		1,206	1,290
6.000% due 04/26/2036 (n)		7,969	8,480

Morgan Stanley Resecuritization Trust
2.652% due 06/26/2035 ~		10,864	8,531

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		5,251	5,223

Mortgage Funding PLC
3.295% due 03/13/2046 •(n)	GBP	1,000	1,374

Natixis Commercial Mortgage Securities Trust
3.110% due 11/15/2034 •(n)		$8,574	8,504
4.110% due 11/15/2034 •(n)		3,718	3,647

New York Mortgage Trust
3.558% due 08/25/2061 þ		1,000	989

Newgate Funding PLC
0.647% due 12/15/2050 •(n)	EUR	1,335	1,479
0.897% due 12/15/2050 •(n)		2,548	2,772

Nomura Resecuritization Trust
4.989% due 09/26/2035 ~		$3,968	3,865

NovaStar Mortgage Funding Trust
0.430% due 09/25/2046 •		209	206

PMT Credit Risk Transfer Trust
3.002% due 02/27/2024 •(n)		6,042	6,130

PRET LLC
3.967% due 09/25/2051 þ		3,900	3,810

Prime Mortgage Trust
0.452% due 06/25/2036 ^•		1,971	1,327
7.000% due 07/25/2034		60	57

RBSSP Resecuritization Trust
2.048% due 07/26/2045 ~(n)		15,621	15,609
2.796% due 05/26/2037 ~		3,209	2,395
3.170% due 09/26/2035 ~		4,142	2,786
5.834% due 06/26/2037 ~		520	490
6.000% due 03/26/2036 ^~		3,848	2,767

Regal Trust
1.738% due 09/29/2031 •		1	1

Residential Accredit Loans, Inc. Trust
0.292% due 05/25/2037 •(n)		8,868	8,576
0.402% due 02/25/2037 •		391	399
0.462% due 07/25/2036 ^•		7,608	3,955
0.522% due 06/25/2037 •		844	834
1.082% due 01/25/2046 ^•		3,423	3,195
5.332% due 01/25/2036 ~		145	138
5.500% due 04/25/2037		54	52
6.000% due 08/25/2035 ^		819	804
6.000% due 12/25/2035 ^		1,700	1,708
6.000% due 06/25/2036		180	178
6.000% due 09/25/2036 ^		3,465	2,132
6.000% due 11/25/2036 ^		1,759	1,726
6.000% due 01/25/2037 ^		270	263
6.250% due 02/25/2037 ^(n)		2,691	2,625
6.500% due 09/25/2037 ^		992	977
7.000% due 10/25/2037 (n)		5,463	5,261

Residential Asset Mortgage Products Trust
8.000% due 05/25/2032		503	400

Residential Asset Securitization Trust
5.500% due 07/25/2035		623	492
6.000% due 02/25/2037 ^		173	110
6.000% due 03/25/2037 ^		2,808	1,463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/25/2037 ^		$6,339	$3,589
6.250% due 08/25/2037 ^		4,089	1,546

Residential Funding Mortgage Securities, Inc. Trust
4.751% due 07/27/2037 ^~		136	116
5.188% due 08/25/2036 ^~		189	148
5.850% due 11/25/2035 ^		70	66
6.000% due 04/25/2037 ^		507	490
6.000% due 06/25/2037 ^		197	194

RiverView HECM Trust
0.780% due 05/25/2047 •(n)		13,366	12,617

Seasoned Credit Risk Transfer Trust
4.250% due 11/25/2059 ~		2,400	2,456
4.250% due 09/25/2060		1,500	1,533
4.250% due 03/25/2061 ~		700	712
5.440% due 11/25/2059 ~		6,813	4,199
7.858% due 03/25/2061 ~		500	378
8.787% due 11/25/2060 ~		1,200	1,141
14.422% due 09/25/2060 ~		1,600	1,527

Sequoia Mortgage Trust
0.752% due 02/20/2034 •		221	204
0.844% due 07/20/2036 •		160	4
1.304% due 10/20/2027 •		468	453
1.648% due 09/20/2032 ~		257	260
2.978% due 01/20/2038 ^~		115	105

SG Commercial Mortgage Securities Trust
4.509% due 02/15/2041 ~(n)		9,000	9,192

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~		500	480

Starwood Mortgage Trust
3.110% due 04/15/2034 •(n)		9,724	9,738
4.110% due 04/15/2034 •(n)		6,612	6,622

Structured Adjustable Rate Mortgage Loan Trust
2.911% due 01/25/2036 ^~		684	501
2.994% due 02/25/2037 ^~(n)		7,051	5,891
3.083% due 04/25/2047 ~		1,312	828
3.200% due 08/25/2036 ~		2,431	857

Structured Asset Mortgage Investments Trust
0.442% due 03/25/2037 ^•		1,008	325
0.482% due 07/25/2046 ^•(n)		9,993	8,520
0.522% due 05/25/2036 •		1,518	1,342
0.522% due 08/25/2036 ^•		1,281	1,249
0.562% due 05/25/2045 •		78	76
2.799% due 02/25/2036 ~		3,290	2,088

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.684% due 01/25/2034 ~		98	100

SunTrust Adjustable Rate Mortgage Loan Trust
2.149% due 02/25/2037 ^~(n)		1,808	1,706

SunTrust Alternative Loan Trust
7.048% due 04/25/2036 ^•(a)		4,088	1,132

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		222	126
6.500% due 07/25/2036 (n)		18,260	6,312

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 10/28/2050 •	EUR	8,942	5,949
0.000% due 12/28/2050 •		3,374	3,453

Tharaldson Hotel Portfolio Trust
3.584% due 11/11/2034 •		$2,530	2,473

VNDO Mortgage Trust
3.903% due 01/10/2035 ~		4,814	4,614

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~		342	339

WaMu Mortgage Pass-Through Certificates Trust
0.642% due 07/25/2045 •		138	136
0.832% due 06/25/2047 ^•		1,876	1,554
0.892% due 07/25/2047 •(n)		13,538	12,246
0.943% due 06/25/2044 •		112	111
0.962% due 10/25/2046 ^•		252	242
1.475% due 07/25/2047 ^•		474	448
1.725% due 07/25/2046 •		3,121	3,068
2.353% due 03/25/2033 ~		36	36
2.419% due 11/25/2036 ^~		137	135
2.814% due 06/25/2037 ^~		774	758
2.832% due 03/25/2037 ^~		270	250
2.873% due 08/25/2036 ^~(n)		1,221	1,179
2.973% due 07/25/2037 ^~		603	616
3.008% due 07/25/2037 ^~		1,239	1,019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.051% due 02/25/2037 ^~		$236	$234
3.256% due 03/25/2037 ^~(n)		1,920	1,932

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (h)	GBP	0	698
2.698% due 12/21/2049 •		646	878
3.198% due 12/21/2049 •		646	875

Washington Mutual Mortgage Pass-Through Certificates Trust
0.342% due 01/25/2047 ^•(n)		$8,807	9,052
0.702% due 07/25/2036 ^•		3,935	2,688
0.932% due 10/25/2046 ^•		295	270
1.052% due 06/25/2046 •(n)		6,307	4,068
3.725% due 06/25/2033 ~		67	69
5.750% due 11/25/2035 ^		994	1,028
6.000% due 04/25/2037 ^		1,636	1,608
6.467% due 05/25/2036 ^þ		4,262	4,215

Wells Fargo Alternative Loan Trust
2.598% due 07/25/2037 ^~		2,012	1,860
5.750% due 07/25/2037 ^		224	227

Wells Fargo Mortgage Loan Trust
2.770% due 03/27/2037 ~(n)		3,861	2,977
2.793% due 04/27/2036 ~(n)		4,681	4,515

Wells Fargo Mortgage-Backed Securities Trust
2.514% due 09/25/2036 ^~		6	6
2.539% due 10/25/2036 ^~		6	6
6.000% due 06/25/2037 ^		78	77

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(n)		5,000	4,758

Total Non-Agency Mortgage-Backed Securities (Cost $1,752,741)			1,861,202

ASSET-BACKED SECURITIES 30.5%

510 Loan Acquisition Trust
5.107% due 09/25/2060 þ(n)		18,914	19,137

Acacia CDO Ltd.
0.994% due 11/08/2039 •		9,100	3,482

ACE Securities Corp. Home Equity Loan Trust
0.212% due 12/25/2036 •(n)		22,553	8,012
1.062% due 08/25/2035 •		4,970	3,625
1.197% due 07/25/2035 ^•(n)		17,938	17,202

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,187

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.202% due 09/25/2034 •		$740	771

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ(n)		2,166	1,889

Alkali Europe SARL
3.800% due 07/15/2022 «•	EUR	4,337	4,923

American Money Management Corp. CLO Ltd.
6.187% due 04/14/2029 •		$6,100	6,043

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.827% due 05/25/2034 •		154	155
2.052% due 09/25/2032 •(n)		1,148	1,198
2.952% due 08/25/2032 •		413	415

Argent Securities Trust
0.252% due 09/25/2036 •(n)		8,084	3,529
0.302% due 06/25/2036 •		1,865	704
0.342% due 04/25/2036 •		1,081	467
0.402% due 06/25/2036 •		3,913	1,496
0.482% due 03/25/2036 •(n)		11,059	7,798

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.792% due 11/25/2035 •(n)		5,851	5,649
0.862% due 02/25/2036 •(n)		24,138	22,399

Asset-Backed Funding Certificates Trust
0.252% due 10/25/2036 •		2,703	2,680
0.662% due 10/25/2033 •		167	162
1.152% due 03/25/2034 ^•		582	576

Banco Bilbao Vizcaya Argentaria
0.062% due 03/22/2046 •	EUR	628	445

Bear Stearns Asset-Backed Securities Trust
0.242% due 12/25/2036 •(n)		$11,518	15,034
0.500% due 09/25/2034 •		267	260

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	71

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.602% due 10/27/2032 •		$12	$14
1.977% due 12/25/2034 •(n)		18,650	18,663
2.691% due 07/25/2036 ~		202	203
2.742% due 10/25/2036 ~		246	240
2.743% due 10/25/2036 ~(n)		2,778	1,830
6.000% due 12/25/2035 ^		401	325

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	807

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		10,100	11,137

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	1,374

Carrington Mortgage Loan Trust
0.182% due 03/25/2035 •		704	651
0.522% due 12/26/2036 •(n)		13,201	11,990

Cavendish Square Funding PLC
1.285% due 02/11/2055 •	EUR	2,605	2,958

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$3,390	1,407

Citigroup Mortgage Loan Trust
0.252% due 12/25/2036 •		19,074	9,719
0.262% due 12/25/2036 •(n)		13,249	8,878
0.302% due 05/25/2037 •		503	421
0.322% due 12/25/2036 •(n)		13,975	7,213
0.423% due 09/25/2036 •(n)		12,588	10,847
0.802% due 11/25/2046 •		4,267	4,118
4.818% due 03/25/2036 ^þ		1,572	941
6.352% due 05/25/2036 ^þ		403	197
6.851% due 05/25/2036 ^þ		2,341	1,146

Conseco Finance Corp.
6.530% due 02/01/2031 ~		628	599
7.060% due 02/01/2031 ~		2,732	2,656
7.500% due 03/01/2030 ~		6,697	3,565

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		448	470
7.960% due 05/01/2031		1,488	579
8.060% due 09/01/2029 ~		2,914	855
8.260% due 12/01/2030 ~		4,649	1,672
8.850% due 12/01/2030 ~		5,630	1,632
9.163% due 03/01/2033 ~		9,592	9,108
9.546% due 12/01/2033 ~		6,480	6,780

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,301	2,035

Coronado CDO Ltd.
1.680% due 09/04/2038 •		$26,148	13,931
6.000% due 09/04/2038		4,143	3,064

Countrywide Asset-Backed Certificates
0.302% due 06/25/2037 ^•(n)		21,588	23,082
0.332% due 04/25/2047 •(n)		5,000	4,816
0.362% due 12/25/2036 ^•(n)		9,674	9,657
0.362% due 01/25/2046 ^•(n)		35,501	33,125
0.382% due 03/25/2037 •(n)		13,760	14,181
0.422% due 05/25/2036 •(n)		2,296	2,551
0.582% due 03/25/2036 •(n)		18,938	18,880
0.582% due 04/25/2036 ^•		447	418
0.652% due 05/25/2047 ^•		1,944	1,729
0.687% due 04/25/2036 •(n)		8,762	8,162
0.782% due 12/25/2036 ^•		325	277
0.837% due 04/25/2036 •(n)		15,850	14,291
1.002% due 03/25/2047 ^•		1,173	1,049
4.132% due 02/25/2036 ~		6	6
4.447% due 10/25/2046 ^~		2	4
4.628% due 10/25/2032 ^~(n)		8,888	8,812

Countrywide Asset-Backed Certificates Trust
0.342% due 03/25/2047 ^•(n)		7,655	7,202
2.127% due 11/25/2035 •		3,106	2,081
5.859% due 10/25/2046 ^~		1,004	1,028

Credit Suisse First Boston Mortgage Securities Corp.
1.152% due 02/25/2031 •		610	607

Credit-Based Asset Servicing & Securitization CBO Corp.
0.430% due 09/06/2041 •		98,839	2,824

Credit-Based Asset Servicing & Securitization LLC
6.250% due 10/25/2036 þ(n)		1,388	1,397

CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^		2,448	2,146

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
6.000% due 10/25/2021 ^		$68	$68

Diamond Infrastructure Funding LLC
3.475% due 04/15/2049		1,000	981

Duke Funding Ltd.
0.624% due 04/08/2039 •		7,626	936

ECAF Ltd.
3.473% due 06/15/2040		1,367	1,316
4.947% due 06/15/2040		8,835	8,120

EMC Mortgage Loan Trust
3.477% due 04/25/2042 •		2,095	2,094

Encore Credit Receivables Trust
0.792% due 07/25/2035 •		421	420

Euromax ABS PLC
0.000% due 11/10/2095 •	EUR	9,565	10,105

FAB UK Ltd.
0.000% due 12/06/2045 ~	GBP	13,222	5,718

FBR Securitization Trust
0.782% due 10/25/2035 •		$22	22

Fieldstone Mortgage Investment Trust
0.432% due 07/25/2036 •		4,770	3,037

First Franklin Mortgage Loan Trust
0.672% due 02/25/2036 •		5,500	5,301
1.047% due 09/25/2035 •		5,830	5,591
1.077% due 05/25/2036 •		13,619	12,987

Flagship Credit Auto Trust
0.000% due 12/15/2027 «(h)		9	2,238

FREED ABS Trust
0.000% due 09/20/2027 «(h)		10	3,684

Fremont Home Loan Trust
0.252% due 01/25/2037 •		3,158	1,812
0.582% due 02/25/2037 •		1,226	624

Glacier Funding CDO Ltd.
0.415% due 08/04/2035 •		31,902	5,492

GMAC Mortgage Corp. Home Equity Loan Trust
6.749% due 12/25/2037 þ		1,134	1,185

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		6,318	5,546

GSAMP Trust
0.162% due 01/25/2037 •		2,954	2,148
0.192% due 01/25/2037 •		881	644
0.242% due 12/25/2036 •		896	601
0.302% due 11/25/2036 •		3,781	2,321
0.352% due 12/25/2036 •		4,185	2,742
0.422% due 04/25/2036 •		503	394
0.642% due 04/25/2036 •(n)		17,936	14,320
1.752% due 10/25/2034 •		117	120
1.978% due 06/25/2034 •(n)		1,253	1,293

Hillcrest CDO Ltd.
0.541% due 12/10/2039 •		35,256	9,887

Home Equity Mortgage Loan Asset-Backed Trust
0.262% due 11/25/2036 •(n)		4,063	3,892
0.342% due 04/25/2037 •(n)		14,176	11,343
0.422% due 04/25/2037 •		3,204	3,035

Hout Bay Corp.
1.627% due 07/05/2041 •		110,887	22,101
1.827% due 07/05/2041 •		4,871	616
1.957% due 07/05/2041 •		1,690	99

HSI Asset Securitization Corp. Trust
0.292% due 01/25/2037 •(n)		32,857	28,605
0.322% due 12/25/2036 •		21,130	8,120
0.422% due 10/25/2036 •		7,106	3,733
0.442% due 12/25/2036 •(n)		12,942	4,965

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
5.778% due 12/25/2031 ^þ		500	216

IXIS Real Estate Capital Trust
1.077% due 09/25/2035 ^•		4,224	4,225

JP Morgan Mortgage Acquisition Trust
0.262% due 08/25/2036 •		6	3
0.292% due 03/25/2047 •		801	798
0.403% due 07/25/2036 •		1,442	838
0.422% due 07/25/2036 ^•		1,067	389
5.462% due 09/25/2029 ^þ		3,115	2,380
5.888% due 10/25/2036 ^þ(n)		8,535	6,517

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jubilee CLO BV
0.000% due 01/15/2028 «~	EUR	7,000	$1,446

KGS-Alpha SBA COOF Trust
1.002% due 04/25/2038 «~(a)		$1,207	27

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (n)		3,726	3,660

Lehman ABS Mortgage Loan Trust
0.192% due 06/25/2037 •		4,103	3,375

Lehman XS Trust
4.511% due 05/25/2037 ^~(n)		8,664	8,539
6.670% due 06/24/2046 þ		597	642

Long Beach Mortgage Loan Trust
0.482% due 02/25/2036 •(n)		46,412	42,597
0.642% due 05/25/2046 •		2,894	1,336
0.807% due 11/25/2035 •(n)		56,090	55,892

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~		5,600	3,814

Margate Funding Ltd.
0.513% due 12/04/2044 •		18,447	6,204

Marlette Funding Trust
0.000% due 07/16/2029 «(h)		16	1,465
0.000% due 09/17/2029 «(h)		35	3,617
0.000% due 03/15/2030 «(h)		33	4,149
0.000% due 09/16/2030 «(h)		9	1,789

MASTR Asset-Backed Securities Trust
0.402% due 03/25/2036 •(n)		6,263	4,975
0.442% due 06/25/2036 •(n)		4,794	4,605
0.462% due 02/25/2036 •(n)		6,722	3,421
0.582% due 06/25/2036 •		2,947	1,574
0.642% due 12/25/2035 •(n)		15,056	13,345
0.672% due 01/25/2036 •		273	272

Mid-State Capital Corp. Trust
6.742% due 10/15/2040		3,600	3,860

Morgan Stanley ABS Capital, Inc. Trust
0.172% due 10/25/2036 •		1,542	902
0.202% due 11/25/2036 •		1,349	985
0.222% due 09/25/2036 •		3,442	1,606
0.242% due 10/25/2036 •		8,018	4,741
0.252% due 11/25/2036 •(n)		14,708	10,803
0.322% due 10/25/2036 •		3,864	2,312
0.402% due 06/25/2036 •		5,788	3,961
0.402% due 09/25/2036 •		6,915	3,294
0.432% due 02/25/2037 •		5,017	3,049
1.137% due 01/25/2035 •		6,376	6,007
2.052% due 05/25/2034 •		887	896

Morgan Stanley Capital, Inc. Trust
0.462% due 03/25/2036 •		12	11

Morgan Stanley Home Equity Loan Trust
0.332% due 04/25/2037 •(n)		24,969	16,534

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		135,200	41,348

New Century Home Equity Loan Trust
3.102% due 01/25/2033 ^•		304	286

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.382% due 07/25/2036 •(n)		3,500	3,287
0.432% due 10/25/2036 ^•		4,406	1,202

NovaStar Mortgage Funding Trust
0.442% due 11/25/2036 •		1,187	521

Oakwood Mortgage Investors, Inc.
0.340% due 06/15/2032 •		5	4
7.840% due 11/15/2029 ~		1,708	1,829
8.490% due 10/15/2030 ^		1,163	1,057

OCP CLO Ltd.
0.000% due 07/20/2032 ~		11	5,948

Option One Mortgage Loan Trust
0.232% due 07/25/2037 •(n)		13,172	11,430
0.242% due 01/25/2037 •		9,259	6,640
0.322% due 01/25/2037 •		1,824	1,323
0.352% due 03/25/2037 •		549	351
0.432% due 04/25/2037 •		2,178	1,388
5.662% due 01/25/2037 ^þ		3	3

Orient Point CDO Ltd.
0.400% due 10/03/2045 •(n)		411,872	151,857

Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 þ		97	97

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ownit Mortgage Loan Trust
3.109% due 10/25/2035 þ		$1,729	$1,222

Palisades CDO Ltd.
1.078% due 07/22/2039 •		6,700	3,285

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.977% due 10/25/2034 •		1,161	1,194
2.127% due 12/25/2034 •(n)		25,974	26,292

PRET LLC
3.721% due 07/25/2051 þ		1,200	1,185
3.844% due 07/25/2051 þ		2,900	2,874

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •		1,057	829

RAAC Trust
2.728% due 05/25/2046 •(n)		17,151	16,473

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		3,152	1,234

Residential Asset Mortgage Products Trust
0.853% due 04/25/2034 •(n)		2,152	2,142
0.973% due 04/25/2034 •(n)		2,134	2,133
1.182% due 02/25/2035 •		83	83
1.217% due 08/25/2033 •		522	519
1.678% due 04/25/2034 ^•		1,080	1,063
2.083% due 04/25/2034 ^•		1,738	1,684

Residential Asset Securities Corp. Trust
0.362% due 11/25/2036 •		5,809	5,528
0.442% due 10/25/2036 •		5,177	4,887
0.582% due 08/25/2036 •(n)		10,675	9,969
0.597% due 04/25/2036 •		5,880	5,369
0.762% due 12/25/2035 •(n)		8,747	8,198

Rockford Tower CLO Ltd.
0.000% due 10/15/2029 ~		11,667	8,445
0.000% due 10/20/2030 ~		4,967	3,826
0.000% due 10/20/2031 ~		4,967	3,495
0.000% due 04/20/2034 ~		22,000	15,605

Saxon Asset Securities Trust
1.067% due 11/25/2035 •		5,547	4,499
1.787% due 03/25/2035 •		5,754	3,909

Securitized Asset-Backed Receivables LLC Trust
0.332% due 02/25/2037 ^•		256	159
0.382% due 07/25/2036 •(n)		15,577	14,382
0.422% due 07/25/2036 •		2,399	1,153
0.602% due 05/25/2036 •(n)		15,140	10,416
0.702% due 11/25/2035 •(n)		11,735	10,874
0.762% due 08/25/2035 ^•		1,992	1,680
0.777% due 01/25/2035 •		7	7

Segovia European CLO DAC
0.000% due 04/15/2035 ~	EUR	1,400	1,056

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		$36	33,638

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		31	14,543

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		8	3,112
0.000% due 09/15/2054 «(h)		64,983	98,484

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 «(h)		33,000	3,630
0.000% due 05/25/2040 (h)		31,475	4,253
0.000% due 07/25/2040 «(h)		157	2,594
0.000% due 09/25/2040 «(h)		14,219	2,792

Soloso CDO Ltd.
0.444% due 10/07/2037 •		17,418	14,718

Soundview Home Loan Trust
0.252% due 06/25/2037 •		2,608	2,222
0.282% due 02/25/2037 •		7,530	2,732
0.362% due 02/25/2037 •		8,739	3,244
0.382% due 06/25/2037 •(n)		6,444	5,569
1.053% due 10/25/2037 •		4,768	4,408
1.202% due 09/25/2037 •		2,060	1,966

South Coast Funding Ltd.
0.454% due 01/06/2041 •		172,119	43,030

Specialty Underwriting & Residential Finance Trust
0.402% due 06/25/2037 •		3,349	2,185
0.452% due 03/25/2037 •		338	255
3.661% due 02/25/2037 ^þ		2,818	1,425

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

START Ireland
4.089% due 03/15/2044		$825	$821

Structured Asset Securities Corp.
6.102% due 05/25/2032 ^•(n)		5,977	5,272

Structured Asset Securities Corp. Mortgage Loan Trust
0.552% due 06/25/2035 •		111	112

Symphony CLO Ltd.
4.727% due 07/14/2026 •		15,100	15,083

Taberna Preferred Funding Ltd.
0.480% due 05/05/2038 •(n)		3,022	2,855
0.480% due 05/05/2038 •		918	868
0.490% due 02/05/2037 •(n)		17,008	14,967
0.520% due 08/05/2036 •		3,163	2,799
0.520% due 08/05/2036 ^•		12,722	11,259

Talon Funding Ltd.
0.670% due 06/05/2035 •		682	136

Towd Point Mortgage Trust
5.500% due 11/25/2058 ~(n)		3,300	3,388

Tropic CDO Ltd.
0.444% due 07/15/2036 •(n)		3,636	3,418

UCFC Home Equity Loan Trust
7.750% due 04/15/2030 ~		452	465

Verde CDO Ltd.
0.363% due 10/05/2045 •		247,308	70,276

Total Asset-Backed Securities (Cost $1,794,418)			1,649,674

SOVEREIGN ISSUES 3.8%

Argentina Government International Bond
0.500% due 07/09/2030 þ(n)		36,860	11,985
1.000% due 07/09/2029 (n)		5,302	1,942
1.125% due 07/09/2035 þ(n)		35,144	10,791
1.125% due 07/09/2035 þ		1,112	361
1.125% due 07/09/2046 þ		230	75
2.000% due 01/09/2038 þ(n)		93,277	35,865
2.500% due 07/09/2041 þ(n)		20,323	7,253
15.500% due 10/17/2026 (n)	ARS	555,410	1,087
34.191% (BADLARPP) due 10/04/2022 ~		1,476	3

Argentina Treasury Bond BONCER
1.400% due 03/25/2023 (i)		425,782	2,120
1.450% due 08/13/2023		398,700	3,381

Autonomous City of Buenos Aires
37.958% (BADLARPP + 3.750%) due 02/22/2028 ~(n)		155,766	670

Ecuador Government International Bond
5.000% due 07/31/2030 þ(n)		$2,960	2,453

Egypt Government International Bond
3.875% due 02/16/2026 (n)		5,550	5,205
6.375% due 04/11/2031 (n)	EUR	6,728	7,081
7.500% due 02/16/2061 (n)		$18,050	14,784

Ghana Government International Bond
6.375% due 02/11/2027 (n)		4,477	3,790
7.875% due 02/11/2035 (n)		5,412	4,262
8.750% due 03/11/2061 (n)		1,500	1,194

Ivory Coast Government International Bond
4.875% due 01/30/2032 (n)	EUR	14,700	16,147
6.625% due 03/22/2048 (n)		8,000	9,067

Nigeria Government International Bond
8.250% due 09/28/2051 (n)		$7,300	6,862

Peru Government International Bond
5.350% due 08/12/2040	PEN	221	47
5.400% due 08/12/2034		7	2
5.940% due 02/12/2029		137	35
5.940% due 02/12/2029 (n)		2,457	632
6.150% due 08/12/2032		493	125
6.350% due 08/12/2028		1,052	278
6.350% due 08/12/2028 (n)		3,215	849
6.900% due 08/12/2037		935	239
6.950% due 08/12/2031		602	162
8.200% due 08/12/2026 (n)		1,824	522
8.200% due 08/12/2026		250	72

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Provincia de Buenos Aires
37.922% due 04/12/2025 (n)	ARS	2,209,837	$9,696
37.922% due 04/12/2025		75,030	329

Romania Government International Bond
2.625% due 12/02/2040 (n)	EUR	8,600	8,741
2.750% due 04/14/2041 (n)		2,500	2,549
2.875% due 04/13/2042 (n)		8,600	8,791

South Africa Government International Bond
5.750% due 09/30/2049 (n)		$5,400	5,207

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (n)		1,400	1,426

Ukraine Government International Bond
4.375% due 01/27/2030 (n)	EUR	10,155	9,334
6.876% due 05/21/2029 (n)		$13,000	11,549

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		136	9
9.250% due 09/15/2027 ^(e)		734	48

Total Sovereign Issues (Cost $273,975)			207,020

		SHARES
COMMON STOCKS 1.5%

COMMUNICATION SERVICES 1.1%

Clear Channel Outdoor Holdings, Inc. (f)		4,853,248	16,064

iHeartMedia, Inc. ‘A’ (f)		2,021,190	42,526

			58,590

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (f)		2	0

Desarrolladora Homex S.A.B. de C.V. (f)		719,113	2

Urbi Desarrollos Urbanos S.A.B. de C.V. (f)		4,776	2

			4

ENERGY 0.1%

Axis Energy Services ‘A’ «(l)		17,105	252

Noble Corp. (f)(l)		179,072	4,443

Valaris Ltd. (f)		10,960	394

			5,089

FINANCIALS 0.1%

Credit Suisse Group AG		277,457	2,702

INDUSTRIALS 0.0%

McDermott International Ltd. (f)		945,293	388

Noble Corp.		13,982	347

Voyager Aviation Holdings «		16,278	0

Westmoreland Mining Holdings LLC «(l)		240,900	0

			735

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «		59,964	41

UTILITIES 0.2%

TexGen Power LLC «		450,094	11,702

Total Common Stocks (Cost $114,102)			78,863

WARRANTS 1.5%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «		288	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	73

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	2,809,304	$1,930

INFORMATION TECHNOLOGY 1.5%

Windstream Holdings LLC - Exp. 09/21/2055 «	3,155,914	78,191

Total Warrants (Cost $25,147)		80,121

PREFERRED SECURITIES 7.4%

BANKING & FINANCE 4.3%

AGFC Capital Trust
1.874% (US0003M + 1.750%) due 01/15/2067 ~(n)	35,500,000	20,537

American AgCredit Corp.
5.250% due 06/15/2026 •(j)	10,000,000	10,200

Capital Farm Credit ACA
5.000% due 03/15/2026 •(j)	4,300,000	4,386

Compeer Financial ACA
4.875% due 08/15/2026 •(j)	1,900,000	1,919

Nationwide Building Society
10.250% ~	114,542	29,670

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	2,600	2,002

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(j)(n)	103,752,850	163,009

		231,723

INDUSTRIALS 2.5%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(j)(n)	2,372,000	2,360

Sequa Corp. (15.000% PIK)
15.000% «(d)	83,995	100,067

		SHARES	MARKET VALUE (000S)

Voyager Aviation Holdings LLC
9.500% «		97,668	$30,310

			132,737

UTILITIES 0.6%

AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(l)		1,336,067	34,829

Total Preferred Securities (Cost $329,413)			399,289

REAL ESTATE INVESTMENT TRUSTS 1.1%

REAL ESTATE 1.1%

Uniti Group, Inc.		2,146,174	30,068

VICI Properties, Inc.		934,710	28,144

Total Real Estate Investment Trusts (Cost $26,023)			58,212

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (m) 3.7%
			200,000

ARGENTINA TREASURY BILLS 0.0%
30.245% due 02/28/2022 - 03/31/2022 (g)(h)(i)	ARS	55,416	275

U.S. TREASURY BILLS 2.2%
0.056% due 01/18/2022 - 05/05/2022 (c)(g)(h)(n)(p)(r)		$116,895	116,883

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 1.1%
0.096% due 03/22/2022 - 04/26/2022 (g)(h)(n)(p)(r)	$62,520	$62,508

Total Short-Term Instruments (Cost $379,699)		379,666

Total Investments in Securities (Cost $9,467,317)		9,438,660

	SHARES
INVESTMENTS IN AFFILIATES 3.1%

COMMON STOCKS 3.1%

AFFILIATED INVESTMENTS 3.1%

Associated Materials Group, Inc. «(l)	11,411,610	79,653

Neiman Marcus Group Ltd. LLC «(l)	602,840	88,220

Sierra Hamilton Holder LLC «(l)	30,337,712	3

		167,876

Total Common Stocks (Cost $99,529)		167,876

Total Investments in Affiliates (Cost $99,529)		167,876

Total Investments 177.9% (Cost $9,566,846)		$9,606,536

Financial Derivative Instruments (o)(q) (0.3)% (Cost or Premiums, net $(36,524))		(15,398)

Other Assets and Liabilities, net (77.6)%		(4,189,708)

Net Assets 100.0%		$5,401,430

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$36,138	$34,829	0.64%
Associated Materials Group, Inc.	08/24/2020	72,464	79,653	1.47
Axis Energy Services ‘A’	07/01/2021	252	252	0.00
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	6	2	0.00
Ferroglobe PLC 9.375% due 12/31/2025	10/08/2021 - 12/09/2021	3,180	3,206	0.06
Neiman Marcus Group Ltd. LLC	09/25/2020	19,376	88,220	1.63
Noble Corp.	02/05/2021 - 02/27/2021	2,389	4,443	0.08
Otterham Property Finance DAC 0.000% due 09/03/2026	09/26/2019	6,492	6,676	0.12
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	36,300	47,984	0.89
Preylock Reitman Santa Cruz LLC 0.005% due 11/09/2022	04/09/2018	11,089	10,930	0.20
Project Anfora Senior 0.000% due 10/01/2026	09/30/2019	40,065	40,975	0.76
Project Quasar Pledgco SLU 0.000% due 09/06/2025	12/21/2021	31,741	31,978	0.60
Sierra Hamilton Holder LLC	07/31/2017	7,690	3	0.00
Westmoreland Mining Holdings LLC	12/08/2014 - 03/26/2019	7,008	0	0.00

		$274,190	$349,151	6.45%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	0.040%	12/31/2021	01/03/2022	$100,000	U.S. Treasury Bonds 1.250% due 05/15/2050	$(102,582)	$100,000	$100,000
MBC	0.050	12/30/2021	01/04/2022	100,000	U.S. Treasury Notes 0.375% - 0.750% due 11/30/2025 - 05/31/2026	(103,275)	100,000	100,001

Total Repurchase Agreements						$(205,857)	$200,000	$200,001

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	0.320%	12/23/2021	10/25/2023			$(263)	$(263)
	0.320	12/23/2021	12/08/2023			(295)	(295)
	0.450	12/23/2021	01/10/2022			(3,645)	(3,645)
	0.500	12/23/2021	03/03/2022			(4,510)	(4,510)
	0.500	12/23/2021	03/07/2022			(3,882)	(3,881)
BNY	0.800	08/11/2021	02/11/2022			(13,304)	(13,347)
	0.802	09/03/2021	03/03/2022			(35,547)	(35,644)
	0.802	09/07/2021	03/07/2022			(45,610)	(45,730)
	0.805	08/19/2021	02/18/2022			(22,620)	(22,689)
	0.806	10/08/2021	04/08/2022			(50,211)	(50,309)
	0.807	08/16/2021	02/16/2022			(38,209)	(38,329)
BOM	0.510	12/16/2021	02/03/2022			(9,846)	(9,849)
	0.520	10/13/2021	01/11/2022			(4,654)	(4,660)
BOS	0.603	09/22/2021	03/22/2022			(6,807)	(6,819)
	0.855	08/18/2021	02/18/2022			(7,551)	(7,575)
BPS	(3.750)	03/10/2021	TBD	(3)	EUR	(2,564)	(2,888)
	(3.750)	04/20/2021	TBD	(3)		(912)	(1,029)
	(3.000)	08/13/2021	TBD	(3)		(1,137)	(1,290)
	(2.250)	08/19/2021	TBD	(3)		(2,636)	(2,989)
	(2.250)	09/23/2021	TBD	(3)		(1,461)	(1,654)
	(0.650)	11/08/2021	TBD	(3)		$(4,572)	(4,567)
	(0.500)	10/19/2021	TBD	(3)	EUR	(2,124)	(2,415)
	(0.350)	10/19/2021	01/13/2022			(11,560)	(13,152)
	(0.350)	10/19/2021	01/19/2022			(446)	(507)
	(0.350)	10/19/2021	TBD	(3)		(310)	(353)
	(0.300)	10/19/2021	TBD	(3)		(6,820)	(7,760)
	(0.300)	11/03/2021	01/14/2022			(3,789)	(4,311)
	(0.300)	11/05/2021	02/02/2022			(3,484)	(3,965)
	(0.300)	11/15/2021	02/09/2022			(5,271)	(5,999)
	(0.250)	10/29/2021	01/28/2022			(1,852)	(2,108)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	75

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.150%	02/08/2021	TBD	(3)		$(412)	$(413)
	0.300	12/06/2021	01/14/2022			(1,295)	(1,295)
	0.350	08/13/2021	TBD	(3)		(1,052)	(1,054)
	0.350	09/28/2021	01/13/2022		GBP	(952)	(1,290)
	0.380	10/08/2021	01/14/2022			(210)	(285)
	0.380	10/19/2021	01/18/2022			(410)	(556)
	0.380	11/15/2021	02/09/2022			(1,071)	(1,450)
	0.400	11/15/2021	02/09/2022			(2,649)	(3,587)
	0.450	08/03/2021	02/03/2022			$(3,340)	(3,347)
	0.480	10/12/2021	01/10/2022			(2,220)	(2,222)
	0.490	08/13/2021	02/16/2022			(6,244)	(6,256)
	0.490	08/18/2021	02/15/2022			(4,127)	(4,135)
	0.490	11/09/2021	02/16/2022			(896)	(898)
	0.500	07/09/2021	01/05/2022			(15,220)	(15,258)
	0.500	07/12/2021	01/10/2022			(733)	(735)
	0.500	07/14/2021	01/12/2022			(1,725)	(1,729)
	0.500	07/22/2021	01/24/2022			(713)	(714)
	0.500	08/03/2021	02/03/2022			(179)	(180)
	0.500	08/04/2021	02/04/2022			(2,269)	(2,274)
	0.500	10/06/2021	01/10/2022			(861)	(862)
	0.500	11/26/2021	02/03/2022			(486)	(486)
	0.510	09/20/2021	03/21/2022			(1,093)	(1,095)
	0.510	09/23/2021	03/21/2022			(5,464)	(5,472)
	0.510	12/27/2021	03/21/2022			(2,703)	(2,703)
	0.520	09/21/2021	03/21/2022			(859)	(860)
	0.520	10/14/2021	04/18/2022			(22,992)	(23,019)
	0.520	11/08/2021	03/21/2022			(10,493)	(10,509)
	0.520	12/09/2021	04/18/2022			(2,599)	(2,600)
	0.530	11/05/2021	05/12/2022			(3,063)	(3,065)
	0.530	11/08/2021	05/12/2022			(1,643)	(1,644)
	0.540	06/08/2021	03/08/2022			(1,133)	(1,137)
	0.540	06/09/2021	03/09/2022			(21,139)	(21,205)
	0.540	07/02/2021	03/01/2022			(2,142)	(2,148)
	0.540	08/03/2021	03/08/2022			(746)	(748)
	0.540	09/28/2021	03/08/2022			(381)	(382)
	0.540	09/30/2021	03/08/2022			(96)	(97)
	0.738	11/04/2021	02/02/2022		GBP	(4,946)	(6,702)
	0.810	09/02/2021	03/02/2022			$(42,490)	(42,607)
	0.810	09/08/2021	03/08/2022			(40,239)	(40,344)
	0.810	10/07/2021	04/07/2022			(7,394)	(7,409)
	0.810	10/19/2021	03/08/2022			(2,604)	(2,608)
	0.810	10/20/2021	04/07/2022			(6,673)	(6,686)
	0.838	11/04/2021	02/02/2022		GBP	(10,459)	(14,176)
	0.850	08/16/2021	02/16/2022			$(71,146)	(71,381)
	0.950	12/10/2021	06/10/2022			(1,329)	(1,329)
	1.050	12/17/2021	06/23/2022			(3,651)	(3,653)
BRC	(4.000)	01/28/2021	TBD	(3)	EUR	(3,320)	(3,735)
	(4.000)	10/21/2021	TBD	(3)		(903)	(1,022)
	(2.000)	11/24/2021	TBD	(3)		$(184)	(183)
	(1.000)	09/06/2021	TBD	(3)	EUR	(1,212)	(1,376)
	(0.750)	11/15/2021	02/09/2022			(591)	(672)
	(0.500)	12/17/2021	01/18/2022			(269)	(307)
	(0.420)	08/03/2021	TBD	(3)		(3,103)	(3,523)
	(0.420)	12/17/2021	TBD	(3)		(8,533)	(9,713)
	(0.400)	11/05/2021	02/04/2022			(493)	(561)
	(0.350)	12/17/2021	01/18/2022			(223)	(253)
	0.250	12/09/2021	08/18/2022			(1,083)	(1,083)
	0.300	07/02/2021	TBD	(3)		(1,325)	(1,327)
	0.350	10/25/2021	TBD	(3)		(1,853)	(1,854)
	0.350	11/02/2021	01/13/2022		GBP	(270)	(366)
	0.350	12/09/2021	TBD	(3)		$(2,243)	(2,243)
	0.400	08/16/2021	TBD	(3)		(6,540)	(6,550)
	0.420	11/15/2021	01/19/2022			(1,889)	(1,890)
	0.420	12/09/2021	01/19/2022			(6,350)	(6,354)
	0.450	10/05/2021	01/06/2022			(3,900)	(3,904)
	0.450	11/02/2021	02/03/2022			(11,920)	(11,929)
	0.450	12/09/2021	01/06/2022			(1,890)	(1,893)
	0.450	12/09/2021	01/10/2022			(12,038)	(12,042)
	0.450	12/09/2021	02/03/2022			(5,475)	(5,479)
	0.480	12/09/2021	01/20/2022			(30,975)	(30,986)

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	0.500%	07/16/2021	01/18/2022		$(3,192)	$(3,199)
	0.500	07/27/2021	01/18/2022		(359)	(360)
	0.500	08/05/2021	01/18/2022		(1,035)	(1,037)
	0.500	08/17/2021	TBD	(3)	(143)	(143)
	0.500	09/03/2021	03/03/2022		(768)	(770)
	0.500	09/30/2021	02/07/2022		(5,113)	(5,120)
	0.500	11/02/2021	02/03/2022		(11,295)	(11,305)
	0.500	12/06/2021	03/03/2022		(5,711)	(5,713)
	0.500	12/09/2021	01/10/2022		(12,942)	(12,947)
	0.500	12/09/2021	01/18/2022		(1,305)	(1,305)
	0.500	12/09/2021	01/24/2022		(2,456)	(2,457)
	0.500	12/09/2021	01/26/2022		(360)	(361)
	0.500	12/09/2021	02/07/2022		(14,059)	(14,078)
	0.500	12/09/2021	03/01/2022		(5,381)	(5,382)
	0.500	12/09/2021	03/03/2022		(4,062)	(4,069)
	0.500	12/09/2021	03/07/2022		(2,190)	(2,194)
	0.500	12/09/2021	03/14/2022		(3,939)	(3,940)
	0.500	12/09/2021	03/17/2022		(1,261)	(1,262)
	0.500	12/09/2021	03/21/2022		(2,255)	(2,256)
	0.500	12/09/2021	TBD	(3)	(7)	(7)
	0.500	12/29/2021	01/18/2022		(5,424)	(5,424)
	0.500	12/29/2021	02/07/2022		(1,259)	(1,259)
	0.550	08/09/2021	03/10/2022		(256)	(256)
	0.550	12/09/2021	03/10/2022		(8,754)	(8,773)
	0.598	09/07/2021	03/07/2022		(1,232)	(1,234)
	0.599	12/09/2021	03/14/2022		(2,732)	(2,733)
	0.600	07/19/2021	01/19/2022		(16,048)	(16,092)
	0.600	12/09/2021	01/19/2022		(26,018)	(26,091)
	0.605	09/28/2021	03/24/2022		(7,775)	(7,788)
	0.716	12/16/2021	03/17/2022		(2,647)	(2,648)
	0.750	12/09/2021	TBD	(3)	(6,558)	(6,562)
	0.763	12/09/2021	01/10/2022		(3,359)	(3,361)
	0.798	09/03/2021	03/03/2022		(12,545)	(12,579)
	0.800	12/09/2021	03/02/2022		(50,951)	(50,979)
	0.802	09/03/2021	03/03/2022		(33,160)	(33,250)
	0.802	12/09/2021	03/03/2022		(10,628)	(10,657)
	0.803	12/09/2021	03/21/2022		(28,977)	(28,993)
	0.806	10/07/2021	04/07/2022		(9,051)	(9,069)
	0.806	12/09/2021	04/07/2022		(23,201)	(23,247)
	0.808	08/27/2021	02/28/2022		(14,725)	(14,768)
	0.808	12/09/2021	02/28/2022		(21,629)	(21,691)
	0.850	12/09/2021	TBD	(3)	(775)	(776)
	0.866	12/16/2021	03/17/2022		(17,864)	(17,872)
	0.916	12/16/2021	03/17/2022		(4,136)	(4,138)
	0.939	12/10/2021	06/10/2022		(11,825)	(11,832)
BYR	0.500	07/26/2021	01/26/2022		(1,833)	(1,837)
	0.500	08/09/2021	01/26/2022		(1,479)	(1,482)
	0.500	08/10/2021	01/26/2022		(1,116)	(1,118)
	0.610	12/23/2021	03/25/2022		(2,052)	(2,052)
	0.650	03/31/2021	03/25/2022		(26,885)	(27,012)
	0.650	06/14/2021	03/25/2022		(2,042)	(2,052)
	0.650	06/24/2021	03/25/2022		(2,015)	(2,022)
	0.650	06/30/2021	03/25/2022		(599)	(601)
	0.650	07/30/2021	03/25/2022		(990)	(994)
	0.650	08/05/2021	03/25/2022		(1,830)	(1,836)
	0.650	09/16/2021	03/25/2022		(892)	(894)
	0.650	11/01/2021	03/25/2022		(12,890)	(12,926)
	0.650	11/17/2021	03/25/2022		(640)	(642)
CDC	0.230	11/10/2021	TBD	(3)	(16,591)	(16,597)
	0.270	09/27/2021	01/27/2022		(3,079)	(3,081)
	0.270	10/01/2021	01/27/2022		(7,345)	(7,350)
	0.270	10/07/2021	01/05/2022		(3,357)	(3,359)
	0.270	10/15/2021	01/13/2022		(206)	(206)
	0.270	10/19/2021	01/27/2022		(4,475)	(4,477)
	0.270	10/20/2021	01/27/2022		(3,732)	(3,735)
	0.270	10/22/2021	01/27/2022		(1,447)	(1,448)
	0.270	10/27/2021	01/27/2022		(311)	(312)
	0.350	07/21/2021	01/21/2022		(2,525)	(2,529)
	0.360	08/24/2021	TBD	(3)	(299)	(299)
	0.360	09/28/2021	TBD	(3)	(188)	(189)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	77

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.420%	10/05/2021	01/05/2022			$(3,712)	$(3,716)
	0.430	10/12/2021	01/13/2022			(1,484)	(1,486)
	0.490	09/03/2021	03/03/2022			(27,222)	(27,268)
	0.490	09/14/2021	03/14/2022			(2,529)	(2,533)
	0.490	09/20/2021	03/21/2022			(508)	(509)
	0.490	10/06/2021	04/06/2022			(1,591)	(1,593)
	0.490	10/07/2021	04/07/2022			(3,939)	(3,944)
	0.490	10/19/2021	04/01/2022			(611)	(612)
	0.490	12/09/2021	04/18/2022			(3,348)	(3,349)
	0.490	12/14/2021	04/06/2022			(4,267)	(4,268)
	0.490	12/14/2021	04/18/2022			(6,814)	(6,816)
	0.500	07/30/2021	01/31/2022			(542)	(544)
	0.500	08/03/2021	02/03/2022			(33,681)	(33,753)
	0.500	10/07/2021	04/07/2022			(10,419)	(10,432)
	0.500	10/22/2021	02/03/2022			(4,865)	(4,875)
	0.500	10/26/2021	01/31/2022			(4,171)	(4,175)
	0.500	10/28/2021	02/03/2022			(6,068)	(6,074)
	0.500	11/01/2021	01/31/2022			(5,236)	(5,240)
	0.500	12/21/2021	02/03/2022			(3,966)	(3,966)
	0.500	12/23/2021	01/31/2022			(3,047)	(3,047)
	0.500	12/23/2021	02/03/2022			(1,638)	(1,638)
CEW	(0.300)	10/19/2021	01/13/2022		EUR	(187)	(212)
	(0.300)	10/19/2021	01/19/2022			(92)	(105)
	0.400	11/08/2021	TBD	(3)	GBP	(11,591)	(15,699)
	0.400	11/08/2021	TBD	(3)		(947)	(1,282)
	0.420	10/29/2021	TBD	(3)		(1,192)	(1,614)
	0.450	07/12/2021	01/11/2022			$(672)	(674)
	0.450	10/22/2021	TBD	(3)		(2,941)	(2,944)
	0.450	11/09/2021	TBD	(3)		(3,873)	(3,876)
	0.500	07/09/2021	01/05/2022			(6,898)	(6,915)
	0.500	08/09/2021	02/09/2022			(1,706)	(1,709)
	0.500	11/09/2021	TBD	(3)		(20,212)	(20,227)
	0.500	12/23/2021	02/09/2022			(1,073)	(1,072)
	0.550	07/19/2021	01/19/2022			(6,188)	(6,204)
	0.550	12/09/2021	TBD	(3)		(1,981)	(1,982)
	0.560	12/16/2021	TBD	(3)		(23,183)	(23,190)
	0.600	08/11/2021	02/11/2022			(14,476)	(14,511)
	0.600	08/19/2021	02/22/2022			(1,888)	(1,893)
	0.600	10/22/2021	01/21/2022			(3,072)	(3,075)
	0.650	07/19/2021	01/19/2022			(5,113)	(5,129)
	0.650	12/16/2021	TBD	(3)		(20,471)	(20,478)
	0.750	08/24/2021	02/22/2022			(14,321)	(14,360)
	0.800	08/11/2021	02/11/2022			(19,219)	(19,281)
	0.802	09/22/2021	03/22/2022			(5,776)	(5,790)
CIB	0.570	10/12/2021	01/13/2022			(1,623)	(1,625)
	0.570	10/13/2021	01/18/2022			(5,709)	(5,716)
	0.570	10/14/2021	01/13/2022			(20,955)	(20,982)
DBL	(0.410)	11/05/2021	02/04/2022		EUR	(5,321)	(6,054)
	(0.400)	11/15/2021	02/09/2022			(307)	(349)
	(0.350)	11/15/2021	02/09/2022			(192)	(218)
	(0.340)	11/05/2021	TBD	(3)		(914)	(1,040)
	(0.340)	11/08/2021	02/07/2022			(13,379)	(15,223)
	(0.340)	11/15/2021	02/09/2022			(4,734)	(5,387)
	(0.330)	10/19/2021	TBD	(3)		(476)	(541)
	(0.320)	11/02/2021	01/31/2022			(1,054)	(1,199)
	(0.320)	11/05/2021	TBD	(3)		(9,231)	(10,504)
	(0.300)	10/19/2021	01/13/2022			(886)	(1,008)
	(0.300)	10/19/2021	01/14/2022			(7,454)	(8,482)
	(0.300)	10/19/2021	01/17/2022			(440)	(501)
	(0.300)	11/05/2021	01/19/2022			(751)	(855)
	(0.300)	11/05/2021	02/04/2022			(931)	(1,059)
FOB	0.250	09/22/2020	TBD	(3)		$(1,734)	(1,739)
GLM	0.784	09/22/2021	01/24/2022			(121,864)	(122,137)
GSC	0.620	10/12/2021	01/19/2022			(21,251)	(21,281)
IND	(0.150)	10/07/2021	01/13/2022		EUR	(3,493)	(3,976)
	0.250	12/21/2021	03/21/2022			$(13,306)	(13,307)
	0.250	12/21/2021	03/24/2022			(3,107)	(3,108)
	0.260	12/21/2021	03/17/2022			(14,322)	(14,323)
	0.260	12/21/2021	03/21/2022			(2,248)	(2,248)
	0.260	12/21/2021	03/24/2022			(3,872)	(3,873)

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.280%	08/27/2021	02/28/2022			$(23,693)	$(23,716)
	0.280	09/02/2021	03/02/2022			(2,989)	(2,992)
	0.280	10/22/2021	03/10/2022			(6,301)	(6,305)
	0.280	12/28/2021	02/28/2022			(901)	(901)
	0.290	08/03/2021	02/03/2022			(634)	(634)
	0.300	06/09/2021	03/09/2022			(561)	(562)
	0.300	09/29/2021	03/29/2022			(2,850)	(2,852)
	0.300	10/21/2021	03/09/2022			(809)	(810)
	0.310	10/01/2021	04/01/2022			(8,678)	(8,685)
	0.310	10/06/2021	04/06/2022			(963)	(964)
	0.310	10/07/2021	04/06/2022			(15,301)	(15,313)
	0.320	10/21/2021	04/14/2022			(204)	(204)
	0.330	10/21/2021	04/14/2022			(181)	(181)
	0.360	12/21/2021	03/24/2022			(13,893)	(13,894)
	0.360	12/23/2021	03/24/2022			(7,926)	(7,927)
	0.370	12/21/2021	03/17/2022			(6,393)	(6,394)
	0.370	12/21/2021	03/24/2022			(9,630)	(9,631)
	0.370	12/23/2021	03/24/2022			(18,663)	(18,665)
	0.410	12/21/2021	03/21/2022			(18,856)	(18,859)
	0.420	08/02/2021	02/02/2022			(632)	(632)
	0.420	09/28/2021	02/02/2022			(1,228)	(1,230)
	0.420	09/30/2021	02/03/2022			(1,852)	(1,854)
	0.420	12/15/2021	02/10/2022			(1,590)	(1,591)
	0.420	12/17/2021	02/07/2022			(10,082)	(10,084)
	0.420	12/27/2021	02/07/2022			(4,461)	(4,462)
	0.430	08/02/2021	02/02/2022			(1,831)	(1,834)
	0.430	08/03/2021	02/03/2022			(2,790)	(2,795)
	0.430	08/31/2021	03/01/2022			(2,390)	(2,394)
	0.430	11/09/2021	02/03/2022			(2,027)	(2,031)
	0.440	08/02/2021	02/02/2022			(1,171)	(1,173)
	0.440	08/03/2021	02/03/2022			(7,244)	(7,257)
	0.440	08/06/2021	02/07/2022			(172)	(172)
	0.440	08/27/2021	02/28/2022			(4,953)	(4,961)
	0.440	11/03/2021	02/02/2022			(529)	(530)
	0.440	11/03/2021	02/03/2022			(1,237)	(1,239)
	0.440	12/21/2021	03/17/2022			(1,498)	(1,498)
	0.450	08/02/2021	02/02/2022			(5,931)	(5,943)
	0.460	08/06/2021	02/07/2022			(2,294)	(2,299)
	0.480	05/06/2021	02/04/2022			(7,647)	(7,672)
	0.480	12/22/2021	02/04/2022			(4,126)	(4,126)
JML	(5.000)	09/23/2021	TBD	(3)	EUR	(472)	(530)
	(5.000)	10/26/2021	TBD	(3)		(699)	(788)
	(5.000)	10/29/2021	TBD	(3)		(1,137)	(1,282)
	(4.000)	08/03/2021	TBD	(3)		(1,074)	(1,209)
	(2.500)	10/21/2021	TBD	(3)		(349)	(395)
	(1.500)	08/13/2021	TBD	(3)		(702)	(797)
	(1.500)	09/23/2021	TBD	(3)		(2,509)	(2,848)
	(0.800)	09/01/2021	TBD	(3)		(420)	(477)
	(0.500)	09/01/2021	TBD	(3)		(3,769)	(4,284)
	(0.500)	10/29/2021	01/28/2022			(4,510)	(5,130)
	(0.450)	11/16/2021	TBD	(3)		(378)	(430)
	(0.420)	09/23/2021	TBD	(3)		(2,769)	(3,149)
	(0.420)	10/29/2021	01/28/2022			(93)	(105)
	(0.400)	10/08/2021	TBD	(3)		(18,274)	(20,786)
	(0.400)	10/29/2021	TBD	(3)		(1,830)	(2,082)
	(0.400)	11/02/2021	TBD	(3)		(11,875)	(13,510)
	(0.380)	10/08/2021	01/14/2022			(39,985)	(45,481)
	(0.380)	10/28/2021	01/27/2022			(6,340)	(7,213)
	(0.380)	11/03/2021	01/28/2022			(1,271)	(1,446)
	(0.380)	11/11/2021	02/03/2022			(76,680)	(87,251)
	(0.350)	10/25/2021	01/13/2022			(3,978)	(4,526)
	(0.350)	10/29/2021	01/28/2022			(761)	(866)
	(0.350)	12/09/2021	TBD	(3)		(3,982)	(4,532)
	(0.340)	12/09/2021	TBD	(3)		(1,789)	(2,036)
	(0.300)	10/06/2021	01/14/2022			(3,718)	(4,230)
	(0.300)	10/14/2021	01/17/2022			(3,667)	(4,172)
	(0.300)	11/15/2021	02/09/2022			(1,916)	(2,180)
	(0.250)	12/17/2021	01/18/2022			(891)	(1,014)
	(0.250)	12/23/2021	01/20/2022			$(971)	(971)
	0.083	11/16/2021	02/11/2022		EUR	(2,268)	(2,583)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	79

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.250%	12/07/2021	01/19/2022			$(1,014)	$(1,014)
	0.300	10/06/2021	01/19/2022			(1,692)	(1,693)
	0.320	12/09/2021	03/09/2022		GBP	(1,736)	(2,351)
	0.350	10/14/2021	01/17/2022			(7,111)	(9,632)
	0.350	10/19/2021	01/18/2022			(5,742)	(7,777)
	0.350	10/26/2021	01/13/2022			$(5,972)	(5,976)
	0.350	11/15/2021	02/09/2022		GBP	(110)	(149)
	0.380	12/01/2021	03/01/2022			(608)	(823)
	0.400	10/08/2021	01/13/2022			$(44,299)	(44,342)
	0.400	11/02/2021	TBD	(3)	GBP	(1,001)	(1,356)
	0.400	12/07/2021	01/19/2022			$(15,879)	(15,884)
	0.400	12/15/2021	01/13/2022			(732)	(732)
	0.500	11/12/2021	01/24/2022			(5,796)	(5,800)
	0.984	11/02/2021	01/28/2022		GBP	(6,035)	(8,182)
	1.084	11/02/2021	01/28/2022			(6,996)	(9,487)
	1.134	11/02/2021	01/28/2022			(2,112)	(2,864)
MBC	0.800	11/02/2021	01/28/2022			(11,424)	(15,483)
	0.805	08/24/2021	02/24/2022			$(9,689)	(9,718)
	0.900	11/02/2021	01/28/2022		GBP	(7,619)	(10,328)
MEI	0.500	12/23/2021	12/23/2023			(2,777)	(2,777)
	0.759	12/14/2021	02/15/2022		GBP	(814)	(1,102)
MSB	0.625	11/29/2021	03/01/2022			$(3,666)	(3,668)
	0.803	09/22/2021	03/22/2022			(24,965)	(25,022)
	0.950	06/03/2021	01/14/2022			(13,584)	(13,661)
NOM	0.250	06/24/2021	TBD	(3)		(409)	(410)
	0.250	12/09/2021	TBD	(3)		(185)	(185)
	0.300	07/16/2021	TBD	(3)		(3,287)	(3,292)
	0.350	08/04/2020	TBD	(3)		(725)	(728)
	0.380	10/04/2021	TBD	(3)		(4,459)	(4,463)
	0.380	10/22/2021	TBD	(3)		(10,178)	(10,186)
	0.430	12/09/2021	TBD	(3)		(990)	(991)
	0.450	12/15/2021	01/14/2022			(6,334)	(6,335)
	0.470	08/05/2021	TBD	(3)		(5,436)	(5,446)
RCE	(2.100)	10/26/2021	TBD	(3)	EUR	(2,348)	(2,662)
	(1.000)	10/26/2021	TBD	(3)		(503)	(571)
	(0.450)	10/26/2021	TBD	(3)		(7,532)	(8,568)
	(0.350)	11/15/2021	TBD	(3)		(1,634)	(1,859)
	(0.300)	08/13/2021	TBD	(3)		(2,569)	(2,918)
	(0.300)	11/08/2021	02/07/2022			(7,401)	(8,422)
	(0.250)	11/15/2021	02/09/2022			(2,918)	(3,321)
	0.087	11/16/2021	02/11/2022			(9,423)	(10,730)
	0.430	11/15/2021	02/09/2022		GBP	(1,574)	(2,132)
RDR	(0.700)	11/08/2021	TBD	(3)		$(10,262)	(10,251)
	0.270	09/20/2021	01/20/2022			(3,061)	(3,064)
	0.270	09/21/2021	01/20/2022			(1,917)	(1,919)
	0.270	09/22/2021	01/20/2022			(471)	(472)
	0.270	09/23/2021	01/20/2022			(16,099)	(16,111)
	0.270	09/24/2021	01/20/2022			(304)	(304)
	0.270	09/28/2021	01/20/2022			(178)	(178)
	0.270	10/12/2021	01/20/2022			(10,261)	(10,269)
	0.270	10/21/2021	01/20/2022			(60)	(60)
	0.270	10/22/2021	01/20/2022			(3,321)	(3,323)
	0.270	12/21/2021	01/20/2022			(8,136)	(8,137)
	0.300	12/01/2021	01/20/2022			(1,080)	(1,080)
RTA	0.454	11/10/2021	01/31/2022			(15,209)	(15,220)
	0.454	12/23/2021	01/31/2022			(213)	(213)
	0.480	08/03/2021	02/03/2022			(2,127)	(2,131)
	0.487	09/03/2021	03/03/2022			(9,089)	(9,104)
	0.607	10/01/2021	04/01/2022			(6,561)	(6,571)
SBI	0.805	09/01/2021	03/01/2022			(53,100)	(53,247)
	0.808	08/27/2021	02/28/2022			(9,415)	(9,442)
	0.937	05/25/2021	02/22/2022			(11,936)	(12,006)
	0.937	10/20/2021	02/22/2022			(9,452)	(9,507)
	0.937	10/22/2021	02/22/2022			(13,397)	(13,475)
SCX	(0.440)	10/19/2021	01/19/2022		EUR	(9,592)	(10,910)
	(0.420)	11/16/2021	02/11/2022			(1,984)	(2,257)
	(0.320)	10/19/2021	01/19/2022			(996)	(1,133)
	(0.320)	11/04/2021	01/19/2022			(1,517)	(1,726)
	(0.320)	11/16/2021	02/11/2022			(8,603)	(9,791)
	(0.310)	11/15/2021	02/09/2022			(2,792)	(3,177)

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
SGY	0.240%	12/08/2021	TBD	(3)	$(1,261)	$(1,261)
	0.340	12/08/2021	TBD	(3)	(515)	(515)
	0.350	12/23/2021	10/20/2023		(11,689)	(11,688)
	0.500	12/23/2021	01/07/2022		(430)	(430)
	0.500	12/23/2021	03/23/2022		(1,022)	(1,022)
	0.500	12/23/2021	04/19/2022		(541)	(541)
SOG	0.240	11/16/2021	TBD	(3)	(574)	(574)
	0.240	11/19/2021	TBD	(3)	(1,721)	(1,721)
	0.340	08/24/2021	TBD	(3)	(3,344)	(3,348)
	0.350	10/22/2021	TBD	(3)	(28,973)	(28,994)
	0.350	11/26/2021	TBD	(3)	(3,874)	(3,876)
	0.400	08/30/2021	03/01/2022		(149)	(149)
	0.400	10/06/2021	03/01/2022		(217)	(217)
	0.400	10/19/2021	03/01/2022		(3,084)	(3,089)
	0.440	11/08/2021	02/08/2022		(12,943)	(12,952)
	0.440	11/26/2021	02/08/2022		(2,649)	(2,651)
	0.450	12/21/2021	02/07/2022		(882)	(883)
	0.470	10/12/2021	01/13/2022		(6,032)	(6,039)
	0.500	07/15/2021	01/14/2022		(8,464)	(8,484)
	0.500	07/16/2021	01/14/2022		(4,774)	(4,785)
	0.500	07/16/2021	01/18/2022		(787)	(789)
	0.500	07/19/2021	01/19/2022		(5,390)	(5,403)
	0.500	07/20/2021	01/20/2022		(683)	(684)
	0.500	07/21/2021	01/21/2022		(4,438)	(4,448)
	0.500	07/27/2021	01/20/2022		(678)	(679)
	0.500	08/12/2021	01/20/2022		(7,058)	(7,072)
	0.500	08/20/2021	02/22/2022		(3,288)	(3,294)
	0.500	09/01/2021	03/01/2022		(14,278)	(14,302)
	0.500	09/02/2021	03/02/2022		(14,827)	(14,853)
	0.500	09/03/2021	03/03/2022		(5,536)	(5,545)
	0.500	09/07/2021	03/07/2022		(23,193)	(23,231)
	0.500	09/09/2021	03/02/2022		(3,792)	(3,799)
	0.500	09/13/2021	03/15/2022		(2,266)	(2,269)
	0.500	09/16/2021	03/16/2022		(24,324)	(24,361)
	0.500	09/17/2021	03/17/2022		(11,337)	(11,354)
	0.500	09/22/2021	03/23/2022		(4,551)	(4,557)
	0.500	09/23/2021	03/23/2022		(11,509)	(11,526)
	0.500	09/27/2021	03/23/2022		(412)	(412)
	0.500	09/28/2021	03/16/2022		(921)	(922)
	0.500	09/28/2021	03/28/2022		(7,053)	(7,062)
	0.500	09/30/2021	03/16/2022		(1,670)	(1,672)
	0.500	10/01/2021	04/01/2022		(8,520)	(8,531)
	0.500	10/04/2021	04/01/2022		(1,075)	(1,076)
	0.500	10/07/2021	04/07/2022		(9,478)	(9,489)
	0.500	10/12/2021	01/14/2022		(91)	(91)
	0.500	10/13/2021	04/13/2022		(28,620)	(28,653)
	0.500	10/14/2021	04/13/2022		(10,640)	(10,653)
	0.500	10/19/2021	04/19/2022		(35,200)	(35,237)
	0.500	10/20/2021	04/19/2022		(160)	(160)
	0.500	10/21/2021	04/21/2022		(3,357)	(3,360)
	0.500	10/22/2021	01/21/2022		(16,068)	(16,105)
	0.500	10/22/2021	03/23/2022		(9,534)	(9,547)
	0.500	10/22/2021	03/28/2022		(2,388)	(2,391)
	0.500	10/29/2021	04/19/2022		(1,588)	(1,590)
	0.500	11/03/2021	01/19/2022		(884)	(886)
	0.500	11/12/2021	03/16/2022		(1,112)	(1,114)
	0.500	11/16/2021	05/16/2022		(7,271)	(7,276)
	0.500	11/26/2021	03/17/2022		(3,691)	(3,693)
	0.500	12/14/2021	04/19/2022		(10,787)	(10,790)
	0.500	12/20/2021	01/21/2022		(1,194)	(1,194)
	0.500	12/20/2021	05/16/2022		(1,199)	(1,199)
	0.500	12/23/2021	01/11/2022		(450)	(450)
	0.520	10/19/2021	04/19/2022		(993)	(994)
	0.550	06/02/2021	03/02/2022		(2,200)	(2,207)
	0.550	06/07/2021	03/07/2022		(1,273)	(1,277)
	0.550	06/09/2021	03/02/2022		(489)	(491)
	0.550	06/24/2021	03/02/2022		(355)	(356)
	0.550	07/09/2021	03/07/2022		(5,806)	(5,825)
	0.550	07/12/2021	03/14/2022		(1,866)	(1,871)
	0.550	07/27/2021	04/27/2022		(2,854)	(2,861)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	81

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.550%	08/04/2021	05/04/2022			$(11,353)	$(11,380)
	0.550	08/05/2021	05/04/2022			(360)	(361)
	0.550	08/31/2021	04/27/2022			(2,140)	(2,144)
	0.550	09/27/2021	04/27/2022			(888)	(890)
	0.550	09/30/2021	03/07/2022			(4,505)	(4,519)
	0.550	09/30/2021	05/04/2022			(25,731)	(25,783)
	0.550	10/01/2021	04/27/2022			(32,700)	(32,759)
	0.550	10/21/2021	05/04/2022			(4,406)	(4,411)
	0.550	10/26/2021	04/27/2022			(1,828)	(1,832)
	0.550	11/04/2021	04/27/2022			(319)	(320)
	0.550	12/14/2021	03/02/2022			(13,536)	(13,540)
	0.550	12/21/2021	04/27/2022			(4,108)	(4,109)
	0.550	12/23/2021	04/27/2022			(1,778)	(1,779)
	0.763	07/08/2021	01/13/2022			(33,516)	(33,644)
	0.808	08/27/2021	02/25/2022			(11,836)	(11,870)
	0.853	08/03/2021	02/03/2022			(71,007)	(71,264)
	0.856	08/19/2021	02/18/2022			(26,608)	(26,695)
	0.857	08/13/2021	02/16/2022			(3,581)	(3,593)
	0.888	12/14/2021	06/16/2022			(2,209)	(2,210)
	0.938	12/14/2021	06/16/2022			(15,450)	(15,458)
TDM	0.250	12/07/2021	TBD	(3)		(147)	(147)
	0.250	12/16/2021	TBD	(3)		(18,540)	(18,543)
	0.300	08/27/2021	TBD	(3)		(91)	(91)
	0.350	08/27/2021	TBD	(3)		(274)	(274)
UBS	(0.048)	10/27/2021	01/25/2022		EUR	(3,162)	(3,599)
	(0.022)	12/01/2021	03/01/2022			(2,697)	(3,071)
	0.037	11/16/2021	02/11/2022		EUR	(10,515)	(11,972)
	0.142	11/19/2021	02/17/2022			(5,621)	(6,401)
	0.280	11/04/2021	TBD	(3)		$(385)	(385)
	0.350	08/13/2021	TBD	(3)		(2,946)	(2,950)
	0.350	08/18/2021	TBD	(3)		(9,273)	(9,285)
	0.350	08/19/2021	TBD	(3)		(3,743)	(3,748)
	0.350	08/24/2021	TBD	(3)		(21,591)	(21,619)
	0.350	08/26/2021	TBD	(3)		(800)	(801)
	0.350	08/30/2021	TBD	(3)		(1,648)	(1,650)
	0.350	08/30/2021	TBD	(3)		(5,295)	(5,301)
	0.350	09/01/2021	TBD	(3)		(941)	(942)
	0.350	09/02/2021	TBD	(3)		(1,169)	(1,171)
	0.350	09/03/2021	TBD	(3)		(12,279)	(12,293)
	0.350	09/20/2021	TBD	(3)		(4,337)	(4,342)
	0.350	09/21/2021	TBD	(3)		(6,903)	(6,910)
	0.350	09/23/2021	TBD	(3)		(186)	(187)
	0.350	09/30/2021	TBD	(3)		(7,554)	(7,561)
	0.350	09/30/2021	TBD	(3)		(663)	(664)
	0.350	10/01/2021	TBD	(3)		(3,531)	(3,534)
	0.350	10/05/2021	TBD	(3)		(5,749)	(5,754)
	0.350	10/21/2021	TBD	(3)		(186)	(186)
	0.350	10/22/2021	TBD	(3)		(1,925)	(1,926)
	0.350	10/28/2021	TBD	(3)		(10,261)	(10,267)
	0.350	11/04/2021	TBD	(3)	GBP	(1,881)	(2,547)
	0.350	11/23/2021	TBD	(3)		$(930)	(931)
	0.350	11/26/2021	TBD	(3)		(575)	(576)
	0.350	12/01/2021	TBD	(3)		(307)	(307)
	0.350	12/08/2021	TBD	(3)		(2,207)	(2,207)
	0.350	12/23/2021	12/23/2023			(1,165)	(1,164)
	0.350	12/23/2021	01/06/2024			(884)	(884)
	0.400	12/01/2021	TBD	(3)		(5,131)	(5,133)
	0.400	12/10/2021	TBD	(3)		(21,882)	(21,888)
	0.400	12/23/2021	01/06/2024			(1,238)	(1,238)
	0.420	10/13/2021	01/14/2022			(29,716)	(29,745)
	0.420	10/14/2021	01/14/2022			(15,730)	(15,745)
	0.420	12/23/2021	01/14/2022			(825)	(825)
	0.430	10/19/2021	01/18/2022			(36,000)	(36,033)
	0.430	11/04/2021	01/05/2022			(12,411)	(12,420)
	0.430	12/23/2021	01/18/2022			(82)	(82)
	0.450	11/30/2021	01/28/2022			(18,963)	(18,971)
	0.450	12/23/2021	01/28/2022			(5,554)	(5,553)
	0.450	12/27/2021	01/28/2022			(2,526)	(2,527)
	0.500	07/08/2021	01/04/2022			(181)	(181)
	0.500	07/12/2021	01/10/2022			(13,449)	(13,482)

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.500%	07/13/2021	01/11/2022		$(1,020)	$(1,022)
	0.500	07/14/2021	01/12/2022		(25,280)	(25,341)
	0.500	07/16/2021	01/14/2022		(2,356)	(2,362)
	0.500	09/30/2021	01/14/2022		(3,239)	(3,243)
	0.500	12/23/2021	01/10/2022		(1,743)	(1,743)
	0.510	06/14/2021	01/10/2022		(1,261)	(1,264)
	0.510	06/15/2021	01/18/2022		(2,406)	(2,413)
	0.510	08/23/2021	01/18/2022		(367)	(368)
	0.751	11/10/2021	02/02/2022	GBP	(2,616)	(3,544)
	0.798	09/07/2021	03/07/2022		$(30,808)	(30,889)
	0.802	09/03/2021	03/03/2022		(14,562)	(14,601)
	0.806	10/08/2021	04/08/2022		(24,855)	(24,903)
	0.852	07/20/2021	01/20/2022		(66,511)	(66,774)

Total Reverse Repurchase Agreements						$(3,897,752)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(12,594)	$0	$(12,594)	$0	$(12,594)
BNY	0	(206,048)	0	(206,048)	261,416	55,368
BOM	0	(14,509)	0	(14,509)	18,177	3,668
BOS	0	(14,394)	0	(14,394)	18,748	4,354
BPS	0	(377,592)	0	(377,592)	450,733	73,141
BRC	0	(509,222)	0	(509,222)	638,622	129,400
BYR	0	(55,468)	0	(55,468)	67,954	12,486
CDC	0	(173,420)	0	(173,420)	193,174	19,754
CEW	0	(172,222)	0	(172,222)	214,464	42,242
CIB	0	(28,323)	0	(28,323)	32,154	3,831
DBL	0	(52,420)	0	(52,420)	57,565	5,145
FOB	0	(1,739)	0	(1,739)	1,847	108
GLM	0	(122,137)	0	(122,137)	155,487	33,350
GSC	0	(21,281)	0	(21,281)	27,113	5,832
IND	0	(246,101)	0	(246,101)	262,741	16,640
JML	0	(344,365)	0	(344,365)	405,986	61,621
JPS	100,000	0	0	100,000	(102,582)	(2,582)
MBC	100,001	(35,529)	0	64,472	(58,311)	6,161
MEI	0	(3,879)	0	(3,879)	5,318	1,439
MSB	0	(42,351)	0	(42,351)	53,360	11,009
NOM	0	(32,036)	0	(32,036)	35,583	3,547
RCE	0	(41,183)	0	(41,183)	43,924	2,741
RDR	0	(55,168)	0	(55,168)	57,318	2,150
RTA	0	(33,239)	0	(33,239)	38,326	5,087
SBI	0	(97,677)	0	(97,677)	127,835	30,158
SCX	0	(28,994)	0	(28,994)	31,426	2,432
SGY	0	(15,457)	0	(15,457)	1,951	(13,506)
SOG	0	(663,924)	0	(663,924)	771,613	107,689
TDM	0	(19,055)	0	(19,055)	19,614	559
UBS	0	(477,425)	0	(477,425)	586,935	109,510

Total Borrowings and Other Financing Transactions	$200,001	$(3,897,752)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	83

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(538,390)	$(749,946)	$(729,653)	$(2,017,989)
Convertible Bonds & Notes	0	(8,482)	0	(6,571)	(15,053)
U.S. Government Agencies	0	(54,264)	(27,680)	0	(81,944)
Non-Agency Mortgage-Backed Securities	0	(158,154)	(497,529)	(132,497)	(788,180)
Asset-Backed Securities	0	(149,750)	(432,156)	(72,203)	(654,109)
Sovereign Issues	0	(88,439)	(74,321)	(19,501)	(182,261)
Preferred Securities	0	(59,398)	(87,251)	(11,567)	(158,216)

Total Borrowings	$0	$(1,056,877)	$(1,868,883)	$(971,992)	$(3,897,752)

Payable for reverse repurchase agreements					$(3,897,752)

(n)	Securities with an aggregate market value of $4,603,359 and cash of $26,427 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(3,995,573) at a weighted average interest rate of 1.380%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period. The amounts reflect the cumulative total activity of PIMCO Dynamic Income Fund, PIMCO Income Opportunity Fund, and PIMCO Dynamic Credit and Mortgage Income Fund during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Atlantia SPA	1.000%	Quarterly	12/20/2025	0.859%	EUR 100	$(4)	$5	$1	$0	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	3.362	$ 3,000	(6)	127	121	4	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	3.594	2,100	(7)	93	86	3	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	3.521	EUR 9,900	675	30	705	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	3.685	15,613	823	259	1,082	9	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.481	25,500	(3,879)	3,346	(533)	38	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.612	21,400	(1,566)	926	(640)	18	0

						$(3,964)	$4,786	$822	$72	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	27,000	$335	$1,006	$1,341	$0	$(172)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		9,300	(163)	437	274	0	(238)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		38,300	(3,084)	4,173	1,089	0	(995)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026	$	11,200	21	(79)	(58)	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		98,500	(2,199)	487	(1,712)	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/15/2051		25,100	(2,442)	652	(1,790)	0	(80)
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	1,900	0	5	5	0	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		1,600	0	4	4	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		8,100	0	22	22	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		57,600	0	159	159	0	0
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		2,900	0	8	8	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		20,000	0	54	54	0	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		48,500	0	131	131	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		76,800	0	204	204	0	0

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	2.884%	Maturity	01/03/2022	BRL	16,300	$0	$43	$43	$0	$0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		23,800	0	63	63	0	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		85,500	(127)	235	108	0	0
Pay	1-Year BRL-CDI	4.640	Maturity	01/03/2022		2,762,800	200	(2,459)	(2,259)	0	(1)
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		599,300	(111)	(4,180)	(4,291)	0	(8)
Pay	1-Year BRL-CDI	7.655	Maturity	01/02/2024		872,700	0	(6,261)	(6,261)	0	(40)
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023	$	7,100	(19)	261	242	1	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		30,600	(284)	1,404	1,120	0	(2)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		152,800	2,868	(320)	2,548	0	(20)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		184,100	(3,836)	(2,769)	(6,605)	12	0
Pay	3-Month USD-LIBOR	0.660	Semi-Annual	12/21/2026		483,000	(86)	(16,269)	(16,355)	165	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		303,000	7,433	(1,582)	5,851	121	0
Receive(5)	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		13,450	0	27	27	0	(6)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		209,400	(15,186)	16,466	1,280	113	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		91,250	1,072	4,686	5,758	61	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		660	(33)	(6)	(39)	0	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		8,200	(489)	905	416	6	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		16,600	(254)	(36)	(290)	0	(11)
Receive	3-Month USD-LIBOR	0.930	Semi-Annual	12/19/2038		142,200	381	16,879	17,260	0	(260)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	03/20/2043		1,300	(4)	(241)	(245)	0	(5)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045		3,800	(52)	(721)	(773)	0	(16)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		3,100	288	(802)	(514)	0	(14)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,200	(9)	(73)	(82)	0	(5)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		20,500	(33)	(2,510)	(2,543)	0	(94)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		63,900	(3,148)	12,006	8,858	0	(247)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		44,700	8,405	(3,219)	5,186	0	(175)
Pay	3-Month ZAR-JIBAR	5.873	Quarterly	05/12/2026	ZAR	882,000	(16)	(450)	(466)	88	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	20,400	373	321	694	19	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		1,200	(1)	9	8	1	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,500	139	42	181	2	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		500	(16)	14	(2)	0	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	MXN	346,600	41	(525)	(484)	0	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		229,100	(8)	(321)	(329)	0	0

							$(10,044)	$17,880	$7,836	$593	$(2,400)

Total Swap Agreements							$(14,008)	$22,666	$8,658	$665	$(2,400)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$665	$665	$0	$0	$(2,400)	$(2,400)

(p)

Securities with an aggregate market value of $36,058 and cash of $52,507 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	85

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2022	CZK	2,672		$124	$2	$0
	01/2022	GBP	792		1,050	0	(22)
	01/2022		$8,756	GBP	6,605	184	0
	01/2022		28	RUB	2,112	0	0
	02/2022	MXN	9,499		$460	0	0
	02/2022	PLN	18,885		4,929	257	0
	02/2022		$2,903	CAD	3,635	0	(29)
	02/2022		1,030	INR	78,328	19	0
	02/2022	ZAR	40,253		$2,537	27	0
	03/2022	MXN	15,138		727	0	(3)
	03/2022		$1,291	MXN	26,845	3	0
	04/2022	PEN	2,020		$483	0	(21)
	06/2022		1,051		252	0	(9)
	07/2022		$5,229	PEN	21,042	0	(28)

BPS	01/2022	AUD	445		$318	0	(5)
	01/2022	EUR	27,668		31,270	0	(230)
	01/2022	GBP	27,803		36,887	0	(747)
	01/2022		$4,419	CAD	5,629	31	0
	01/2022		15,888	EUR	14,079	141	0
	01/2022		2,207	IDR	31,980,716	34	0
	01/2022		2,424	RUB	177,640	0	(66)
	02/2022		1,822	INR	137,782	25	0
	02/2022		2,771	ZAR	44,016	0	(26)
	05/2022	ZAR	8,195		$518	13	0
	08/2022		9,648		606	19	0
	10/2022	PEN	10,080		2,469	0	(7)
	11/2022	ZAR	15,901		985	28	0

BRC	11/2022		10,948		682	23	0

CBK	01/2022	BRL	39,019		6,992	0	(13)
	01/2022	EUR	3,266		3,704	0	(14)
	01/2022	PEN	11,564		2,834	0	(61)
	01/2022		$6,944	BRL	39,019	61	0
	01/2022		23,407	EUR	20,686	144	0
	01/2022		2,838	PEN	11,564	58	0
	02/2022	CLP	1,054,219		$1,259	26	0
	02/2022	PLN	14,500		3,791	204	0
	02/2022		$97	ZAR	1,562	0	0
	03/2022		4,657	PEN	19,220	143	0
	03/2022		17,805	RUB	1,341,626	0	(206)
	04/2022		10,556	MXN	229,074	421	0
	05/2022		10,729	PEN	43,878	182	0
	05/2022		284	ZAR	4,617	0	0
	07/2022	PEN	13,786		$3,398	0	(9)
	07/2022		$586	PEN	2,378	1	0
	08/2022	PEN	1,100		$272	0	0
	12/2022		$2,757	PEN	11,564	67	0

DUB	01/2022	CZK	9,980		$454	0	(2)
	01/2022		$30,002	CNH	191,894	154	0
	01/2022		1,094	GBP	826	24	0
	02/2022	HUF	158,288		$494	8	0
	02/2022	PLN	46,644		11,486	0	(53)
	02/2022		$1,720	INR	130,625	30	0
	02/2022		4,691	RUB	344,924	0	(136)

FBF	01/2022	CLP	17,335		$21	0	0
	03/2022		$20	CLP	17,335	0	0

GLM	01/2022	CNH	136		$21	0	0
	01/2022	GBP	2,350		3,130	0	(50)
	01/2022	MXN	11,441		561	4	0
	01/2022		$11,725	EUR	10,312	15	0
	01/2022		1,626	GBP	1,206	7	0
	01/2022		2,407	PEN	9,940	81	0
	01/2022		17,564	RUB	1,278,069	0	(595)
	02/2022		7,616		564,278	0	(165)
	02/2022	ZAR	8,866		$553	0	0
	03/2022		$12,972	MXN	269,602	26	0
	03/2022		667	RUB	50,399	0	(6)

HUS	01/2022	CNH	64,649		$10,049	0	(111)
	01/2022		$6,614	EUR	5,832	26	0
	01/2022		6,451	GBP	4,857	124	0
	01/2022		23,195	IDR	336,691,859	399	0
	02/2022		11,531	RUB	835,700	0	(496)
	03/2022		1,632		122,868	0	(20)

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
IND	02/2022		$4,349	CLP	3,385,737	$0	$(400)

JPM	01/2022	BRL	199,573		$35,074	0	(756)
	01/2022	CNH	90,848		14,181	0	(96)
	01/2022		$35,763	BRL	199,573	67	0
	01/2022		429	IDR	6,181,604	4	0
	02/2022		34,838	BRL	199,573	748	0
	02/2022		22,221	INR	1,679,806	288	0
	02/2022		5,836	MXN	124,390	192	0
	02/2022	ZAR	129		$8	0	0

MYI	01/2022	BRL	139,928		25,074	0	(47)
	01/2022	EUR	28,560		32,190	0	(326)
	01/2022		$24,843	BRL	139,928	278	0
	01/2022		1,160	IDR	16,840,372	20	0
	02/2022	CHF	5,286		$5,760	0	(48)
	02/2022		$574	ZAR	9,280	5	0

RBC	01/2022		1,485	GBP	1,119	30	0

RYL	01/2022		4,634		3,514	122	0

SCX	01/2022	CNH	35,548		$5,529	0	(57)
	01/2022	EUR	378,827		427,145	0	(4,150)
	01/2022	GBP	139,924		185,279	0	(4,116)
	01/2022		$50	CLP	39,369	0	(4)
	01/2022		22,495	EUR	19,878	136	0
	02/2022	EUR	395,335		$449,832	0	(518)
	02/2022	GBP	163,858		221,923	146	0
	02/2022		$2,784	ZAR	44,161	0	(30)

SSB	01/2022	BRL	230,991		$40,578	0	(892)
	01/2022		$44,558	BRL	251,618	616	0
	02/2022		40,305		230,991	884	0
	02/2022	ZAR	92,251		$5,809	57	0

TOR	03/2022		$22,030	MXN	466,775	473	0

UAG	01/2022		3,886	RUB	282,096	0	(140)
	02/2022	CLP	2,287,755		$2,771	97	0
	02/2022		$104	MXN	2,187	2	0
	02/2022		3,069	ZAR	48,713	0	(31)
	03/2022		3,268	RUB	247,199	0	(25)

Total Forward Foreign Currency Contracts						$7,176	$(14,766)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Teva Pharmaceutical Finance Co. BV	1.000%	Quarterly	06/20/2022	1.244%	$100	$(5)	$5	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	Monthly	05/25/2046	$23,287	$(20,698)	$15,210	$0	$(5,488)

GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	6,977	(1,388)	914	0	(474)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	2,133	(413)	171	0	(242)

						$(22,499)	$16,295	$0	$(6,204)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	3-Month USD-LIBOR	1.600%	Semi-Annual	02/15/2027	$53,800	$(11)	$110	$99	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	87

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	0.213% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022	$600	$0	$12	$12	$0

BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022	100	0	1	1	0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022	500	0	9	9	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022	900	(1)	11	10	0

								$(1)	$33	$32	$0

Total Swap Agreements								$(22,516)	$16,443	$131	$(6,204)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$492	$0	$0	$492	$(112)	$0	$0	$(112)	$380	$(310)	$70
BPS	291	0	12	303	(1,081)	0	0	(1,081)	(778)	635	(143)
BRC	23	0	1	24	0	0	0	0	24	0	24
CBK	1,307	0	0	1,307	(303)	0	0	(303)	1,004	(830)	174
DUB	216	0	0	216	(191)	0	0	(191)	25	0	25
FBF	0	0	0	0	0	0	(5,488)	(5,488)	(5,488)	5,610	122
GLM	133	0	0	133	(816)	0	0	(816)	(683)	381	(302)
GST	0	0	0	0	0	0	(716)	(716)	(716)	741	25
HUS	549	0	0	549	(627)	0	0	(627)	(78)	0	(78)
IND	0	0	0	0	(400)	0	0	(400)	(400)	372	(28)
JPM	1,299	0	0	1,299	(852)	0	0	(852)	447	(370)	77
MYC	0	0	118	118	0	0	0	0	118	0	118
MYI	303	0	0	303	(421)	0	0	(421)	(118)	2	(116)
RBC	30	0	0	30	0	0	0	0	30	0	30
RYL	122	0	0	122	0	0	0	0	122	0	122
SCX	282	0	0	282	(8,875)	0	0	(8,875)	(8,593)	5,731	(2,862)
SSB	1,557	0	0	1,557	(892)	0	0	(892)	665	(590)	75
TOR	473	0	0	473	0	0	0	0	473	(350)	123
UAG	99	0	0	99	(196)	0	0	(196)	(97)	0	(97)

Total Over the Counter	$7,176	$0	$131	$7,307	$(14,766)	$0	$(6,204)	$(20,970)

(r)

Securities with an aggregate market value of $13,472 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2021:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$72	$0	$0	$593	$665

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,176	$0	$7,176
Swap Agreements	0	0	0	0	131	131

	$0	$0	$0	$7,176	$131	$7,307

	$0	$72	$0	$7,176	$724	$7,972

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,400	$2,400

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,766	$0	$14,766
Swap Agreements	0	6,204	0	0	0	6,204

	$0	$6,204	$0	$14,766	$0	$20,970

	$0	$6,204	$0	$14,766	$2,400	$23,370

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2021:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$827	$0	$0	$(2,267)	$(1,440)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,193	$0	$13,193
Swap Agreements	0	449	0	0	2,560	3,009

	$0	$449	$0	$13,193	$2,560	$16,202

	$0	$1,276	$0	$13,193	$293	$14,762

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,242	$0	$0	$(938)	$1,304

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14,858)	$0	$(14,858)
Swap Agreements	0	1,050	0	0	(1,965)	(915)

	$0	$1,050	$0	$(14,858)	$(1,965)	$(15,773)

	$0	$3,292	$0	$(14,858)	$(2,903)	$(14,469)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	89

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,064,386	$543,564	$1,607,950
Corporate Bonds & Notes
Banking & Finance	0	576,255	47,984	624,239
Industrials	0	1,579,850	205,921	1,785,771
Utilities	0	437,367	0	437,367
Convertible Bonds & Notes
Banking & Finance	0	17,941	0	17,941
Industrials	0	43,612	0	43,612
Municipal Bonds & Notes
Illinois	0	831	0	831
Puerto Rico	0	44,229	0	44,229
Virginia	0	100	0	100
West Virginia	0	39,614	0	39,614
U.S. Government Agencies	0	102,010	20,949	122,959
Non-Agency Mortgage-Backed Securities	0	1,847,956	13,246	1,861,202
Asset-Backed Securities	0	1,456,406	193,268	1,649,674
Sovereign Issues	0	207,020	0	207,020
Common Stocks
Communication Services	58,590	0	0	58,590
Consumer Discretionary	4	0	0	4
Energy	4,837	0	252	5,089
Financials	2,702	0	0	2,702
Industrials	388	347	0	735
Real Estate	0	0	41	41
Utilities	0	0	11,702	11,702
Warrants
Industrials	0	0	1,930	1,930
Information Technology	0	0	78,191	78,191
Preferred Securities
Banking & Finance	0	231,723	0	231,723
Industrials	0	2,360	130,377	132,737
Utilities	0	0	34,829	34,829

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Real Estate Investment Trusts
Real Estate	$58,212	$0	$0	$58,212
Short-Term Instruments
Repurchase Agreements	0	200,000	0	200,000
Argentina Treasury Bills	0	275	0	275
U.S. Treasury Bills	0	116,883	0	116,883
U.S. Treasury Cash Management Bills	0	62,508	0	62,508

	$124,733	$8,031,673	$1,282,254	$9,438,660

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	0	167,876	167,876

Total Investments	$124,733	$8,031,673	$1,450,130	$9,606,536

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	665	0	665
Over the counter	0	7,307	0	7,307

	$0	$7,972	$0	$7,972

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,400)	0	(2,400)
Over the counter	0	(20,970)	0	(20,970)

	$0	$(23,370)	$0	$(23,370)

Total Financial Derivative Instruments	$0	$(15,398)	$0	$(15,398)

Totals	$124,733	$8,016,275	$1,450,130	$9,591,138

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2021:

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$57,628	$517,642	$(14,617)	$376	$(4)	$(21,098)	$9,814	$(6,177)	$543,564	$2,318
Corporate Bonds & Notes
Banking & Finance	13,023	26,100	0	0	0	8,861	0	0	47,984	8,861
Industrials	2	132,000	(1,052)	2	0	(2)	74,971	0	205,921	158
Convertible Bonds & Notes
Banking & Finance	1,211	0	(1,095)	0	0	(116)	0	0	0	0
U.S. Government Agencies	0	0	0	0	0	0	20,949	0	20,949	0
Non-Agency Mortgage-Backed Securities	14,836	0	(1,145)	2	78	(525)	0	0	13,246	(453)
Asset-Backed Securities	63,838	210,257	(4,890)	238	318	(72,240)	0	(4,253)	193,268	(61,403)
Common Stocks
Communication Services	6,573	0	(4,973)	0	0	(1,600)	0	0	0	0
Energy	0	252	0	0	0	0	0	0	252	0
Industrials	0	7,007	0	0	0	(7,007)	0	0	0	(7,007)
Real Estate	0	105	0	0	0	(64)	0	0	41	(64)
Utilities	5,431	10,116	0	0	0	(3,845)	0	0	11,702	(3,845)
Warrants
Financials	0	38	0	0	0	(38)	0	0	0	0
Industrials	0	0	0	0	0	1,930	0	0	1,930	1,930

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2021(1)
Information Technology	$18,870	$18,507	$0	$0	$0	$40,814	$0	$0	$78,191	$40,814
Preferred Securities
Industrials	2,861	81,116	0	0	0	46,400	0	0	130,377	46,400
Utilities	12,174	23,884	(47)	0	0	(1,182)	0	0	34,829	(1,182)

	$196,447	$1,027,024	$(27,819)	$618	$392	$(9,712)	$105,734	$(10,430)	$1,282,254	$26,527

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments(2)	37,231	78,319	0	0	0	52,326	0	0	167,876	52,326

Totals	$233,678	$1,105,343	$(27,819)	$618	$392	$42,614	$105,734	$(10,430)	$1,450,130	$78,853

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2021	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$116,227	Discounted Cash Flow	Discount Rate		4.400-8.367	5.704
	20,202	Indicative Market Quotation	Broker Quote		39.500	—
	2,249	Other Valuation Techniques(3)	—		—	—
	242,811	Proxy Pricing	Base Price		99.610-100.500	99.923
	25,100	Recent Transaction	Purchase Price		100.000	—
	34,039	Reference Instrument	Yield		6.169	—
	93,660	Third Party Vendor	Broker Quote		59.500-100.125	99.104
	9,276	Waterfall Recoverability	Recovery Value		100.000	—
Corporate Bonds & Notes
Banking & Finance	47,984	Discounted Cash Flow	Discount Rate		4.560	—
Industrials	2,989	Other Valuation Techniques(3)	—		—	—
	129,014	Proxy Pricing	Base Price		0.081-100.000	99.998
	73,918	Reference Instrument	Weighted Average	BRL	50.472	—
U.S. Government Agencies	20,949	Other Valuation Techniques(3)	—		—	—
Non-Agency Mortgage-Backed Securities	13,246	Discounted Cash Flow	Discount Rate		4.400	—
Asset-Backed Securities	4,923	Discounted Cash Flow	Discount Rate		5.000	—
	188,345	Proxy Pricing	Base Price		2.250-92,150.000	22,587.373
Common Stocks
Energy	252	Other Valuation Techniques(3)	—		—	—
Real Estate	41	Discounted Cash Flow	Recovery Value		$0.692	—
Utilities	11,702	Indicative Market Quotation	Broker Quote		$26.000	—
Warrants
Industrials	1,930	Other Valuation Techniques(3)	—		—	—
Information Technology	78,191	Comparable Companies	EBITDA Multiple	X	4.375	—
Preferred Securities
Industrials	100,067	Comparable Companies	EBITDA Multiple	X/X	11.700/9.100	—
	30,310	Discounted Cash Flow/ Comparable Companies	Discount Rate/BV Multiple	%/X	19.850/0.290	—
Utilities	34,829	Current Value Model	Purchase Price		$27.048	—

	1,282,254

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	79,653	Comparable Companies	EBITDA Multiple	X	9.900	—
	88,220	Discounted Cash Flow	Discount Rate		10.750	—
	3	Other Valuation Techniques(3)	—		—	—

Total	$1,450,130

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector types updated from Financials and Industrials to Affiliated Investments since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	91

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 181.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 40.1%

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		$2,800	$2,802

Alorica, Inc.
7.000% (LIBOR03M + 6.000%) due 12/11/2025 ~«		18,957	18,762

AP Core Holdings II, LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		15,775	15,780

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~		12,377	12,329

Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	29,698	33,711
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$3,457	3,427

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~		29,107	29,221

Clear Channel Outdoor Holdings, Inc.
3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~		11,575	11,429

Coty, Inc.
2.353% (LIBOR03M + 2.250%) due 04/07/2025 ~		1,931	1,906
2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	31,379	34,995

Cromwell EREIT Lux Finco SARL
0.942% (EUR003M + 1.500%) due 11/21/2024 ~«		6,800	7,625

Dei Sales, Inc.
5.604% (LIBOR03M + 5.500%) due 04/28/2028 ~«		$988	988

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~		5,279	5,291

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		56,145	45,351

Forest City Enterprises LP
3.601% (LIBOR03M + 3.500%) due 12/08/2025 ~		126	125

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		26,311	26,337

Gateway Casinos & Entertainment Ltd.
TBD% (LIBOR03M + 8.000%) due 10/15/2027 ~		46,664	46,693
8.750% due 10/22/2027 «	CAD	10,181	8,058

Gibson Brands, Inc.
5.750% (LIBOR03M + 5.000%) due 08/11/2028 ~«		$6,300	6,253

II-VI, Inc.
TBD% (LIBOR03M + 2.750%) due 12/01/2028 ~		3,009	3,010

Instant Brands Holdings, Inc.
5.750% (LIBOR03M + 5.000%) due 04/12/2028 ~«		20,613	19,788

Intelsat Jackson Holdings S.A.
4.250% due 12/01/2028 «		4,385	4,382
5.392% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 ~µ		6,766	6,792
8.000% (PRIME + 4.750%) due 11/27/2023 ~		3,000	3,004

KKR Apple Bidco, LLC
6.250% (LIBOR03M + 5.750%) due 09/21/2029 ~		1,700	1,726

LifeMiles Ltd.
6.250% (LIBOR03M + 5.250%) due 08/30/2026 ~		7,161	7,150

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mattress Firm, Inc.
5.000% (LIBOR03M + 4.250%) due 09/25/2028 ~		$2,394	$2,382

NAC Aviation 29 DAC
2.350% due 06/11/2023 «		4,571	3,206
2.353% - 2.354% (LIBOR03M + 2.250%) due 06/27/2022 ~		19,000	13,189
2.372% due 01/31/2022 «		3,929	2,757
9.000% due 09/16/2022 «		4,524	4,379

Parexel International Corp.
4.000% (LIBOR03M + 3.500%) due 11/15/2028 ~		3,644	3,649

Project Quasar Pledgco SLU
TBD% (EUR003M + 3.250%) due 09/06/2025 ~«(i)	EUR	19,340	18,496

Promotora de Informaciones S.A.
TBD% (EUR003M + 4.500%) due 11/30/2022 ~		18,966	21,047

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~		$10,894	10,676

Quantum Bidco Ltd.
6.079% due 01/29/2028 «	GBP	20,000	26,766

Republic of Cote d’lvoire
5.000% (EUR003M + 5.000%) due 03/19/2027 ~«	EUR	1,000	1,138

Royal Caribbean Cruises Ltd.
1.494% due 10/12/2022 µ		$14,200	13,762

Scientific Games International, Inc.
2.854% (LIBOR03M + 2.750%) due 08/14/2024 ~		1,786	1,782

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		21,343	21,517

Sigma Bidco B.V.
3.750% (WIBOR03M + 3.500%) due 03/31/2025 ~	PLN	31,054	7,168
4.105% (BP0003M + 4.000%) due 07/02/2025 ~	GBP	20,000	26,095

Softbank Vision Fund
5.000% due 12/21/2025 «		$27,900	27,909

Southwestern Energy Co.
3.000% due 06/22/2027		3,100	3,110

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 ~(c)	EUR	50,452	52,342

Steenbok Lux Finco 2 SARL (7.875% PIK)
7.875% (EUR003M) due 12/29/2022 ~(c)		1,670	1,914

Sunseeker International Ltd.
TBD% - 5.550% (LIBOR03M + 5.500%) due 10/31/2028 ~«µ		$22,100	22,100

Sunshine Luxembourg VII SARL
4.500% (LIBOR03M + 3.750%) due 10/01/2026 ~		6	6

Syniverse Holdings, Inc.
4.500% due 10/15/2028 «		64,194	63,904
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		39,024	38,804
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		22,468	22,347

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		32,933	31,627

Telemar Norte Leste S.A.
2.336% (LIBOR03M + 1.750%) due 02/26/2035 ~«		34,940	13,801

TransDigm, Inc.
2.354% (LIBOR03M + 2.250%) due 08/22/2024 ~		9,899	9,802
2.354% (LIBOR03M + 2.250%) due 12/09/2025 ~		9,899	9,778

U.S. Renal Care, Inc.
5.104% (LIBOR03M + 5.000%) due 06/26/2026 ~		5,103	4,976

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		$2,382	$2,395

Veritas U.S., Inc.
6.000% (LIBOR03M + 5.000%) due 09/01/2025 ~		8,330	8,339

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 ~«		6,185	6,177

Total Loan Participations and Assignments (Cost $864,998)			854,295

CORPORATE BONDS & NOTES 55.8%

BANKING & FINANCE 11.9%

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (k)	EUR	20,227	22,467
2.625% due 04/28/2025 (k)		7,000	7,995
3.625% due 09/24/2024 (k)		7,800	9,064
5.375% due 01/18/2028 •(k)		6,000	5,409
8.000% due 01/22/2030 •(k)		2,514	2,392
10.500% due 07/23/2029 (k)		12,177	13,229

Barclays PLC
7.125% due 06/15/2025 •(g)(h)(k)	GBP	300	448

Claveau Re Ltd.
17.278% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$3,400	3,416

Credit Suisse Group AG
5.250% due 02/11/2027 •(g)(h)(k)		700	725
6.375% due 08/21/2026 •(g)(h)(k)		600	648
7.125% due 07/29/2022 •(g)(h)(k)		200	205
7.250% due 09/12/2025 •(g)(h)(k)		200	220

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (k)		19,750	19,758

FloodSmart Re Ltd.
13.028% (T-BILL 3MO + 13.000%) due 03/01/2024 ~		3,920	3,969
16.778% (T-BILL 3MO + 16.750%) due 03/01/2024 ~		1,120	1,128

Ford Motor Credit Co. LLC
2.330% due 11/25/2025 (k)	EUR	300	356
2.386% due 02/17/2026		100	119

Jefferson Capital Holdings LLC
6.000% due 08/15/2026 (k)		$7,900	8,007

JPMorgan Chase Bank N.A.
7.500% due 06/19/2035	IDR	228,824,000	16,911

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (k)		$3,600	3,785
4.500% due 09/01/2026 (k)		1,200	1,293
4.500% due 01/15/2028 (k)		200	217
5.750% due 02/01/2027 (k)		5,100	5,769

NAC Aviation DAC
4.920% due 02/27/2026 «(i)		6,138	4,598

NAC Aviation PPN
4.790% due 02/27/2024 «(i)		2,453	1,811
6.580% due 03/14/2025 «(i)		3,921	3,097

Uniti Group LP
6.000% due 01/15/2030 (k)		21,202	20,433
6.500% due 02/15/2029 (k)		26,904	26,852
7.875% due 02/15/2025 (k)		19,000	19,854

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		49,287	46,146

XP, Inc.
3.250% due 07/01/2026 (k)		4,600	4,416

			254,737

INDUSTRIALS 34.6%

Air Canada
3.875% due 08/15/2026 (k)		1,100	1,123

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altice Financing S.A.
5.750% due 08/15/2029 (k)		$6,453	$6,398

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (k)		811	827
3.575% due 07/15/2029 (k)		686	698
3.700% due 04/01/2028 (k)		2,189	2,225

American Airlines, Inc.
5.500% due 04/20/2026 (k)		4,000	4,166

BCP Modular Services Finance PLC
4.750% due 11/30/2028	EUR	1,500	1,727

Bombardier, Inc.
7.125% due 06/15/2026 (k)		$21,846	22,692

CGG S.A.
7.750% due 04/01/2027 (k)	EUR	8,900	10,090
8.750% due 04/01/2027 (k)		$25,253	24,972

Community Health Systems, Inc.
6.625% due 02/15/2025 (k)		5,000	5,181
8.000% due 03/15/2026 (k)		28,000	29,466

Coty, Inc.
3.875% due 04/15/2026 (k)	EUR	7,300	8,506

Deluxe Corp.
8.000% due 06/01/2029 (k)		$3,100	3,244

DISH DBS Corp.
5.250% due 12/01/2026 (k)		5,630	5,729

Dufry One BV
2.000% due 02/15/2027 (k)	EUR	2,000	2,119

Endure Digital, Inc.
6.000% due 02/15/2029 (k)		$15,400	14,344

Envision Healthcare Corp.
8.750% due 10/15/2026 (k)		23,228	13,382

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (k)		5,398	5,434

Full House Resorts, Inc.
8.250% due 02/15/2028 (k)		7,765	8,164

Garda World Security Corp.
6.000% due 06/01/2029 (k)		3,200	3,061

Grifols Escrow Issuer S.A.
3.875% due 10/15/2028 (k)	EUR	3,600	4,124

Guara Norte SARL
5.198% due 06/15/2034 (k)		$5,490	5,401

II-VI, Inc.
5.000% due 12/15/2029 (k)		780	798

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		69,585	31,585
6.500% due 12/01/2029 «(b)		48,922	48,874

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (c)(k)		17,500	17,718

Jaguar Land Rover Automotive PLC
4.500% due 01/15/2026 (k)	EUR	800	948
6.875% due 11/15/2026 (k)		6,600	8,536

Kleopatra Holdings S.C.A.
6.500% due 09/01/2026 (k)		700	733

Mclaren Finance PLC
7.500% due 08/01/2026 (k)		$1,400	1,419

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		200	194

MGM China Holdings Ltd.
4.750% due 02/01/2027 (k)		1,300	1,289
5.375% due 05/15/2024 (k)		2,600	2,594

Midas OpCo Holdings LLC
5.625% due 08/15/2029 (k)		2,500	2,563

Mohegan Gaming & Entertainment
8.000% due 02/01/2026 (k)		8,118	8,534

MPH Acquisition Holdings LLC
5.500% due 09/01/2028 (k)		4,109	4,172
5.750% due 11/01/2028 (k)		17,000	16,193

NCL Corp. Ltd.
12.250% due 05/15/2024 (k)		9,715	11,522

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (k)		200	224

Petroleos Mexicanos
6.625% due 06/15/2035 (k)		5,250	5,053
6.700% due 02/16/2032		2,379	2,408

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/21/2047 (k)		$42,909	$38,166

Petrorio Luxembourg SARL
6.125% due 06/09/2026 (k)		3,445	3,460

Rolls-Royce PLC
1.625% due 05/09/2028 (k)	EUR	3,000	3,271
3.375% due 06/18/2026 (k)	GBP	300	408
3.625% due 10/14/2025 (k)		$6,972	7,084
4.625% due 02/16/2026	EUR	100	126
5.750% due 10/15/2027 (k)	GBP	4,200	6,335
5.750% due 10/15/2027 (k)		$16,584	18,357

Seagate HDD Cayman
4.091% due 06/01/2029 (k)		2,600	2,696

Southwestern Energy Co.
4.750% due 02/01/2032 (k)		1,900	2,005

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029 (k)		330	341

Standard Industries, Inc.
2.250% due 11/21/2026 (k)	EUR	2,000	2,238
4.375% due 07/15/2030 (k)		$11,400	11,654

Strathcona Resources Ltd.
6.875% due 08/01/2026 (k)		1,695	1,668

Studio City Finance Ltd.
5.000% due 01/15/2029 (k)		7,700	6,904

Tasty Bondco S.A.
6.250% due 05/15/2026 (k)	EUR	9,000	9,511

Times Square Hotel Trust
8.528% due 08/01/2026		$557	594

Topaz Solar Farms LLC
5.750% due 09/30/2039 (k)		17,690	21,111

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028 (k)		304	282

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (k)		20,402	20,728

Vale S.A.
2.762% due 12/29/2049 ~«(g)	BRL	340,000	30,376

Veritas U.S., Inc.
7.500% due 09/01/2025 (k)		$22,099	22,901

Victors Merger Corp.
6.375% due 05/15/2029 (k)		4,400	4,142

Viking Cruises Ltd.
13.000% due 05/15/2025 (k)		100	113

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (k)		14,500	14,502

VOC Escrow Ltd.
5.000% due 02/15/2028 (k)		15,000	14,872

Windstream Escrow LLC
7.750% due 08/15/2028 (k)		53,575	56,896

Wolverine Escrow LLC
8.500% due 11/15/2024 (k)		41,004	38,074
9.000% due 11/15/2026 (k)		22,676	21,567

Wynn Las Vegas LLC
5.250% due 05/15/2027 (k)		200	205
5.500% due 03/01/2025 (k)		24,976	25,759

Wynn Macau Ltd.
4.875% due 10/01/2024 (k)		500	471
5.500% due 01/15/2026 (k)		1,800	1,694
5.500% due 10/01/2027 (k)		600	559

Wynn Resorts Finance LLC
7.750% due 04/15/2025		300	315

			737,815

UTILITIES 9.3%

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (c)(k)		4,625	2,535

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023 (k)		48,000	49,403

FEL Energy SARL
5.750% due 12/01/2040 (k)		9,648	9,682

NGD Holdings BV
6.750% due 12/31/2026 (k)		1,113	1,021

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (c)(k)		25,900	22,756

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
4.200% due 06/01/2041 (k)		$7,500	$7,561
4.450% due 04/15/2042 (k)		448	456
4.600% due 06/15/2043 (k)		8,128	8,397
4.750% due 02/15/2044 (k)		21,408	22,250
4.950% due 07/01/2050 (k)		24,700	26,964

Peru LNG SRL
5.375% due 03/22/2030 (k)		12,625	10,940

Petrobras Global Finance BV
6.750% due 06/03/2050 (k)		19,771	20,713
6.900% due 03/19/2049 (k)		15,000	15,998

			198,676

Total Corporate Bonds & Notes (Cost $1,228,583)			1,191,228

CONVERTIBLE BONDS & NOTES 2.4%

BANKING & FINANCE 1.5%

Corestate Capital Holding S.A.
1.375% due 11/28/2022 (k)	EUR	7,300	7,334

PennyMac Corp.
5.500% due 03/15/2026 (k)		$24,225	23,741

			31,075

INDUSTRIALS 0.9%

DISH Network Corp.
3.375% due 08/15/2026 (k)		3,700	3,511

Vnet Group Inc
0.000% due 02/01/2026 (f)		20,000	16,100

			19,611

Total Convertible Bonds & Notes (Cost $53,257)			50,686

MUNICIPAL BONDS & NOTES 3.4%

PUERTO RICO 3.3%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(d)		64,550	57,449

CPR Custodial Receipt, Puerto Rico Revenue Bonds, Series 2021
1.000% due 01/01/2045 ^(d)		13,300	12,835

			70,284

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)		25,000	2,786

Total Municipal Bonds & Notes (Cost $64,722)			73,070

U.S. GOVERNMENT AGENCIES 2.0%

Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(k)		26,951	2,696
3.000% due 12/25/2032 - 01/25/2051 (a)(k)		16,236	2,143
3.500% due 05/25/2030 - 04/25/2050 (a)(k)		18,780	2,789
4.000% due 09/25/2051 (a)(k)		32,296	5,539
4.500% due 07/25/2045 - 12/25/2047 (a)(k)		5,237	849
5.000% due 08/25/2043 (a)(k)		3,719	715

Freddie Mac
2.000% due 11/25/2050 - 01/25/2051 (a)(k)		21,578	2,157
2.500% due 03/25/2051 (a)(k)		17,889	2,390
3.000% due 11/25/2050 - 09/25/2051 (a)(k)		55,433	8,071
3.500% due 04/25/2041 - 08/25/2051 (a)(k)		33,603	4,359

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	93

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 11/25/2048 - 06/25/2051 (a)(k)	$19,076	$3,319
4.500% due 12/25/2050 - 07/25/2051 (a)(k)	12,818	1,993
5.890% due 07/15/2042 •(a)(k)	2,409	398
6.090% due 03/15/2043 - 11/15/2047 •(a)(k)	12,037	2,017

Uniform Mortgage-Backed Security, TBA
2.000% due 01/01/2052	3,000	2,991

Total U.S. Government Agencies (Cost $41,040)		42,426

NON-AGENCY MORTGAGE-BACKED SECURITIES 44.9%

280 Park Avenue Mortgage Trust
2.937% due 09/15/2034 •(k)	4,750	4,704

Ashford Hospitality Trust
2.210% due 04/15/2035 •(k)	2,500	2,477
3.210% due 04/15/2035 •	8,700	8,414

Atrium Hotel Portfolio Trust
3.160% due 12/15/2036 •(k)	1,111	1,054
3.510% due 06/15/2035 •(k)	11,037	10,552

Austin Fairmont Hotel Trust
2.360% due 09/15/2032 •	6,000	5,863

Banc of America Funding Trust
0.343% due 06/26/2036 •(k)	4,030	3,868
1.119% due 09/26/2036 ~	4,502	3,985
5.750% due 05/26/2036	429	374

Barclays Commercial Mortgage Securities Trust
3.660% due 07/15/2037 •(k)	4,278	4,240
3.688% due 02/15/2053 ~(k)	15,650	15,527
4.760% due 02/15/2033 •(k)	5,000	5,023

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~(k)	16,240	16,091

Bear Stearns Commercial Mortgage Securities Trust
5.430% due 01/12/2045 ~	5,126	3,884

Beast Mortgage Trust
2.750% due 03/15/2036 •(k)	24,870	24,884
3.700% due 03/15/2036 •(k)	5,750	5,745
4.700% due 03/15/2036 •(k)	6,125	6,133

Beneria Cowen & Pritzer Collateral Funding Corp.
3.748% due 06/15/2038 •(k)	5,000	4,960

Braemar Hotels & Resorts Trust
2.510% due 06/15/2035 •	5,000	4,878

BX Commercial Mortgage Trust
3.260% due 07/15/2034 •(k)	9,412	9,434
4.360% due 07/15/2034 •(k)	6,800	6,815

Citigroup Commercial Mortgage Trust
2.520% due 02/15/2039 •(k)	14,327	14,236
2.910% due 12/15/2036 •(k)	8,811	8,735
3.518% due 05/10/2035 ~(k)	1,300	1,289
3.790% due 12/15/2072 ~	4,600	4,250

Colony Mortgage Capital Ltd.
2.831% due 11/15/2038 •(k)	15,000	14,862

Commercial Mortgage Trust
1.660% due 06/15/2034 •(k)	4,950	4,754
2.504% due 06/15/2034 •(k)	7,400	6,979

Connecticut Avenue Securities Trust
2.800% due 12/25/2041 •	4,300	4,307

CRSNT Commercial Mortgage Trust
3.610% due 04/15/2036 •(k)	7,000	7,012

DBWF Mortgage Trust
3.122% due 12/19/2030 •(k)	29,075	28,974

Deutsche Mortgage & Asset Receiving Corp.
0.592% due 11/27/2036 •	6,300	5,612

DOLP Trust
0.665% due 05/10/2041 ~(a)(k)	309,500	15,218
3.704% due 05/10/2041 ~	29,000	26,348

DROP Mortgage Trust
2.860% due 04/15/2026 •(k)	5,500	5,511

Extended Stay America Trust
3.810% due 07/15/2038 •(k)	18,703	18,771

Freddie Mac
7.550% due 10/25/2041 •	22,000	22,937

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GCT Commercial Mortgage Trust
3.460% due 02/15/2038 •(k)	$49,700	$49,652

Greenwood Park CLO Ltd.
0.000% due 10/20/2030 «	13,000	260
0.000% due 04/15/2031 «	27,000	540

GS Mortgage Securities Corp. Trust
2.660% due 11/15/2032 •(k)	10,632	10,533
4.610% due 07/15/2032 •(k)	25,400	25,475

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~(a)	204,132	7,924
0.010% due 12/25/2060 ~	267	266
0.165% due 12/25/2060 ~(a)	180,782	1,000
3.619% due 12/25/2060 ~	34,468	34,206

Hawaii Hotel Trust
2.860% due 05/15/2038 •	5,000	4,965
2.860% due 05/15/2038 •(k)	34,335	34,094

Hilton Orlando Trust
2.910% due 12/15/2034 •(k)	10,953	10,898

Hilton USA Trust
6.155% due 11/05/2035	6,017	6,032

HPLY Trust
3.260% due 11/15/2036 •(k)	1,781	1,728

InTown Hotel Portfolio Trust
4.210% due 01/15/2033 •(k)	13,100	13,166

J.P. Morgan Chase Commercial Mortgage Securities Trust
2.310% due 02/15/2035 •(k)	1,000	998

JP Morgan Alternative Loan Trust
0.382% due 03/25/2037 •(k)	17,857	19,049

JP Morgan Chase Commercial Mortgage Securities Trust
2.604% due 07/05/2033 •(k)	5,012	5,016
2.954% due 07/05/2033 •(k)	10,000	10,010
3.110% due 06/15/2035 •(k)	27,417	27,416
3.210% due 03/15/2036 •(k)	25,550	25,499
3.960% due 03/15/2036 •(k)	9,500	9,481
5.868% due 01/12/2038 ~(k)	2,203	2,225

JP Morgan Resecuritization Trust
0.282% due 12/27/2046 •	9,433	8,176

ML-CFC Commercial Mortgage Trust
5.324% due 12/12/2049 ~	199	197

Morgan Stanley Capital Trust
2.310% due 11/15/2034 •(k)	5,370	5,342
3.260% due 11/15/2034 •	3,357	3,316
3.744% due 12/15/2036 •	3,000	2,998

Morgan Stanley Re-REMIC Trust
1.109% due 03/26/2037 þ(k)	4,016	4,106

MRCD Mortgage Trust
2.718% due 12/15/2036 (k)	28,715	27,348

Natixis Commercial Mortgage Securities Trust
2.360% due 11/15/2034 •(k)	6,000	5,978
3.790% due 11/15/2032 ~	2,042	2,028
3.790% due 11/15/2032 ~(k)	13,150	13,144

New Orleans Hotel Trust
2.799% due 04/15/2032 •	7,491	7,230

New Residential Mortgage Loan Trust
3.528% due 07/25/2055 ~	1,242	1,242
4.002% due 07/25/2059 ~	5,000	4,708
4.328% due 07/25/2055 ~	1,000	999

PMT Credit Risk Transfer Trust
3.002% due 02/27/2024 •(k)	23,297	23,633

PRET LLC
3.967% due 09/25/2051 þ	17,900	17,488

Ready Capital Mortgage Financing LLC
3.852% due 04/25/2038 •(k)	7,000	6,981

Residential Accredit Loans, Inc. Trust
0.522% due 06/25/2037 •	983	971

Seasoned Credit Risk Transfer Trust
4.250% due 09/25/2060	6,220	6,359
4.250% due 03/25/2061 ~	3,263	3,319
4.750% due 10/25/2058 ~	2,360	2,426
5.159% due 05/25/2057 ~	17,989	10,799
8.787% due 11/25/2060 ~	5,548	5,275
14.422% due 09/25/2060 ~	4,250	4,056

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SFO Commercial Mortgage Trust
3.010% due 05/15/2038 •(k)		$18,000	$18,099
3.760% due 05/15/2038 •(k)		6,000	6,071

Tharaldson Hotel Portfolio Trust
3.584% due 11/11/2034 •		5,025	4,913

Trinity Square PLC
0.000% due 07/15/2059 (f)	GBP	10,853	38,059
3.550% due 07/15/2059 •		10,843	14,702
4.550% due 07/15/2059 •		5,421	7,379
5.050% due 07/15/2059 •		10,844	14,700
6.050% due 07/15/2059 •		7,683	10,413

VASA Trust
3.260% due 07/15/2039 •(k)		$10,000	10,035
4.010% due 07/15/2039 •		7,000	7,028

Verus Securitization Trust
3.195% due 10/25/2063 ~(k)		1,800	1,798

Waikiki Beach Hotel Trust
2.140% due 12/15/2033 •(k)		3,000	2,976
2.790% due 12/15/2033 •		5,000	4,863

WaMu Mortgage Pass-Through Certificates Trust
0.892% due 07/25/2047 •		2,598	2,350
1.152% due 12/25/2045 •		7,315	6,758

Wells Fargo Mortgage-Backed Securities Trust
2.602% due 10/25/2036 ~		335	330

Total Non-Agency Mortgage-Backed Securities (Cost $953,895)			957,726

ASSET-BACKED SECURITIES 14.6%

ACE Securities Corp. Home Equity Loan Trust
0.687% due 02/25/2036 •(k)		6,042	6,149

Asset-Backed Securities Corp. Home Equity Loan Trust
0.332% due 05/25/2037 •		6,135	5,051

Ayresome CDO Ltd.
0.560% due 12/08/2045 •		29,302	16,628

Bear Stearns Asset-Backed Securities Trust
0.432% due 01/25/2037 •		6,302	6,359

BSPRT Issuer Ltd.
2.510% due 05/15/2029 •(k)		5,000	4,973

Carvana Auto Receivables Trust
0.000% due 01/10/2028 «(f)		10	4,280

College Avenue Student Loans LLC
4.120% due 07/25/2051		1,750	1,756

Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)		843,310	1,102
0.234% due 08/02/2049 •		30,014	838

First Franklin Mortgage Loan Trust
0.412% due 10/25/2036 •		4,000	3,549

First NLC Trust
1.122% due 12/25/2035 •		3,250	3,188

Flagship Credit Auto Trust
0.000% due 04/17/2028 «(f)		10	3,681

FREED ABS Trust
0.000% due 09/20/2027 «(f)		4	1,564

Greenwood Park CLO Ltd.
0.000% due 04/15/2031 ~		27,000	18,967

Home Equity Mortgage Loan Asset-Backed Trust
0.272% due 04/25/2037 •		8,105	6,638

KKR CLO Ltd.
0.000% due 04/20/2034 ~		10,000	8,803

Long Beach Mortgage Loan Trust
0.807% due 11/25/2035 •(k)		10,014	9,978

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~		5,600	3,814

Marlette Funding Trust
0.000% due 09/16/2030 «(f)		38	7,694

Mill City Mortgage Loan Trust
0.000% due 04/25/2057 ~		362,773	5,985
0.000% due 11/25/2058 ~		305,356	1,381
0.653% due 11/25/2058 ~		16,205	14,929
1.913% due 04/25/2057 ~		19,586	19,227

Montauk Point CDO Ltd.
0.437% due 04/06/2046 •		327,058	10,173
0.442% due 10/06/2042 •		213,556	19,786

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
1.212% due 07/25/2035 •	$6,908	$6,496

Morgan Stanley Capital, Inc. Trust
0.462% due 03/25/2036 •	2,695	2,439

Myers Park CLO Ltd.
0.000% due 10/20/2030 ~	13,000	9,257

NAC Aviation PPN
6.730% due 03/15/2027 «(i)	4,442	3,720

Option One Mortgage Loan Trust
0.342% due 04/25/2037 •	4,060	2,855

PRET LLC
3.721% due 07/25/2051 þ	2,600	2,567

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ	7,958	3,970

Securitized Asset-Backed Receivables LLC Trust
0.602% due 03/25/2036 •	1,612	1,292

Sierra Madre Funding Ltd.
0.484% due 09/07/2039 •	1,383	1,235

Specialty Underwriting & Residential Finance Trust
0.402% due 09/25/2037 •(k)	24,987	12,759

Structured Asset Investment Loan Trust
0.622% due 05/25/2036 •	14,747	7,111

Structured Asset Securities Corp. Mortgage Loan Trust
0.302% due 06/25/2037 •	6,434	5,195
0.342% due 01/25/2037 •(k)	10,000	7,916
0.402% due 04/25/2036 •	20,088	19,904

Structured Finance Advisors ABS CDO Ltd.
0.214% due 07/02/2037 •	43,989	11,745

Summer Street Ltd.
0.430% due 12/06/2045 •	50,668	13,136

Towd Point Mortgage Trust
5.250% due 11/25/2058 ~	2,816	2,836
5.750% due 11/25/2058 ~	5,278	5,323
6.250% due 11/25/2058 ~	5,460	5,530

Total Asset-Backed Securities (Cost $324,094)		311,779

SOVEREIGN ISSUES 5.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ(k)	17,043	6,050
1.125% due 07/09/2035 þ	3,348	1,088
2.000% due 01/09/2038 þ(k)	2,899	1,115
2.500% due 07/09/2041 þ(k)	41,970	14,978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ecuador Government International Bond
1.000% due 07/31/2035 þ(k)		$3,300	$2,170
5.000% due 07/31/2030 þ(k)		19,720	16,343

Egypt Government International Bond
3.875% due 02/16/2026 (k)		2,350	2,204
6.375% due 04/11/2031	EUR	5,240	5,515
7.500% due 02/16/2061 (k)		$6,650	5,447

Nigeria Government International Bond
8.250% due 09/28/2051 (k)		3,600	3,384

Romania Government International Bond
2.750% due 04/14/2041 (k)	EUR	5,800	5,915
2.875% due 04/13/2042 (k)		4,000	4,089

South Africa Government International Bond
8.875% due 02/28/2035 (k)	ZAR	682,900	38,556

Ukraine Government International Bond
6.876% due 05/21/2029 (k)		$10,700	9,505

Total Sovereign Issues (Cost $121,339)			116,359

		SHARES
COMMON STOCKS 0.1%

FINANCIALS 0.1%

Credit Suisse Group AG		115,607	1,126

INDUSTRIALS 0.0%

Voyager Aviation Holdings «		6,860	0

Total Common Stocks (Cost $1,095)			1,126

PREFERRED SECURITIES 3.6%

BANKING & FINANCE 3.0%

Nationwide Building Society
10.250% ~		4,600	1,191

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)(k)		40,671,275	63,900

			65,091

INDUSTRIALS 0.6%

Voyager Aviation Holdings LLC
9.500% «		41,160	12,774

Total Preferred Securities (Cost $79,601)			77,865

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 3.3%

FINANCIALS 3.3%

AGNC Investment Corp.	1,270,500	$19,109

Annaly Capital Management, Inc.	2,438,000	19,065

KKR Real Estate Finance Trust, Inc.	1,082,100	22,540

PennyMac Mortgage Investment Trust	556,200	9,639

Total Real Estate Investment Trusts (Cost $71,245)		70,353

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS (j) 0.9%
		20,100

U.S. TREASURY BILLS 0.6%
0.051% due 01/04/2022 - 03/24/2022 (e)(f)(k)(m)(o)	$13,713	13,713

U.S. TREASURY CASH MANAGEMENT BILLS 4.0%
0.068% due 03/15/2022 - 03/29/2022 (e)(f)(k)(m)(o)	86,000	85,988

Total Short-Term Instruments (Cost $119,799)		119,801

Total Investments in Securities (Cost $3,923,668)		3,866,714

Total Investments 181.2% (Cost $3,923,668)		$3,866,714

Financial Derivative Instruments (l)(n) (0.1)% (Cost or Premiums, net $(7,898))		(1,376)

Other Assets and Liabilities, net (81.1)%		(1,731,077)

Net Assets 100.0%		$2,134,261

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	95

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NAC Aviation DAC	4.920%	02/27/2026	09/17/2021	$4,967	$4,598	0.22%
NAC Aviation PPN	4.790	02/27/2024	09/22/2021	2,025	1,811	0.08
NAC Aviation PPN	6.580	03/14/2025	09/22/2021	3,217	3,097	0.15
NAC Aviation PPN	6.730	03/15/2027	09/22/2021	3,627	3,720	0.17
Project Quasar Pledgco SLU	3.250	09/06/2025	12/21/2021	18,359	18,496	0.87

				$32,195	$31,722	1.49%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.030%	12/31/2021	01/03/2022	$20,100	U.S. Treasury Notes 2.500% due 05/15/2024	$(20,513)	$20,100	$20,100

Total Repurchase Agreements						$(20,513)	$20,100	$20,100

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	0.520%	10/13/2021	01/11/2022			$(17,311)	$(17,331)
BOS	0.260	10/18/2021	01/12/2022			(10,202)	(10,208)
	0.450	06/30/2021	03/30/2022			(6,794)	(6,810)
BPS	(2.250)	10/08/2021	TBD	(3)	EUR	(1,984)	(2,250)
	(0.650)	12/08/2021	TBD	(3)		$(4,484)	(4,482)
	(0.400)	10/22/2021	01/19/2022		EUR	(380)	(432)
	(0.380)	10/08/2021	01/14/2022			(49,368)	(56,154)
	(0.350)	09/24/2021	01/13/2022			(1,315)	(1,495)
	(0.350)	10/08/2021	01/14/2022			(6,937)	(7,891)
	(0.350)	11/16/2021	02/11/2022			(4,714)	(5,364)
	(0.300)	10/08/2021	01/14/2022			(6,055)	(6,888)
	(0.300)	11/03/2021	01/28/2022			(3,001)	(3,415)
	(0.300)	11/08/2021	02/07/2022			(3,258)	(3,707)
	(0.300)	11/15/2021	02/09/2022			(1,033)	(1,176)
	0.260	12/06/2021	01/05/2022			$(2,835)	(2,835)
	0.350	10/22/2021	01/20/2022			(9,040)	(9,046)
	0.350	11/08/2021	TBD	(3)	GBP	(3,042)	(4,120)
	0.480	10/12/2021	01/10/2022			$(12,990)	(13,005)
	0.500	07/09/2021	01/05/2022			(23,881)	(23,940)
	0.500	07/14/2021	01/12/2022			(4,076)	(4,086)
	0.500	07/21/2021	01/21/2022			(9,479)	(9,500)
	0.500	09/13/2021	03/14/2022			(148)	(148)
	0.500	10/06/2021	01/10/2022			(8,672)	(8,683)
	0.500	11/09/2021	01/21/2022			(1,357)	(1,358)
	0.500	12/29/2021	03/14/2022			(2,224)	(2,224)
	0.510	09/20/2021	03/21/2022			(6,504)	(6,514)
	0.510	09/23/2021	03/21/2022			(943)	(945)
	0.510	10/21/2021	02/17/2022			(6,712)	(6,719)
	0.530	08/12/2021	05/12/2022			(5,533)	(5,545)
	0.530	11/02/2021	05/12/2022			(1,682)	(1,683)
	0.540	12/27/2021	03/09/2022			(18,818)	(18,820)
	0.550	07/23/2021	04/25/2022			(817)	(819)
	0.550	09/28/2021	04/25/2022			(1,479)	(1,481)
	1.050	06/11/2021	06/01/2022			(6,017)	(6,053)
	1.100	04/16/2021	04/18/2022			(32,026)	(32,282)
	1.100	06/11/2021	04/18/2022			(4,554)	(4,583)
BRC	(4.000)	03/12/2021	TBD	(3)	EUR	(2,731)	(3,077)
	(0.950)	10/21/2021	TBD	(3)		(1,892)	(2,150)
	(0.950)	10/22/2021	TBD	(3)		(1,953)	(2,220)
	(0.650)	09/23/2021	TBD	(3)		(421)	(478)
	(0.550)	11/05/2021	02/04/2022			(1,761)	(2,003)
	0.420	11/15/2021	01/19/2022			$(2,303)	(2,305)

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.450%	11/08/2021	01/10/2022			$(17,992)	$(18,005)
	0.500	09/03/2021	03/03/2022			(3,554)	(3,560)
	0.500	09/10/2021	03/10/2022			(20,249)	(20,282)
	0.500	09/13/2021	03/14/2022			(42,601)	(42,667)
	0.500	12/14/2021	01/10/2022			(2,836)	(2,837)
	0.598	09/07/2021	03/07/2022			(384)	(385)
	0.600	08/09/2021	02/09/2022			(546)	(548)
	0.604	07/29/2021	01/31/2022			(27,222)	(27,294)
	0.605	08/18/2021	02/18/2022			(6,461)	(6,476)
	0.606	08/12/2021	02/15/2022			(15,453)	(15,490)
	0.750	05/03/2021	02/03/2022			(31,410)	(31,570)
	0.750	08/16/2021	02/03/2022			(8,139)	(8,163)
	0.753	12/27/2021	01/31/2022			(3,328)	(3,329)
	0.763	07/08/2021	01/10/2022			(15,190)	(15,248)
	0.764	04/06/2021	01/06/2022			(21,192)	(21,312)
	0.803	09/21/2021	03/21/2022			(869)	(871)
	0.803	09/22/2021	03/21/2022			(36,573)	(36,657)
	0.805	10/06/2021	04/06/2022			(16,613)	(16,646)
	0.821	08/13/2021	01/06/2022			(8,675)	(8,703)
	1.050	04/16/2021	01/18/2022			(25,687)	(25,883)
	1.050	04/20/2021	01/20/2022			(46,280)	(46,628)
BYR	0.500	07/26/2021	01/26/2022			(94,969)	(95,181)
	0.500	12/08/2021	01/26/2022			(17,418)	(17,424)
	0.500	12/23/2021	01/26/2022			(2,003)	(2,003)
	0.500	12/27/2021	01/26/2022			(7,404)	(7,404)
	0.650	04/09/2021	03/25/2022			(19,955)	(20,046)
	0.650	04/12/2021	03/25/2022			(11,563)	(11,615)
	0.650	12/08/2021	03/25/2022			(8,903)	(8,907)
	0.650	12/15/2021	03/25/2022			(2,977)	(2,978)
CEW	(0.320)	09/24/2021	01/13/2022		EUR	(2,883)	(3,280)
	0.280	09/24/2021	01/13/2022		GBP	(274)	(371)
	0.450	07/22/2021	01/21/2022			$(3,549)	(3,557)
	0.457	07/09/2021	01/06/2022			(6,287)	(6,301)
	0.457	10/26/2021	01/06/2022			(3,985)	(3,988)
	0.457	11/03/2021	01/06/2022			(2,282)	(2,284)
	0.550	07/20/2021	01/20/2022			(12,891)	(12,924)
	0.700	04/01/2021	01/04/2022			(21,815)	(21,933)
	0.800	08/16/2021	02/16/2022			(4,842)	(4,857)
	0.850	07/12/2021	01/12/2022			(45,409)	(45,597)
	0.850	07/14/2021	01/12/2022			(60,278)	(60,524)
	0.950	06/14/2021	03/14/2022			(12,700)	(12,768)
CIB	0.570	10/13/2021	01/18/2022			(8,827)	(8,838)
	0.570	10/14/2021	01/13/2022			(7,026)	(7,035)
	0.580	12/27/2021	01/26/2022			(597)	(597)
IND	0.280	09/13/2021	03/14/2022			(7,154)	(7,160)
	0.290	08/02/2021	02/02/2022			(13,460)	(13,477)
	0.330	11/05/2021	05/05/2022			(1,188)	(1,189)
	0.430	12/27/2021	05/05/2022			(7,152)	(7,152)
	0.440	08/02/2021	02/02/2022			(551)	(552)
JML	(4.000)	07/01/2021	TBD	(3)	EUR	(2,362)	(2,672)
	(2.250)	09/24/2021	TBD	(3)		(167)	(189)
	(0.950)	10/21/2021	TBD	(3)		(5,211)	(5,921)
	(0.700)	09/24/2021	TBD	(3)		(675)	(767)
	(0.500)	11/17/2021	01/10/2022			$(4,374)	(4,371)
	(0.500)	12/08/2021	01/20/2022			(3,058)	(3,057)
	(0.420)	09/23/2021	TBD	(3)	EUR	(2,055)	(2,336)
	(0.420)	10/21/2021	01/19/2022			(371)	(422)
	(0.400)	10/01/2021	TBD	(3)		(23,273)	(26,468)
	(0.400)	10/21/2021	01/13/2022			(2,789)	(3,172)
	(0.350)	10/25/2021	01/13/2022			(762)	(867)
	(0.350)	11/05/2021	01/19/2022			(7,284)	(8,288)
	0.300	12/08/2021	01/10/2022			$(6,116)	(6,117)
	0.350	10/26/2021	01/13/2022			(2,978)	(2,980)
	0.400	11/05/2021	TBD	(3)	GBP	(1,103)	(1,493)
	0.400	12/15/2021	01/13/2022			$(16,963)	(16,967)
	0.450	12/15/2021	01/13/2022			(15,517)	(15,521)
	0.500	10/22/2021	01/24/2022			(11,071)	(11,083)
	0.500	10/25/2021	TBD	(3)	GBP	(298)	(404)
	0.500	11/26/2021	01/24/2022			$(10,002)	(10,007)
MBC	5.850	12/15/2021	01/05/2022		ZAR	(573,392)	(36,094)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	97

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
MEI	(0.200)%	10/08/2021	TBD	(3)	EUR	(1,826)	$(2,077)
	0.500	12/23/2021	01/11/2022			(34,534)	(34,539)
NOM	0.300	07/16/2021	TBD	(3)		(4,017)	(4,023)
	0.450	12/15/2021	01/14/2022			(9,221)	(9,223)
RBC	0.749	08/09/2021	02/09/2022			(5,794)	(5,812)
RTA	0.550	06/04/2021	03/07/2022			(3,429)	(3,440)
	0.600	10/07/2021	10/05/2022			(10,445)	(10,460)
	0.607	10/01/2021	04/01/2022			(20,641)	(20,674)
	0.650	09/20/2021	03/17/2022			(13,101)	(13,126)
	0.840	08/09/2021	05/09/2022			(19,398)	(19,464)
SBI	(0.250)	11/18/2021	TBD	(3)		(3,625)	(3,624)
SCX	(0.440)	10/22/2021	01/19/2022		EUR	(3,449)	(3,923)
	0.500	07/14/2021	01/11/2022			$(22,057)	(22,110)
	0.500	10/26/2021	01/11/2022			(15,590)	(15,604)
	0.500	10/28/2021	01/11/2022			(19,694)	(19,712)
SGY	0.240	12/08/2021	TBD	(3)		(4,784)	(4,785)
SOG	0.500	09/02/2021	03/02/2022			(2,436)	(2,440)
	0.500	09/13/2021	03/07/2022			(747)	(748)
	0.500	09/15/2021	03/15/2022			(594)	(595)
	0.500	09/22/2021	03/23/2022			(935)	(936)
	0.500	09/28/2021	03/23/2022			(915)	(916)
	0.500	10/25/2021	03/02/2022			(1,323)	(1,324)
	0.500	12/22/2021	03/23/2022			(680)	(680)
	0.550	06/14/2021	03/14/2022			(349)	(350)
	0.550	06/25/2021	03/02/2022			(8,504)	(8,529)
	0.550	07/02/2021	03/02/2022			(4,695)	(4,708)
	0.550	10/12/2021	04/27/2022			(1,790)	(1,793)
	0.550	12/22/2021	05/04/2022			(1,457)	(1,457)
	0.756	10/06/2021	04/06/2022			(7,579)	(7,594)
	0.799	08/09/2021	02/10/2022			(32,476)	(32,582)
TDM	0.220	06/02/2021	TBD	(3)		(1,504)	(1,506)
	0.220	07/09/2021	TBD	(3)		(7,837)	(7,846)
	0.220	08/09/2021	TBD	(3)		(570)	(571)
	0.220	08/09/2021	TBD	(3)		(94)	(94)
	0.350	08/13/2021	TBD	(3)		(2,023)	(2,026)
UBS	0.250	10/20/2021	TBD	(3)		(6,859)	(6,862)
	0.350	08/18/2021	TBD	(3)		(3,777)	(3,782)
	0.350	08/23/2021	TBD	(3)		(1,043)	(1,044)
	0.350	09/07/2021	TBD	(3)		(2,669)	(2,672)
	0.350	09/22/2021	TBD	(3)		(2,380)	(2,382)
	0.450	12/27/2021	TBD	(3)		(17,973)	(17,975)
	0.500	07/14/2021	01/12/2022			(13,245)	(13,277)
	0.510	06/07/2021	01/07/2022			(39,041)	(39,157)
	0.510	06/15/2021	01/11/2022			(9,919)	(9,947)
	0.510	09/30/2021	01/07/2022			(17,597)	(17,621)
	0.510	10/04/2021	01/07/2022			(21,919)	(21,947)
	0.510	11/23/2021	01/11/2022			(8,668)	(8,673)
	0.510	12/22/2021	01/07/2022			(7,083)	(7,085)

Total Reverse Repurchase Agreements							$(1,627,632)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(17,331)	$0	$(17,331)	$22,244	$4,913
BOS	0	(17,018)	0	(17,018)	17,622	604
BPS	20,100	(257,643)	0	(237,543)	274,776	37,233
BRC	0	(364,787)	0	(364,787)	439,219	74,432
BYR	0	(165,558)	0	(165,558)	192,606	27,048
CEW	0	(178,384)	0	(178,384)	218,360	39,976
CIB	0	(16,470)	0	(16,470)	19,988	3,518
IND	0	(29,530)	0	(29,530)	32,245	2,715
JML	0	(123,102)	0	(123,102)	141,156	18,054

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
MBC	$0	$(36,094)	$0	$(36,094)	$38,106	$2,012
MEI	0	(36,616)	0	(36,616)	59,488	22,872
NOM	0	(13,246)	0	(13,246)	13,970	724
RBC	0	(5,812)	0	(5,812)	6,815	1,003
RTA	0	(67,164)	0	(67,164)	80,095	12,931
SBI	0	(3,624)	0	(3,624)	4,763	1,139
SCX	0	(61,349)	0	(61,349)	69,615	8,266
SGY	0	(4,785)	0	(4,785)	4,912	127
SOG	0	(64,652)	0	(64,652)	80,734	16,082
TDM	0	(12,043)	0	(12,043)	12,812	769
UBS	0	(152,424)	0	(152,424)	176,306	23,882

Total Borrowings and Other Financing Transactions	$20,100	$(1,627,632)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(508,230)	$(204,977)	$(151,875)	$(865,082)
Convertible Bonds & Notes	0	(10,431)	0	(20,674)	(31,105)
U.S. Government Agencies	0	(33,801)	0	0	(33,801)
Non-Agency Mortgage-Backed Securities	0	(258,752)	(177,806)	(75,986)	(512,544)
Asset-Backed Securities	0	0	(22,121)	(10,636)	(32,757)
Sovereign Issues	0	(90,825)	(5,364)	0	(96,189)
Preferred Securities	0	(56,154)	0	0	(56,154)

Total Borrowings	$0	$(958,193)	$(410,268)	$(259,171)	$(1,627,632)

Payable for reverse repurchase agreements					$(1,627,632)

(k)	Securities with an aggregate market value of $1,906,787 and cash of $21,463 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(1,773,738) at a weighted average interest rate of 0.622%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	3.521%	EUR 12,000	$787	$68	$855	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	3.685	16,500	937	206	1,143	9	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.481	6,200	(642)	512	(130)	9	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.612	18,300	(1,383)	836	(547)	16	0

						$(301)	$1,622	$1,321	$34	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$700	$62	$1	$63	$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	99

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	18,400	$674	$(151)	$523	$0	$(478)
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023	BRL	77,400	(14)	(540)	(554)	0	(1)
Pay	1-Year BRL-CDI	7.655	Maturity	01/02/2024		248,000	0	(1,779)	(1,779)	0	(12)
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		318,400	2,522	(5,882)	(3,360)	0	(70)
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		40,100	(57)	(222)	(279)	0	(5)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		574,100	(9,673)	(10,924)	(20,597)	36	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		6,300	(352)	(19)	(371)	3	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		76,800	0	(225)	(225)	0	(53)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		43,200	(62)	169	107	26	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		25,450	2,132	(279)	1,853	0	(9)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		10,500	297	(127)	170	5	0
Receive(5)	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		114,200	(2,036)	3,089	1,053	0	(485)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032	EUR	57,100	(1,096)	1,702	606	54	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	MXN	151,500	17	(228)	(211)	0	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		282,100	(10)	(395)	(405)	0	0

							$(7,658)	$(15,811)	$(23,469)	$124	$(1,113)

Total Swap Agreements							$(7,897)	$(14,188)	$(22,085)	$159	$(1,113)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$159	$159	$0	$0	$(1,113)	$(1,113)

(m)

Securities with an aggregate market value of $12,730 and cash of $39,545 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2022	CAD	9,889		$7,897	$79	$0
	02/2022	MXN	1,905		92	0	0
	02/2022	PLN	23,952		5,985	94	(35)
	02/2022		$30,285	EUR	26,719	162	0
	02/2022		2,047	ZAR	30,626	0	(139)
	02/2022	ZAR	78,033		$5,296	435	0
	03/2022	MXN	7,256		348	0	(2)
	07/2022		$2,185	PEN	8,779	0	(15)

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	01/2022	IDR	47,911,624		$3,307	$0	$(59)
	01/2022		$1,512	RUB	110,726	0	(39)
	02/2022	EUR	9,159		$10,396	0	(41)
	02/2022	GBP	1,332		1,788	0	(15)
	02/2022		$4,487	RUB	335,732	0	(34)
	05/2022		1,425	ZAR	22,531	0	(37)
	08/2022		1,398		22,378	0	(35)
	11/2022		4,054		65,421	0	(114)

BRC	01/2022		12,291	RUB	887,752	0	(481)
	02/2022	EUR	153,914		$175,368	0	(17)
	02/2022		$1,062	GBP	801	23	0

CBK	01/2022	PEN	77,853		$19,081	0	(412)
	01/2022		$19,092	PEN	77,853	401	0
	02/2022	PLN	5,315		$1,390	75	0
	02/2022		$110	MXN	2,299	1	0
	02/2022		2,335	PEN	9,589	63	0
	02/2022		7,365	RUB	546,944	0	(111)
	02/2022		5,188	ZAR	80,629	34	(197)
	02/2022	ZAR	8,105		$501	0	(4)
	03/2022		$6,590	PEN	27,260	215	0
	03/2022		5,009	RUB	377,426	0	(35)
	04/2022		19,037	MXN	413,124	760	0
	07/2022	PEN	71,585		$17,643	0	(45)
	12/2022		$18,563	PEN	77,853	449	0

MYI	01/2022	BRL	116,788		$20,453	0	(514)
	01/2022	IDR	25,229,250		1,738	0	(35)
	01/2022		$20,928	BRL	116,788	40	0
	02/2022	CHF	972		$1,059	0	(9)
	02/2022	EUR	50,985		57,586	0	(512)
	02/2022		$20,316	BRL	116,788	509	0
	02/2022		1,767	EUR	1,562	13	0

SCX	02/2022	EUR	5,492		$6,211	0	(47)
	02/2022		$20,438	EUR	18,007	81	0
	02/2022		1,585	GBP	1,196	33	0

SSB	01/2022		20,786	BRL	116,788	181	0

TOR	01/2022	IDR	9,250,598		$643	0	(7)
	03/2022	MXN	6,857		324	0	(7)

UAG	01/2022		$2,925	RUB	212,362	0	(100)
	02/2022	GBP	105,961		$142,384	0	(1,020)
	03/2022		$2,323	RUB	175,713	0	(8)

Total Forward Foreign Currency Contracts						$3,648	$(4,126)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	0.213% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022	$	900	$0	$19	$19	$0

BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022		700	0	9	9	0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022		2,600	(1)	29	28	0

Total Swap Agreements									$(1)	$57	$56	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	101

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$770	$0	$0	$770	$(191)	$0	$0	$(191)	$579	$(580)	$(1)
BPS	0	0	19	19	(374)	0	0	(374)	(355)	273	(82)
BRC	23	0	9	32	(498)	0	0	(498)	(466)	(679)	(1,145)
CBK	1,998	0	0	1,998	(804)	0	0	(804)	1,194	(1,120)	74
MYC	0	0	28	28	0	0	0	0	28	0	28
MYI	562	0	0	562	(1,070)	0	0	(1,070)	(508)	264	(244)
SCX	114	0	0	114	(47)	0	0	(47)	67	0	67
SSB	181	0	0	181	0	0	0	0	181	2	183
TOR	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
UAG	0	0	0	0	(1,128)	0	0	(1,128)	(1,128)	721	(407)

Total Over the Counter	$3,648	$0	$56	$3,704	$(4,126)	$0	$0	$(4,126)

(o)

Securities with an aggregate market value of $1,260 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2021.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$35	$0	$0	$124	$159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,648	$0	$3,648
Swap Agreements	0	0	0	0	56	56

	$0	$0	$0	$3,648	$56	$3,704

	$0	$35	$0	$3,648	$180	$3,863

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,113	$1,113

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,126	$0	$4,126

	$0	$0	$0	$4,126	$1,113	$5,239

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$50	$50
Swap Agreements	0	4,351	0	0	(11,400)	(7,049)

	$0	$4,351	$0	$0	$(11,350)	$(6,999)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,721	$0	$23,721
Swap Agreements	0	0	0	0	1,398	1,398

	$0	$0	$0	$23,721	$1,398	$25,119

	$0	$4,351	$0	$23,721	$(9,952)	$18,120

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(7)	$(7)
Swap Agreements	0	(1,330)	0	0	(2,192)	(3,522)

	$0	$(1,330)	$0	$0	$(2,199)	$(3,529)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,423)	$0	$(11,423)
Swap Agreements	0	0	0	0	(1,161)	(1,161)

	$0	$0	$0	$(11,423)	$(1,161)	$(12,584)

	$0	$(1,330)	$0	$(11,423)	$(3,360)	$(16,113)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$597,806	$256,489	$854,295
Corporate Bonds & Notes
Banking & Finance	0	245,231	9,506	254,737
Industrials	0	658,565	79,250	737,815
Utilities	0	198,676	0	198,676
Convertible Bonds & Notes
Banking & Finance	0	31,075	0	31,075
Industrials	0	19,611	0	19,611
Municipal Bonds & Notes
Puerto Rico	0	70,284	0	70,284
West Virginia	0	2,786	0	2,786
U.S. Government Agencies	0	42,426	0	42,426
Non-Agency Mortgage-Backed Securities	0	956,926	800	957,726
Asset-Backed Securities	0	290,840	20,939	311,779
Sovereign Issues	0	116,359	0	116,359
Common Stocks
Financials	1,126	0	0	1,126
Preferred Securities
Banking & Finance	0	65,091	0	65,091
Industrials	0	0	12,774	12,774
Real Estate Investment Trusts
Financials	70,353	0	0	70,353

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Short-Term Instruments
Repurchase Agreements	$0	$20,100	$0	$20,100
U.S. Treasury Bills	0	13,713	0	13,713
U.S. Treasury Cash Management Bills	0	85,988	0	85,988

Total Investments	$71,479	$3,415,477	$379,758	$3,866,714

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	159	0	159
Over the counter	0	3,704	0	3,704

	$0	$3,863	$0	$3,863

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,113)	0	(1,113)
Over the counter	0	(4,126)	0	(4,126)

	$0	$(5,239)	$0	$(5,239)

Total Financial Derivative Instruments	$0	$(1,376)	$0	$(1,376)

Totals	$71,479	$3,414,101	$379,758	$3,865,338

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	103

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)	December 31, 2021	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2021:

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$98,710	$175,149	$(44,413)	$445	$(1,093)	$(213)	$27,904	$0	$256,489	$714
Corporate Bonds & Notes
Banking & Finance	0	10,089	0	121	0	(704)	0	0	9,506	(704)
Industrials	0	48,922	(433)	0	0	(48)	30,809	0	79,250	(48)
Convertible Bonds & Notes
Banking & Finance	1,211	0	(1,096)	0	0	(115)	0	0	0	0
Non-Agency Mortgage-Backed Securities	1,000	0	0	0	0	(200)	0	0	800	(200)
Asset-Backed Securities	22,057	5,611	0	23	0	(6,752)	0	0	20,939	(6,752)
Preferred Securities
Industrials	12,789	0	0	0	0	(15)	0	0	12,774	(15)

Totals	$135,767	$239,771	$(45,942)	$589	$(1,093)	$(8,047)	$58,713	$0	$379,758	$(7,005)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2021	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$18,496	Discounted Cash Flow	Discount Rate		4.600	—
	13,801	Indicative Market Quotation	Broker Quote		39.500	—
	7,625	Other Valuation Techniques(2)	—		—	—
	125,299	Proxy Pricing	Base Price		70.202-100.000	98.329
	22,100	Recent Transaction	Purchase Price		100.000	—
	69,168	Third Party Vendor	Broker Quote		96.000-100.125	98.256
Corporate Bonds & Notes
Banking & Finance	9,506	Proxy Pricing	Base Price		74.120-79.430	76.759
Industrials	48,874	Proxy Pricing	Base Price		100.000	—
	30,376	Reference Instrument	Weighted Average	BRL	50.472	—
Non-Agency Mortgage-Backed Securities	800	Other Valuation Techniques(2)	—		—	—
Asset-Backed Securities	20,939	Proxy Pricing	Base Price		84.210-42,578.250	25,437.882
Preferred Securities
Industrials	12,774	Discounted Cash Flow/ Comparable Companies	Discount Rate/ BV Multiple	%/X	19.850/0.290	—

Total	$379,758

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

104	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements	December 31, 2021	(Unaudited)

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PCM Fund, Inc.	June 23, 1993

PIMCO Global StocksPLUS® & Income Fund	February 16, 2005

PIMCO Strategic Income Fund, Inc.	December 9, 1993

PIMCO Dynamic Income Fund	January 19, 2011

PIMCO Dynamic Income Opportunities Fund	December 23, 2019

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	105

Notes to Financial Statements	(Cont.)

denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PCM Fund, Inc.	Monthly	Monthly

PIMCO Global StocksPLUS® & Income Fund	Monthly	Monthly

PIMCO Strategic Income Fund, Inc.	Monthly	Monthly

PIMCO Dynamic Income Fund	Monthly	Monthly

PIMCO Dynamic Income Opportunities Fund	Monthly	Monthly

Each Fund other than the PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. generally distributes each year all of its net investment income and net short-term capital gains. The PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. intend to distribute all or substantially all of their net investment income and net short-term capital gains over time. In addition, at least annually, each Fund generally distributes net realized long-term capital gains not previously distributed, if any.

Certain funds may invest in one or more Subsidiaries that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

For tax years ending before July 1, 2018, PIMCO Strategic Income Fund, Inc. (“RCS”) accounted for mortgage dollar rolls as financing transactions. On July 18, 2019, the Internal Revenue Service (“IRS”) granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding RCS’ treatment of mortgage dollar rolls and its impact on the Fund’s distributions and related consequences.

RCS Financial Highlights (as adjusted)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income from Investment Operations	Net Realized/ Unrealized Gain (Loss) from Investment Operations	Net Asset Value End of Year or Period	Net Assets End of Year or Period (000s)	Net Investment Income (Loss) Ratio to Average Net Assets	Portfolio Turnover Rate

6/30/2018	$7.77	$0.49	$(0.06)	$7.34	$315,577	6.39%	755%

6/30/2017	7.90	0.49	0.29	7.77	330,686	6.36	621

106	PIMCO CLOSED-END FUNDS

December 31, 2021	(Unaudited)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	107

Notes to Financial Statements	(Cont.)

At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to that Fund or class by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar

108	PIMCO CLOSED-END FUNDS

December 31, 2021	(Unaudited)

loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	109

Notes to Financial Statements	(Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing

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Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Current Value model is utilized for securities that are typically held at cost in the period of the initial investment, and potentially longer if the security is in an early-stage company that has made no material progress on its business plan. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Waterfall Recoverability model is based on liquidation or net asset value approaches. Typically this model would be used in distressed scenarios or when a business is worth more through the sale of individual assets than continuing as an operating business. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements	(Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended December 31, 2021 (amounts in thousands†, except number of shares).

PIMCO Dynamic Income Fund

Security Name	Market Value at 06/30/2021	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 12/31/2021	Dividend Income	Shares Held at 12/31/2021

Associated Materials Group, Inc.	$0	$72,463	$0	$0	$7,190	$79,653	$0	11,411,610

Neiman Marcus Group Ltd. LLC	0	19,376	0	0	68,844	88,220	0	602,840

Sierra Hamilton Holder LLC	0	7,690	0	0	(7,687)	3	0	30,337,712

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in

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a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from

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Notes to Financial Statements	(Cont.)

defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer

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may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their

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Notes to Financial Statements	(Cont.)

expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon

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negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a

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specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and

Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on

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the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising

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the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a

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credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund (other than PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

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Notes to Financial Statements	(Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of the Funds’ annual report dated June 30, 2021.

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS® & Income Fund (PGP)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Dynamic Income Fund (PDI)	PIMCO Dynamic Income Opportunities Fund (PDO)

Call Risk	X	X	X	X	X

Collateralized Loan Obligations Risk	X	X	X	X	X

Contingent Convertible Securities Risk	X	X	X	X	X

Counterparty Risk	X	X	X	X	X

Credit Default Swaps Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Distribution Risk	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	X	X	X

Foreign (Non-U.S.) Investment Risk	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Issuer Risk	X	X	X	X	X

Issuer Non-Diversification Risk	—	—	—	—	X

Leverage Risk	X	X	X	X	X

Liquidity Risk	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	—	X	X

Management Risk	X	X	X	X	X

Market Risk	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities Risk	X	X	X	X	X

New/Small Fund Risk	—	—	—	—	X

Other Investment Companies Risk	X	X	X	X	X

Portfolio Turnover Risk	X	X	X	X	X

Preferred Securities Risk	X	X	X	X	X

Private Placements Risk	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	X	X	X

Regulatory Risk	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X

Repurchase Agreements Risk	X	X	X	X	X

Restricted Securities Risk	X	X	X	X	X

Segregation and Coverage Risk	X	X	X	X	X

Senior Debt Risk	X	X	X	X	X

Sovereign Debt Risk	X	X	X	X	X

Structured Investments Risk	X	X	X	X	X

Subsidiary Risk	—	—	—	X	X

Tax Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

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December 31, 2021	(Unaudited)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateral Loan Obligations Risk  is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, which includes the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Distribution Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

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Notes to Financial Statements	(Cont.)

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Securities and Related Market Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

New/Small Fund Risk  is the risk that a new or smaller fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Preferred Securities Risk  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on

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Notes to Financial Statements	(Cont.)

a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Senior Debt Risk  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subsidiary Risk  is the risk that, by investing in a Fund’s Subsidiary, the Fund would be exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Principal Risks of the Funds section of the Funds’ annual report dated June 30, 2021 for a more comprehensive list of the principal risks the Funds may be subject to. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of LIBOR) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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December 31, 2021	(Unaudited)

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an

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Notes to Financial Statements	(Cont.)

account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreements with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations. Pursuant to the Agreements, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PCM Fund, Inc.	0.900%	(1)

PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)

PIMCO Strategic Income Fund, Inc.	0.955%	(3)

PIMCO Dynamic Income Fund	1.100%	(4)(5)

PIMCO Dynamic Income Opportunities Fund	1.150%	(4)

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(5)	Effective December 13, 2021, the annual management fee was reduced from 1.15% to 1.10%.

(b) Fund Expenses  With respect to each Fund other than PIMCO Dynamic Income Opportunities Fund, each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio

128	PIMCO CLOSED-END FUNDS

December 31, 2021	(Unaudited)

transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

With respect to PIMCO Dynamic Income Opportunities Fund, the Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with, and incident to, shareholder meetings and proxy solicitations involving contested elections of trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act, and the rules and regulations thereunder, and the initial registration of its Shares under the Securities Act of 1933, as amended, and with respect

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	129

Notes to Financial Statements	(Cont.)

to Share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, expenses associated with tender offers and other repurchases and redemptions, and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the operation of a managed distribution plan; and (xiii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge and Ms. Vandecruze) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager. Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund), Virtus Investment Advisers, Inc. became the primary investment adviser to all of those funds (the “Former Allianz-Managed Funds”), and therefore they are no longer included within the same fund complex as the PIMCO-Managed Funds. AllianzGI has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PCM Fund, Inc.	$2,040	$15,609

PIMCO Global StocksPLUS® & Income Fund	2,029	15,965

PIMCO Strategic Income Fund, Inc.	16,394	41,279

PIMCO Dynamic Income Fund	30,118	225,458

PIMCO Dynamic Income Opportunities Fund	9,144	451,889

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS® & Income Fund, PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc., and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are indemnified to the maximum extent permitted by Maryland Law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

130	PIMCO CLOSED-END FUNDS

December 31, 2021	(Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PCM Fund, Inc.	$26,888	$25,327	$75,716	$67,229

PIMCO Global StocksPLUS® & Income Fund	383,460	379,569	77,850	66,741

PIMCO Strategic Income Fund, Inc.	2,519,002	2,375,418	133,898	134,169

PIMCO Dynamic Income Fund	16,392	8,819	1,394,064	802,829

PIMCO Dynamic Income Opportunities Fund	418,121	313,215	1,020,733	1,208,565

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. Each of PIMCO Global StocksPLUS® & Income Fund, PIMCO Dynamic Income Fund (“PDI”) and PIMCO Dynamic Income Opportunities Fund (“PDO”) has been authorized to issue an unlimited number of Common Shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).

As of the end of the reporting period, PDI had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statements, PDI may offer and sell Common Shares having an aggregate offering value of up to $600,000,000. PDI may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.

PDI has entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to the Fund may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. The Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under the Sales Agreement.

The aggregate dollar amount of Common Shares registered under PDI’s Shelf Registration Statement as of the end of the periods described below, as well as the number of Common Shares sold and the total amount of offering proceeds (net of offering costs, if any) received by each Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods were as follows:

	PDI

	Six Months Ended 12/31/2021	Year Ended 06/30/2021

Common Shares registered (aggregate $)	$600,000,000	$600,000,000

Common Shares sold	2,374,368	8,847,510

Common Shares sold in Reorganization	147,078,553	0

Offering proceeds (net of offering costs)	63,933,875	226,915,535

Offering proceeds (net of offering costs) in Reorganization	3,562,154,298	0

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

14. BASIS FOR CONSOLIDATION

PCILS I LLC, PDILS I LLC, PDOLS I LLC, CLM 4365 LLC and RLM 4365 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware LLC exempted company, were formed as wholly owned subsidiaries acting as investment vehicles for PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), as applicable, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PIMCO Dynamic Income Fund’s and PIMCO Dynamic Income Opportunities Fund’s investment portfolios have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiary. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective subsidiary. All inter-company

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Notes to Financial Statements	(Cont.)

transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets

PCILS I LLC	03/07/2013	0.6%

PDILS I LLC	03/12/2013	0.1%

PDOLS I LLC	01/15/2021	0.0%

CLM 4365 LLC	01/15/2021	0.0%

RLM 4365 LLC	01/15/2021	0.0%

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. REORGANIZATION

The Board approved the reorganization (the “Reorganization”) of PIMCO Income Opportunity Fund and PIMCO Dynamic Credit and Mortgage Income Fund (each an “Acquired Fund”) with and into PIMCO Dynamic Income Fund (the “Acquiring Fund”). Pursuant to the Reorganization, shareholders of the Acquired Funds became shareholders of the Acquiring Fund. The Reorganization was completed upon the close of business on December 10, 2021. The transaction was structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the “Code”). In the Reorganization, the Acquiring Fund acquired all of the assets and assumed of all the liabilities of each of the Acquired Funds in exchange for newly-issued common shares of the Acquiring Fund (“Merger Shares”). Shareholders of the Acquired Funds received Merger Shares (and cash in lieu of fractional Merger Shares, if any), equal to the aggregate net asset value of their holdings of each Acquired Fund, as applicable. The exchange was based on the net asset value per common share (“NAV”) of the Acquiring Fund and each of the Acquired Funds as of the close of business on December 10, 2021. The investment portfolios of the Acquired Funds, with an aggregate fair value of approximately $6,239,358,055 and aggregate identified cost of approximately $6,269,110,151 as of the date of the Reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the Reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquired Fund

PIMCO Income Opportunity Fund	21,513	494,490	22.99	2,056

PIMCO Dynamic Credit and Mortgage Income Fund	154,747	3,067,680	19.82	(31,809)
Acquiring Fund

PIMCO Dynamic Income Fund	73,058	1,769,430	24.22	1,387
Post Reorganization

Acquiring Fund

PIMCO Dynamic Income Fund	220,137	5,331,584	24.22	(28,366)

PIMCO paid all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the Reorganization transaction, excluding transaction costs in connection with the purchase or sale of portfolio securities, if any. Assuming the Reorganization had been completed on July 1, 2021, the beginning of the semi-annual reporting period, the pro forma results of operations for the period ended December 31, 2021, are as follows (amounts in thousands):

Net Income	$286,204

Net realized and unrealized gain/loss	87,180

Total increase in net assets from investments operations	$373,384

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Consolidated Statements of Operations since December 10, 2021.

132	PIMCO CLOSED-END FUNDS

December 31, 2021	(Unaudited)

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PCM Fund, Inc.	$1,040	$11,195

PIMCO Global StocksPLUS® & Income Fund	26,665	0

PIMCO Strategic Income Fund, Inc.	5,905	51,148

PIMCO Dynamic Income Fund	78,217	34,635

PIMCO Dynamic Income Opportunities Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PCM Fund, Inc.	$188,785	$22,612	$(16,604)	$6,008

PIMCO Global StocksPLUS® & Income Fund	221,129	19,456	(22,486)	(3,030)

PIMCO Strategic Income Fund, Inc.	752,899	38,565	(45,177)	(6,612)

PIMCO Dynamic Income Fund	9,535,524	884,552	(818,545)	66,007

PIMCO Dynamic Income Opportunities Fund	3,917,019	61,897	(134,709)	(72,812)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies (PFICs), defaulted securities, Real Estate Investment Trusts (REITs), Grantor Trust Adjustments, hyperinflationary adjustments, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals and partnership adjustments.

For tax years ending before July 1, 2018, RCS accounted for mortgage dollar rolls as financing transactions, such that the Fund treated the difference between the selling price and future purchase price on a mortgage dollar roll as interest income for U.S. federal income tax purposes. On July 18, 2019, the IRS granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges for U.S. federal income tax purposes.

The Fund’s treatment of mortgage dollar rolls for U.S. federal income tax purposes determines the character and source of the Fund’s distributions relating to income earned thereon. Treatment of mortgage dollar rolls as financing transactions may increase the amount of distributions received by Fund shareholders, or may increase the portion thereof that is taxed as ordinary income, and cause shareholders to be taxed on distributions that effectively represent a return of the shareholder’s investment therein. As a result of the change in accounting method granted by the IRS, for tax years ending

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Notes to Financial Statements	(Cont.)	December 31, 2021	(Unaudited)

after June 30, 2018, the Fund expects that any gain or loss it recognizes on mortgage dollar rolls will generally be treated as short-term capital gain or loss, as applicable. Any such short-term capital gains for a taxable year will be offset by the Fund’s capital losses for such year, and any available capital loss carryforwards. The application of sale or exchange treatment to mortgage dollar rolls may therefore increase the portion of the Fund’s distributions to shareholders that are treated as returns of capital for U.S. federal income tax purposes, or lead the Fund to decrease its distributions to reduce or avoid returns of capital.

The U.S. federal income tax rules governing the treatment of mortgage dollar roll transactions are complex, and the proper treatment of such transactions is uncertain. If the IRS were to challenge or recharacterize RCS’s treatment of mortgage dollar rolls successfully, it would affect the amount, timing and character of distributions received by the Fund’s shareholders. A taxpayer requesting a voluntary accounting method change generally receives audit protection for all taxable years prior to the year of change with respect to the item that is being changed. Because the IRS has approved the Fund’s requested change in accounting method for mortgage dollar rolls, the IRS will not, subject to certain exceptions that the Fund does not expect to apply, challenge or recharacterize the Fund’s treatment of mortgage dollar rolls as financing transactions for taxable years ending before July 1, 2018.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 3, 2022, the following distributions were declared to common shareholders payable February 1, 2022 to shareholders of record on January 13, 2022:

PCM Fund, Inc.	$0.080000 per common share

PIMCO Global StocksPLUS® & Income Fund	$0.069000 per common share

PIMCO Strategic Income Fund, Inc.	$0.051000 per common share

PIMCO Dynamic Income Fund	$0.220500 per common share

PIMCO Dynamic Income Opportunities Fund	$0.118400 per common share

On February 1, 2022, the following distributions were declared to common shareholders payable March 1, 2022 to shareholders of record February 11, 2022:

PCM Fund, Inc.	$0.080000 per common share

PIMCO Global StocksPLUS® & Income Fund	$0.069000 per common share

PIMCO Strategic Income Fund, Inc.	$0.051000 per common share

PIMCO Dynamic Income Fund	$0.220500 per common share

PIMCO Dynamic Income Opportunities Fund	$0.118400 per common share

There were no other subsequent events identified that require recognition or disclosure.

134	PIMCO CLOSED-END FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BNY	Bank of New York Mellon	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RCE	Royal Bank of Canada Europe Limited

BOM	Bank of Montreal	GSC	Goldman Sachs & Co. LLC	RDR	RBC Capital Markets LLC

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	RTA	RBC (Barbados) Trading Bank Corp.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SBI	Citigroup Global Markets Ltd.

BYR	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, NY

CDC	Natixis Securities Americas LLC	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

CEW	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

CSG	Credit Suisse AG Cayman	MSB	Morgan Stanley Bank, N.A	TOR	The Toronto-Dominion Bank

DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FBF	Credit Suisse International	MZF	Mizuho Securities USA LLC

Currency Abbreviations:

ARS	Argentine Peso	CZK	Czech Koruna	MXN	Mexican Peso

AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

CHF	Swiss Franc	IDR	Indonesian Rupiah	RUB	Russian Ruble

CLP	Chilean Peso	INR	Indian Rupee	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	ZAR	South African Rand

CNY	Chinese Renminbi (Mainland)

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	NDDUEAFE	MSCI EAFE Index	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate	US0003M	ICE 3-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	S&P 500	Standard & Poor’s 500 Index	WIBOR03M	3 Month Warsaw Inter Bank Offering Rate

EUR003M	3 Month EUR Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	PRIBOR	Prague Interbank Offered Rate

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced

CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	135

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PCM Fund, Inc	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0800	$0.0000	$0.0000	$0.0800

August 2021	$0.0800	$0.0000	$0.0000	$0.0800

September 2021	$0.0800	$0.0000	$0.0000	$0.0800

October 2021	$0.0800	$0.0000	$0.0000	$0.0800

November 2021	$0.0800	$0.0000	$0.0000	$0.0800

December 2021	$0.0800	$0.0000	$0.0000	$0.0800

PIMCO Global StocksPLUS® & Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0690	$0.0000	$0.0000	$0.0690

August 2021	$0.0690	$0.0000	$0.0000	$0.0690

September 2021	$0.0690	$0.0000	$0.0000	$0.0690

October 2021	$0.0690	$0.0000	$0.0000	$0.0690

November 2021	$0.0690	$0.0000	$0.0000	$0.0690

December 2021	$0.0690	$0.0000	$0.0000	$0.0690

PIMCO Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.1900	$0.0000	$0.0000	$0.1900

August 2021	$0.1900	$0.0000	$0.0000	$0.1900

September 2021	$0.1900	$0.0000	$0.0000	$0.1900

October 2021	$0.1900	$0.0000	$0.0000	$0.1900

November 2021	$0.1900	$0.0000	$0.0000	$0.1900

December 2021(1)	$0.1616	$0.0000	$0.0284	$0.1900

PIMCO Strategic Income Fund, Inc	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0485	$0.0000	$0.0025	$0.0510

August 2021	$0.0486	$0.0000	$0.0024	$0.0510

September 2021	$0.0503	$0.0000	$0.0007	$0.0510

October 2021	$0.0488	$0.0000	$0.0022	$0.0510

November 2021	$0.0442	$0.0000	$0.0068	$0.0510

December 2021	$0.0505	$0.0000	$0.0005	$0.0510

PIMCO Dynamic Credit and Mortgage Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.1740	$0.0000	$0.0000	$0.1740

August 2021	$0.1740	$0.0000	$0.0000	$0.1740

September 2021	$0.1740	$0.0000	$0.0000	$0.1740

October 2021	$0.1740	$0.0000	$0.0000	$0.1740

November 2021	$0.1740	$0.0000	$0.0000	$0.1740

December 2021(1)	$0.1493	$0.0000	$0.0247	$0.1740

136	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Dynamic Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.2205	$0.0000	$0.0000	$0.2205

August 2021	$0.2205	$0.0000	$0.0000	$0.2205

September 2021	$0.2205	$0.0000	$0.0000	$0.2205

October 2021	$0.2205	$0.0000	$0.0000	$0.2205

November 2021	$0.2205	$0.0000	$0.0000	$0.2205

December 2021	$0.2205	$0.0000	$0.0000	$0.2205

PIMCO Dynamic Income Opportunities Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.1184	$0.0000	$0.0000	$0.1184

August 2021	$0.1184	$0.0000	$0.0000	$0.1184

September 2021	$0.1184	$0.0000	$0.0000	$0.1184

October 2021	$0.1184	$0.0000	$0.0000	$0.1184

November 2021	$0.1184	$0.0000	$0.0000	$0.1184

December 2021	$0.1184	$0.0000	$0.0000	$0.1184

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.
(1)

December distributions for PIMCO Income Opportunity Fund and PIMCO Dynamic Credit and Mortgage Income Fund represent the Funds’ final distributions, in connection with the Reorganization. Please see Note 16 - Reorganization in the Notes to Financial Statements for additional information about the Reorganization.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	137

Shareholder Meeting Results	(Unaudited)

PIMCO Dynamic Income Fund (“PDI”), PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”) and PIMCO Income Opportunity Fund (“PKO”) held a special meeting of shareholders on August 6, 2021. Shareholders of PDI and PKO approved the proposals necessary for PCI and PKO to reorganize with and into PDI. No action was needed from shareholders of PCI.

PIMCO Dynamic Income Fund

Common shareholders voted as indicated below:

	Affirmative	Against	Abstain

To approve the issuance of additional common shares of beneficial interest of PIMCO Dynamic Income Fund (“PDI”) to be issued to the common shareholders of PIMCO Income Opportunity Fund (“PKO”) and PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”) in connection with the acquisition by PDI of all of the assets and liabilities of each of PKO and PCI.	28,012,551	2,841,495	1,360,791

PIMCO Income Opportunity Fund

Common shareholders voted as indicated below:

	Affirmative	Against	Abstain

To approve an Agreement and Plan of Reorganization pursuant to which PIMCO Income Opportunity Fund would be reorganized with and into PIMCO Dynamic Income Fund.	8,335,726	2,762,789	544,130

138	PIMCO CLOSED-END FUNDS

Changes to Board of Trustees	(Unaudited)

Effective December 31, 2021, Hans W. Kertess resigned from his position as Trustee of the Funds.

ANNUAL REPORT	|	JUNE 30, 2021	139

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive,

Newport Beach, CA, 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4010SAR_123121

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)        Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)         Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)        None.

(a)(4)        There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)             Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Opportunity Fund

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	March 4, 2022

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	March 4, 2022